Exhibit 10.2

ASIAN COAST DEVELOPMENT (CANADA) LTD.

FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

Dated as of June 9, 2014

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Section 10.12	Governing Law	134

Section 10.13	Independent Legal Advice	134

Section 10.14	Expenses	134

Section 10.15	Counterparts	134

Section 10.16	English Language	134

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FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

This FOURTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”), dated as of June 9, 2014, is by and among (i) Asian Coast Development (Canada) Ltd., a Canadian corporation (the “Company”), (ii) Harbinger II S.à r.l., Blue Line ACDL, Inc., Breakaway ACDL, Inc., Credit Distressed Blue Line Master Fund, Ltd., Global Opportunities Breakaway Ltd., and Harbinger China Dragon Intermediate Fund, L.P. (collectively, “Harbinger”), (iii) PNK Development 18, LLC, a Delaware limited liability company and a subsidiary of Pinnacle Entertainment, Inc., a Delaware corporation (such subsidiary, “Pinnacle”) and (iv) PNK Development 31, LLC, a Delaware limited liability company and a subsidiary of Pinnacle Entertainment, Inc. (such subsidiary, “PNK Development 31”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Section 7.1.

RECITALS

WHEREAS, the Company, Harbinger and Pinnacle entered into the Shareholders Agreement, dated as of August 8, 2011(the “Original Shareholders Agreement”), when Pinnacle made its initial investment in the Company pursuant to the Pinnacle Subscription Agreement;

WHEREAS, the Company, Harbinger and Pinnacle entered into an Amended and Restated Shareholders Agreement, dated as of August 29, 2012, in connection with, inter alia, the 2012 Subscription Agreement as amended by the First Amendment to the Amended and Restated Shareholders Agreement dated as of September 28, 2012 (as amended, the “First Amended Shareholders Agreement”);

WHEREAS, the Company, Harbinger and Pinnacle entered into a Second Amended and Restated Shareholders Agreement, dated as of December 6, 2012, in connection with, inter alia, the Backstop Loan Agreement (the “Second Amended Shareholders Agreement”);

WHEREAS, the Company, Harbinger and Pinnacle entered into a Third Amended and Restated Shareholders Agreement, dated as of May 24, 2013, in connection with, inter alia, the May 2013 Loan Agreement, as amended from time to time (the “Third Amended Shareholders Agreement”);

WHEREAS, Harbinger and Pinnacle are shareholders of the Company;

WHEREAS, pursuant to the Conversion Agreement, dated September 23, 2013, by and among the Company, Harbinger, Pinnacle and PNK Development 31, the November 2013 Loan Agreement, the January 2014 Loan Agreement, and the April 2014 Loan Agreement, the parties have agreed to the exchange or conversion of loans, the Series V Special Shares and the Class VI Shares held by Harbinger and Pinnacle in the amounts set forth on Annex A into that number of Common Shares as is set forth on such Annex opposite each of their names at the conversion prices listed therein; and

WHEREAS, the Company, Harbinger and Pinnacle desire to grant to Harbinger and Pinnacle, as the case may be, certain rights with respect to their respective investments according to the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereto agree as follows:

ARTICLE 1

SCOPE AND EFFECT OF AGREEMENT

Section 1.1 Support of Terms.

(a) Each of Harbinger and Pinnacle agrees with the other that it shall vote its respective Voting Securities (or, if more convenient, execute written shareholders’ consent resolutions) and in all other respects use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause the Company or any Company Party to comply with and act in the manner contemplated by the provisions hereof, and so as to implement to their full extent the provisions of this Agreement and, to the extent, if any, permitted by Applicable Law, shall each use reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective nominee(s) as director so to act. For purposes of this Section 1.1(a), the terms “Harbinger” and “Pinnacle” shall include their respective Entity Affiliates that own Equity Securities.

(b) The Company shall (i) comply with its obligations under this Agreement, and (ii) use reasonable best efforts and take all such steps as may reasonably be within its powers to otherwise implement to their full extent the provisions of this Agreement. The parties hereto agree that their intent is to grant to each of Harbinger and Pinnacle (and their respective Entity Affiliates) certain rights with respect to its investment as more particularly set forth in this Agreement, and in accordance with the terms and conditions hereof, and that notwithstanding anything to the contrary set out in the Existing Shareholders Agreement or the Supplemental Agreement, the respective rights and obligations of the Company and Harbinger (including its Entity Affiliates) vis-à-vis each other under the Existing Shareholders Agreement and Supplemental Agreement shall, except as otherwise expressly provided herein, be subject and subordinate to the further agreements of the Company, Harbinger and Pinnacle set forth in this Agreement. Harbinger further acknowledges that it has irrevocably terminated and waived in favor of the Company and Pinnacle certain of its governance consent rights and covenants, including without limitation certain rights of first refusal and preemptive rights, in each case as more particularly set out in the Termination and Waiver dated as of August 29, 2012 granted by Harbinger in favor of the Company and Pinnacle. Without limiting the foregoing, until the termination of this Agreement in accordance with its terms, Harbinger acknowledges that, notwithstanding section 6.6 of the Existing Shareholders Agreement, it and its Entity Affiliates shall only be permitted to transfer Securities in accordance with the terms of this Agreement.

Section 1.2 Terms to Prevail over Constating Documents. If any of the provisions of this Agreement conflict with the Constating Documents, the provisions of this Agreement shall prevail to the extent of each such conflict, and each of the Company, Harbinger and Pinnacle shall, if reasonably possible, cause the Constating Documents to be amended so as to eliminate such conflict.

Section 1.3 Amended and Restated Agreement. This Agreement is intended to represent a continuation of the Third Amended Shareholders Agreement, as amended and restated upon the terms and conditions set out herein, and from and after the date hereof supersedes and replaces the Third Amended Shareholders Agreement (which in turn superseded and replaced the Second Amended Shareholders Agreement, which in turn superseded and replaced the First Amended Shareholders Agreement, which in turn superseded and replaced the Original Shareholders Agreement) in its entirety.

ARTICLE 2

GOVERNANCE AND MANAGEMENT OF THE COMPANY

Section 2.1 Board Rights.

(a) Non-Voting Period. At any time other than during a Voting Period, the following provisions shall apply:

(i) Size and Composition.

(A) At any time during which Harbinger is the Majority Party:

(1) Subject to Section 2.1(a)(i)(A)(2), Harbinger and Pinnacle shall vote their respective Voting Securities so that the Board shall be composed of at least seven (7) but no more than twelve (12) directors, of which Pinnacle shall nominate a number of individuals from the number of directors to be elected that represents Pinnacle’s then ownership percentage of the Equity Voting Power, rounded up or down to the nearest whole number, but not less than two (2) directors (any director nominated by Pinnacle, a “Pinnacle Director”), with the remaining directors being nominated by Harbinger (any director nominated by Harbinger, a “Harbinger Director”), and Harbinger and Pinnacle shall vote their respective Voting Securities to elect such Pinnacle Directors and Harbinger Directors (including without limitation, the appointment of additional Harbinger Directors or Pinnacle Directors, if any and as applicable, immediately following the end of the Voting Period); provided, however, that (x) in no event shall Harbinger vote its Voting Securities in a manner that would cause the number of Pinnacle Directors serving on the Board at any time to be less than two (2) directors, (y) Harbinger shall take all necessary action as promptly as practicable, including without limitation effecting an increase in the size of the Board or removal of some of the Harbinger Directors and causing the appointment of Pinnacle Directors, such that the number of Pinnacle Directors reflects the foregoing provision, and (z) any such appointment in furtherance of this Section 2.1(a)(i)(A)(1) shall only be permitted in accordance with the terms of the Constating Documents.

(2) Harbinger, as the Majority Party, shall have the sole right to recommend in writing any increase or decrease in the size of the Board between seven (7) and twelve (12) directors, and Pinnacle shall vote its Voting Securities so that the Board shall be comprised of such number of directors as recommended by Harbinger. In the event that the size of the Board is so increased or decreased, Harbinger shall vote its

Voting Securities so that the number of Pinnacle Directors on the Board shall be in proportion to Pinnacle’s then ownership percentage of the Equity Voting Power, rounded up or down to the nearest whole number; provided, however, that in no event shall Harbinger vote its Voting Securities in a manner that would cause the number of Pinnacle Directors serving on the Board at any time to be less than two (2) directors. In the event that the number of Pinnacle Directors on the Board at any time is less than its proportionate share based on Pinnacle’s then ownership percentage of the Equity Voting Power, rounded up or down to the nearest whole number, then Pinnacle shall have the right to require (exercisable by written notice to Harbinger) that Harbinger, as the Majority Party, take, and Harbinger shall take, all necessary action, including without limitation effectuating an increase in the size of the Board or removal of some of the Harbinger Directors and causing the appointment of additional Pinnacle Directors and voting its Voting Securities thereafter, such that the number of Pinnacle Directors reflects Pinnacle’s proportionate share of such voting power; provided, however, that in no event shall Harbinger vote its Voting Securities in a manner that would cause the number of Pinnacle Directors serving on the Board at any time to be less than two (2) directors.

(B) At any time during which Harbinger is the Minority Party:

(1) Harbinger and Pinnacle shall vote their respective Voting Securities so that (x) the Board shall be composed of at least seven (7) but no more than twelve (12) directors, and (y) the number of directors nominated by each of Pinnacle and Harbinger shall be proportionate to their then-respective ownership percentages of the Equity Voting Power, rounded up or down to the nearest whole number.

(2) Pinnacle, as the Majority Party, shall have the sole right to recommend in writing any increase or decrease in the size of the Board between seven (7) and twelve (12) directors, and Harbinger, as the Minority Party, shall vote its Voting Securities so that the Board shall be comprised of such number of directors as recommended by Pinnacle. In the event that the size of the Board is so increased or decreased, Pinnacle shall vote its Voting Securities so that the number of Harbinger Directors on the Board shall be in proportion to Harbinger’s then ownership percentage of the Equity Voting Power, rounded up or down to the nearest whole number; provided, however, that in no event shall Pinnacle vote its Voting Securities in a manner that would cause the number of Harbinger Directors serving on the Board at any time to be less than two (2) directors. In the event that the number of Harbinger Directors on the Board at any time is less than its proportionate share based on Harbinger’s then ownership percentage of the Equity Voting Power, rounded up or down to the nearest whole number, then Harbinger shall have the right to require (exercisable by written notice to Pinnacle) that Pinnacle, as the Majority Party, take, and Pinnacle shall take, all necessary action, including without limitation effectuating an increase in the size of the Board or removal of some of the Pinnacle Directors and causing the appointment of additional Harbinger Directors and voting its Voting Securities thereafter, such that the number of Harbinger Directors reflects Harbinger’s proportionate share of such voting power; provided, however, that in no event shall Pinnacle vote its Voting Securities in a manner that would cause the number of Harbinger Directors serving on the Board at any time to be less than two (2) directors.

(C) Independent Director. Subject to Section 2.1(d)(xii), at any time other than during a Voting Period (whether Harbinger is the Majority Party or otherwise), Harbinger shall be required to include an Independent Director as one of its nominees for election as a director pursuant to Section 2.1(a). In all such events, Harbinger and Pinnacle shall vote their respective Voting Securities such that the Independent Director nominee proposed by Harbinger would be elected as a director to the Board. For the avoidance of doubt, as soon as practicable following the termination of a Voting Period and solely to the extent Pinnacle has nominated, and such director is at such time serving as, an Independent Director, (1) the Independent Director shall remain on the Board, but shall be designated to be a Harbinger Director without derogating from any of the rights set forth in Section 2.1(a)(i)(A) and (2) Pinnacle shall be entitled to appoint a replacement Pinnacle Director and Harbinger agrees to cause its appointed directors to act so as to effectuate Pinnacle’s right to appoint such Pinnacle Director in accordance with the foregoing, including by causing its directors to increase the size of the Board and fill a vacancy on the Board with such replacement Pinnacle Director.

(ii) For the avoidance of doubt, neither Harbinger nor Pinnacle shall be required to vote their respective Voting Securities in the manner set forth in Section 2.1(a)(i) at any time during a Voting Period.

(iii) Subject to Applicable Law, the parties shall cause their nominees to the Board to call and hold a special meeting of the shareholders of the Company if necessary to effectuate the provisions of this Section 2.1(a).

(b) Voting Period. At any time during the duration of any Voting Period, the following provisions shall apply:

(i) Size and Composition. Harbinger and Pinnacle shall vote their respective Voting Securities so that the Board shall be composed of (A) such number of directors as is set forth in Section 4.1(c) of the Existing Shareholders Agreement, of which six (6) directors shall be nominated by Harbinger and shall vote their respective Voting Securities to elect such six (6) nominees and (B) no more than ten (10) directors. From and after the date of this Agreement, Harbinger agrees to (A) nominate, as part of its slate of six nominees for the election as directors, the number of individuals proposed by Pinnacle in writing that, in respect of such slate of six (6) director nominees, represents Pinnacle’s then ownership percentage of the Equity Voting Power, rounded up or down to the nearest whole number; provided that Harbinger shall be required to nominate at least two nominees proposed by Pinnacle; and (B) vote its Voting Securities to elect such Pinnacle nominees. With respect to any remaining directors that may be nominated for election as a director of the Company by the Principal Shareholders in accordance with the terms and conditions of Section 4.1(c) of the Existing Shareholders Agreement, Harbinger shall not (and shall not permit its Subsidiaries to), without first obtaining Pinnacle’s written consent (which consent shall not be unreasonably withheld or delayed), make any affirmative decision as to the eligibility or qualifications of any such nominees that may be proposed by the Principal Shareholders, provided that rejection of nominees proposed by the Principal Shareholders shall not require Pinnacle’s written consent.

(ii) Board Observer. In addition to any right to nominate a director in accordance with this Agreement, the Company shall invite and permit at least one representative designated by the Majority Party, at least one representative designated by the Minority Party and any other individuals in the Board’s discretion to attend all duly called meetings of the Board and any committee thereof (whether in person, telephonically or otherwise) solely in a non-voting observer capacity (each, a “Board Observer”) and, in this respect, shall give the Board Observer copies of all notices, minutes, consents and other materials that the Company provides to its directors in connection with such meeting, subject to the limitations set forth below in Section 2.3 and provided that the Board Observer shall enter into an agreement with the Company providing that the Board Observer shall hold in confidence and trust all information provided to him or her or learned by him or her in connection with the observer rights described herein, except to the extent otherwise required by Applicable Law and any other regulatory process to which such party is subject. For the avoidance of doubt, (1) the Board Observer designated by Pinnacle may share all such information with PEI and its Entity Affiliates and (2) the Board Observer designated by Harbinger may share all such information with Harbinger and its Entity Affiliates.

(iii) Independent Directors. Subject to Section 2.1(d)(xii), at any time during which Pinnacle is the Minority Party, Pinnacle may, but is not required to, propose an Independent Director as one of its nominees for election as a director pursuant to Section 2.1(b)(i), and Harbinger and Pinnacle shall vote their respective Voting Securities such that the Independent Director nominee proposed by Pinnacle would be elected as a director to the Board.

(c) For purposes of this Section 2.1, the terms “Harbinger” and “Pinnacle” shall include their respective Entity Affiliates that own Voting Securities.

(d) In General. At all times during the term of this Agreement (whether during a Voting Period or otherwise), the following provisions shall apply:

(i) Committees. Each of Harbinger and Pinnacle shall have the right to appoint at least one director to each of the Audit Committee, the Compensation Committee, the Nominating Committee, the Corporate Governance Committee, the Investment Committee, and the Compliance Committee, and any other committees of the Board formed after the date of this Agreement (including, but not limited to, any executive committee, special committee, and the Operating Committee). Each of Harbinger and Pinnacle shall, to the extent permitted by Applicable Law, use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective appointed directors to act so as to effectuate each party’s right to appoint at least one committee member in accordance with the foregoing sentence; provided, however, that the majority of committee members on any such committee (other than the Executive Committee and the Operating Committee) shall consist of directors appointed by the Majority Party.

(ii) Executive Committee. Each of Harbinger and Pinnacle shall, to the extent permitted by Applicable Law, use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective appointed directors to (A) appoint an Executive Committee of the Board with the greatest director powers an executive committee of a board of directors may possess under Applicable Law (the “Executive Committee”), and (B)(1) designate the following Persons to constitute the Executive Committee: two directors designated by the Majority Party and one director designated by the Minority Party, who shall be the voting members of such Committee, and the Chief Executive Officer of the Company and the Pinnacle Advisor, (2) not revoke or alter the authority given to the Executive Committee, (3) not override any decision made by the Executive Committee, (4) not terminate the appointment of, or change the membership of, the Executive Committee, and (5) not fill vacancies in the Executive Committee, except in the case of each of the foregoing clauses (1) - (5), as provided herein or as otherwise may be agreed to in writing by Harbinger and Pinnacle. Each of Harbinger and Pinnacle shall take all actions, and shall to the extent permitted by Applicable Law, cause its respective appointed directors to take all actions, necessary or appropriate to effectuate the delegation of authority to the Executive Committee for the matters set forth in this Section 2.1(d)(ii), including the adoption of resolutions of the Board in accordance with Applicable Law.

(iii) Operating Committee. Each of Harbinger and Pinnacle shall, to the extent permitted by Applicable Law, use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective appointed directors to (A) appoint an Operating Committee of the Board with such director powers as to be set forth in a charter document mutually agreed upon by Harbinger and Pinnacle (the “Operating Committee”), and (B)(1) designate the following Persons to constitute the Operating Committee: one director designated by the Majority Party, one director designated by the Minority Party, who shall be the voting members of such Committee, and the Chief Executive Officer of the Company and the Pinnacle Advisor, (2) not revoke or alter the authority given to the Operating Committee, (3) not override any decision made by the Operating Committee, (4) not terminate the appointment of, or change the membership of, the Operating Committee, and (5) not fill vacancies in the Operating Committee, except in the case of each of clauses (1) - (5), as provided herein or as otherwise may be agreed to in writing by Harbinger and Pinnacle. Each of Harbinger and Pinnacle shall take all actions, and shall to the extent permitted by Applicable Law, cause its respective appointed directors to take all actions, necessary or appropriate to effectuate the delegation of authority to the Operating Committee for the matters set forth in this Section 2.1(d)(iii), including the adoption of resolutions of the Board in accordance with Applicable Law.

(iv) Future Funding Committee. Each of Harbinger and Pinnacle shall, to the extent permitted by Applicable Law, use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective appointed directors to (A) appoint a Future Funding Committee of the Board (the “Future Funding Committee”) to make recommendations to the Board from time to time apprising the Board of the Future Funding Committee’s beliefs as to the Company’s need for additional financing, including the amount of financing being recommended by the Future Funding Committee for the Company and an approximate timetable for such recommended financing (the “Financing Need Recommendation”), and (B)(1) designate the following Persons to constitute the Future Funding Committee: one director designated by Harbinger, one director designated by Pinnacle, the Independent Director(s) of the Company and any Board Observer of the Company that would be an Independent Director if such individual were appointed to the Board, (2) not revoke or alter the authority given to the Future Funding Committee, (3) not terminate the appointment of, or change the membership of, the Future Funding Committee, and (4) not fill vacancies in the Future Funding Committee, except in the case of each of clauses (1) - (4), as provided herein or as otherwise may be agreed to in writing by Harbinger and Pinnacle. Upon receipt of a Financing Need Recommendation from the Future Funding Committee, each of Pinnacle and Harbinger shall, to the extent permitted by Applicable Law, use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective appointed directors to call a meeting of the Board in order for the Board to make a determination as to whether the Financing Need Recommendation is in the best interest of the Company in accordance with their fiduciary duties under Applicable Law. Each of Pinnacle and Harbinger shall, to the extent permitted by Applicable Law, use its reasonable best efforts and take all such steps as may reasonably be within its powers so as to cause its respective appointed directors to approve or reject the Financing Need Recommendation. Each of Harbinger and Pinnacle shall take all actions, and shall to the extent permitted by Applicable Law, cause its respective appointed directors to take all actions, necessary or appropriate to effectuate the delegation of authority to the Future Funding Committee for the matters set forth in this Section 2.1(d)(iv), including the adoption of resolutions of the Board in accordance with Applicable Law. For the avoidance of doubt and subject to the authority delegated to the Independent Committee in Section 2.1(d)(v), the Board shall maintain sole and absolute authority, in its sole discretion, to determine (A) the Company’s need for additional financing, including the amount of any financing or the approximate timetable related thereto, and (B) any and all matters being considered and recommended by the Future Funding Committee.

(v) Independent Committee. In connection with the Administrative Services Agreement and certain actions as set forth in Section 6.1(b) and Section 6.2(a), each of Harbinger and Pinnacle shall, to the extent permitted by Applicable Law, use its respective reasonable best efforts and take all such steps as may reasonably be within its respective powers so as to cause its respective appointed directors to appoint an Independent Committee of the Board consisting solely of Independent Directors (the “Independent Committee”). The Independent Committee shall have the full power and authority of the Board with respect to the review of any action to be taken by the Company in connection with the Administrative Services Agreement to the extent and in accordance with the provisions therein. Each of Harbinger and Pinnacle shall, to the extent permitted by Applicable Law, use its reasonable best efforts to, and take all such steps as may reasonably be within its powers as to cause its respective directors to, (1) designate only Independent Directors to the Independent Committee, (2) not revoke or alter the authority given to the Independent Committee, (3) not override any decision made by the Independent Committee, (4) not terminate the appointment of, or change the membership of, the Independent Committee, and (5) not fill vacancies in the Independent Committee, except in the case of each of clauses (1) - (5), as provided herein or as otherwise may be agreed to in writing by the Company, Harbinger and Pinnacle. Without derogating from the power and authority granted hereby or by any resolution of the

Board, the scope of any powers and authority of the Independent Committee in addition to those set forth above shall, subject to the Business Corporations Act (British Columbia) be set forth in a charter document to be mutually agreed upon by Harbinger and Pinnacle. Each of Harbinger and Pinnacle shall take all actions, and shall to the extent permitted by Applicable Law, cause its respective appointed directors to take all actions, necessary or appropriate to effectuate the delegation of authority to the Independent Committee for the matters set forth in this Section 2.1(d)(v), including the adoption of resolutions of the Board in accordance with Applicable Law.

(vi) [Intentionally omitted.]

(vii) Removal and Replacement of Directors. Any director may be removed from the Board or from any committee at any time, with or without cause, only at the direction of the shareholder that designated such director. If a vacancy is created on the Board or a committee as a result of the death, disability, retirement, resignation, or removal of any director, then the shareholder that designated such director shall have the right to designate such director’s replacement.

(viii) Voting at Meetings. Each of Harbinger and Pinnacle shall vote their Voting Securities at any meeting of shareholders called to elect directors in favor of electing individual nominees to the Board in accordance with the provisions of this Section 2.1.

(ix) Timing. To the extent permitted, the election or designation of Harbinger’s and Pinnacle’s nominees as set forth above in this Section 2.1 will be effected as soon as practicable following designation of such nominees.

(x) Termination of Board Rights. Notwithstanding the foregoing provisions of this Section 2.1, if, at any time, the Minority Party (together with its Entity Affiliates) shall cease to own at least seven and one half percent (7.5%) of the Equity Voting Power (other than as a result of falling below such threshold immediately following a Drag-Along Transaction under Section 3.3 herein, as applicable), then (A) such Minority Party shall cease to have the right to designate any director(s) or Board Observer pursuant to Section 2.1 and the Majority Party shall no longer have any obligation with respect to voting its Voting Securities accordingly, (B) the Minority Party shall cause any and all of its directors to resign from the Board and any committees (or such director(s) shall be removed from the Board and any committees), as applicable, as soon as practicable and, in any case, prior to the date of the next Board or committee meeting or action by written consent and (C) the Company shall no longer be obligated to invite or permit Board Observers designated by the Minority Party to attend meetings or have access to information regarding the Company.

(xi) Subsidiary Boards. If, and solely to the extent that, the Majority Party determines to exercise any right to designate a member to any board of directors or similar governing body of any Subsidiary of the Company, then the Majority Party and the Minority Party shall each vote their respective Voting Securities so that the number of directors nominated by each of the Majority Party and the Minority Party to such board or governing body is in proportion to their then respective ownership percentages of the Equity Voting Power, rounded up or down to the nearest whole number.

(xii) Continued Appointment of Independent Director. Each of Harbinger and Pinnacle shall use its best efforts to cause their respective directors to, and if necessary to otherwise vote their respective Voting Securities to, ensure that there is at all times at least one Independent Director on the Board and, if at any time, any Independent Director ceases to be an Independent Director or ceases to be on the Board, the party that nominated such Independent Director shall act promptly to (including causing their respective directors to, and if necessary to otherwise vote their respective Voting Securities to) appoint a replacement Independent Director in the most expedient manner permitted by Applicable Law and all parties shall take such other action as is necessary to cause the election of the replacement Independent Director.

Section 2.2 Pinnacle Advisor. In addition to Pinnacle’s right to appoint the Pinnacle Director(s) and a Board Observer, Pinnacle shall also have the right to appoint, at Pinnacle’s sole cost and expense, an employee of Pinnacle to serve in a senior advisory capacity at the Company, subject to any additional limitations that may be set forth in any management agreement related to the Ho Tram Project (the “Pinnacle Advisor”). For the avoidance of doubt, (a) the Pinnacle Advisor shall not be deemed to be an employee of the Company, (b) the Pinnacle Advisor shall not have the right to attend or observe any meetings of the Board or its committees unless and until requested by the Board (unless the Person serving as the Pinnacle Advisor is also a Pinnacle Director or Pinnacle Board Observer), except for the Operating Committee and the Executive Committee as respectively set forth in Section 2.1(d)(ii)(B) and Section 2.1(d)(iii)(B), and (c) no action taken by the Pinnacle Advisor shall constitute the act of or otherwise serve to bind the Company. The Company shall give the Pinnacle Advisor copies of all notices, minutes, consents, and other materials that the Company provides to its directors in connection with any Board meeting, subject to the limitations set forth below in Section 2.3 and provided that the Pinnacle Advisor shall enter into an agreement with the Company providing that he or she shall hold in confidence and trust all information provided to the Pinnacle Advisor or learned by the Pinnacle Advisor in connection with the rights described herein, except to the extent otherwise required by Applicable Law or any other regulatory process to which Pinnacle, PEI or the Pinnacle Advisor is subject or except as otherwise permitted under this Agreement. The Pinnacle Advisor may, as it deems necessary or desirable, share all such information with PEI and its Entity Affiliates, and their respective officers, directors, employees and agents. For the avoidance of doubt, Pinnacle acknowledges that the costs and expenses incurred by the Pinnacle Advisor in connection with their actions undertaken pursuant to this Section 2.2 shall not constitute reimbursable expenses of the consultant under the Administrative Services Agreement.

Section 2.3 Access to Information.

(a) Books and Records.

(i) All books and records, including all records relating to or reflecting the operations of the Ho Tram Project or any other Company project, shall be (a) maintained at the principal executive offices of the Company, and (b) made available to Harbinger and Pinnacle, the Harbinger Director(s), the Pinnacle Director(s), the Pinnacle Board Observer and the Pinnacle Advisor for examination, audit, inspection, and copying at any time; provided, however, that the Board, following deliberations without any of the Pinnacle Director, Pinnacle Board Observer or Pinnacle Advisor in attendance, reserves the right to withhold any information and to exclude each Pinnacle Director, Pinnacle Board Observer or Pinnacle Advisor, as the case may be, from any meeting or portion thereof if access to such information or attendance at such meeting is presently or in the future restricted or prohibited by the terms and conditions of any management or other agreement relating to the Ho Tram Project or any other Company project; provided, however, that the Board (excluding any Pinnacle Director, Pinnacle Board Observer or Pinnacle Advisor) shall instruct management to use its reasonable best efforts to identify and redact any prohibited or restricted information from any such agreement in an effort to make the remainder of such agreement available to Pinnacle, the Pinnacle Director(s), the Pinnacle Board Observer and the Pinnacle Advisor, and the Board (excluding any Pinnacle Director, Pinnacle Board Observer or Pinnacle Advisor) shall request that the other party to such management or other agreement agree to minimize or eliminate such restrictions and prohibitions. Upon termination of this Agreement or, if earlier, at such time as either Harbinger or Pinnacle (together with its respective Entity Affiliates) no longer owns at least seven and one half percent (7.5%) of the Equity Voting Power, all such books and records shall be turned over to the Company immediately and shall remain the property of the Company, subject to access by such party upon reasonable notice for examination, audit, inspection, and copying solely for purposes of such party’s accounting and tax requirements or the calculation and verification of amounts remaining due between the Company and such party following such termination. For the avoidance of doubt, nothing contained in this Agreement other than this Section 2.3(a) shall affect or limit the rights to access or inspect Company information and books and records that either Harbinger or Pinnacle and its respective director(s) may have under the applicable corporate laws of the Company’s jurisdiction of incorporation or organization.

(ii) [Intentionally omitted]

(iii) Tax Reporting. In addition, the Company shall keep adequate books and records and shall provide Harbinger and Pinnacle on a timely basis with access to such books and records and with such other information that either reasonably request to enable it to satisfy all its tax reporting obligations arising from its ownership of an interest in the Company and to make such tax elections as it deems appropriate. Without limiting the generality of the foregoing, such information shall include (A) records of all distributions and other transactions of the Company or any of its subsidiaries, (B) computations of income, earnings and profits, ordinary earnings, net capital gains, tax basis and foreign taxes, (C) PFIC Annual Information Statements as described in Section 1.1295-1(g) of the Treasury Regulations (or any successor Treasury Regulations) and any other information reasonably requested to enable Harbinger and/or Pinnacle and their respective Entity Affiliates to elect to treat the Company or any of its subsidiaries as a “QEF” under Section 1295 of the Code, to continue such qualification as a QEF and to satisfy the Harbinger’s and/or Pinnacle’s and their respective Entity Affiliates’ attendant reporting obligations, and (D) if the Company is or becomes a “controlled foreign corporation” within the meaning of Section 957 of the Code, such information as the

Harbinger and/or Pinnacle and their respective Entity Affiliates reasonably request to satisfy their tax reporting obligations. The Company shall engage U.S. tax advisors mutually acceptable to Harbinger and Pinnacle, and provide such assistance and cooperation as is reasonably necessary for such U.S. tax advisors to determine the tax basis, allocable share of income, earnings and profits, ordinary earnings, net capital gains, tax basis and foreign taxes and other tax attributes of the Company relevant to Harbinger’s and Pinnacle’s interest in the Company.

(b) Financial Reporting Requirements.

(i) Without limiting Section 2.3(a), subject to Applicable Law and compliance with Article 8, the Company will, and will cause its Subsidiaries to furnish promptly to Harbinger and Pinnacle all information concerning the business and properties of the Company and its Subsidiaries, including financial information, as Harbinger or Pinnacle may reasonably request, to the extent that Harbinger or Pinnacle reasonably concludes that such information is necessary to permit it to comply with any applicable securities laws (including, without limitation, any such reporting obligations under Sections 13(a) and 15(d) of the Exchange Act or, in the case of Pinnacle, in connection with an offering or sale of debt or equity securities of PEI (or its Affiliates) (as applicable) in an offering registered under the Securities Act or exempt from such registration, in such form as reasonably requested by Harbinger or Pinnacle, as the case may be, to comply with its respective Exchange Act or Securities Act reporting obligations, which will mean, at a minimum, that the financial information will either be presented in accordance with U.S. GAAP or in a manner which will permit Harbinger or Pinnacle, as the case may be, to convert such information into financial statements in accordance with U.S. GAAP without incurring material cost or delay. In addition, the Company shall cause its officers, employees, counsel and public accountants to cooperate with Harbinger and Pinnacle, as the case may be, in connection with their respective compliance with applicable securities laws or, in the case of Pinnacle, with any offering of PEI’s (or its Affiliate’s) securities (as applicable), including customary assistance in connection with underwritten offerings.

(ii) In particular, but without limiting the generality of paragraph (b)(i) above, and subject to Section 2.3(a), the Company will make the following financial information available to Harbinger and Pinnacle and each of their outside independent auditors on a recurrent basis (without need of specific request by Harbinger or Pinnacle) for examination, audit, inspection, and copying:

(A) Monthly unaudited management reports of the Company and its Subsidiaries, within thirty (30) days after the end of each month;

(B) Quarterly unaudited consolidated financial statements of the Company, within forty (40) days after the end of each fiscal quarter;

(C) Annual consolidated financial statements of the Company accompanied by the audit report of the auditor, within ninety (90) days after the end of each fiscal year; and

(D) Such non-consolidated financial statements and reports as may be requested by Harbinger or Pinnacle, acting reasonably;

provided, however, that in the event that Harbinger or Pinnacle reports financial results and financial position of the Company as a consolidated subsidiary, then the Company will use commercially reasonable efforts to provide the foregoing financial information and access to Harbinger’s and Pinnacle’s independent outside auditors on such shorter time frames as Harbinger and Pinnacle may reasonably specify taking into account their applicable periodic reporting obligations under the Exchange Act.

ARTICLE 3

TRANSFERS AND RELATED COVENANTS

Section 3.1 Transfer Restrictions.

(a) Harbinger and Pinnacle Restrictions. Transfers of Securities held by either Harbinger or Pinnacle shall be subject to the following provisions:

(i) Each of Harbinger and Pinnacle may Transfer its Securities (x) as permitted under and in accordance with the terms and conditions of Section 3.2 and (y) pursuant to a pro rata optional redemption by the Company of any Securities that, by their terms, may be redeemed by the Company at its option.

(ii) Each of Harbinger and Pinnacle shall be permitted to Transfer Securities to a parent, subsidiary, Affiliate or other legal entity, in each case, that directly or indirectly “controls”, is controlled by or is under common control with, Harbinger or Pinnacle, as applicable (such an entity or person, an “Entity Affiliate”) without restriction (including, without limitation, any of the Transfer restrictions contained in this Article 3). For purposes of this provision, the holding of at least fifty-one percent (51%) of the equity or voting interest of an entity, or the direct or indirect ability to direct or cause the direction of the management of the business and affairs of an entity, shall be deemed to constitute “control”.

(iii) Unsuitability.

(A) If, at any time any Gaming Problem in Vietnam exists for the Company as a result of issues relating to the Majority Party, the following provisions shall apply:

(1) For as long a period as the Vietnam Gaming Authority will permit (the “Majority Party Cure Period”), the Majority Party must use commercially reasonable efforts to cure all regulatory concerns giving rise to the Gaming Problem. During such period, the Minority Party shall not partake in any discussions or negotiations with the regulator in question without the Majority Party’s consent, except as may be required by Applicable Law or such regulator (and in the event that the Minority Party is so required to partake in discussions or negotiations with such regulator, the Minority Party shall give the Majority Party such advance notice of such discussions or negotiations as is reasonably practicable and use commercially reasonable efforts to seek permission from the applicable regulator in question for the Majority Party to jointly participate in such discussions or negotiations).

(2) During the Majority Party Cure Period, and for as long a period as the Vietnam Gaming Authority will permit (not to exceed six (6) months after the expiration of the Majority Party Cure Period, unless the Majority Party and the Minority Party mutually agree on a longer period) (the “Majority Party Sale Period”), the Majority Party shall be permitted to sell to an unaffiliated third party its Securities (including in a sale to a third party of all of the outstanding Equity Securities in the Company), in each case subject to the Minority Party’s right of first negotiation under Section 3.5 and such six (6) month period after the expiration of the Majority Party Cure Period shall not commence until the Minority Party’s right of first negotiation shall have expired.

(3) During the Majority Party Cure Period and the Majority Party Sale Period, the Majority Party will use its commercially reasonable efforts to take such action as is reasonably necessary and permitted by the Vietnam Gaming Authority in order to seek to preserve the value of the Company, including, as determined in the Majority Party’s sole discretion and to the extent not otherwise required by the Vietnam Gaming Authority, Transferring its Securities to a Divestiture Trust. Following one hundred and eighty (180) days after the termination of the Majority Party Cure Period, the Minority Party or the Company may direct the Majority Party to transfer its Securities to a Divestiture Trust.

(4) Following the expiration of the Majority Party Sale Period, the Minority Party shall be provided with as long a period as the Vietnam Gaming Authority will permit (not to exceed six (6) months after the expiration of the Majority Party Sale Period, unless the Majority Party and the Minority Party mutually agree on a longer period) (the “Minority Party Sale Period”) in which to sell to an unaffiliated third party its Securities, subject to the Majority Party’s right of first negotiation under Section 3.5 and such six (6) month period after the expiration of the Majority Party Sale Period shall not commence until the Majority Party’s right of first negotiation under Section 3.5 shall have expired.

(5) Following the expiration of the Minority Party Sale Period, if a sale of the Minority Party’s Securities has not been effected (or a definitive agreement with respect thereto has not been executed), or at such earlier time if the Vietnam Gaming Authority so requires, the Minority Party shall have the right, exercisable over a period of ninety (90) days following the expiration of the Minority Party Sale Period (which ninety (90) day period shall commence on the earlier of (x) the next Business Day following a period of six (6) months from the commencement of the Minority Party Sale Period, or (y) the date on which written notice from the Company or HTPCL, as applicable, to the Minority Party is received to the effect that the Vietnam Gaming Authority has not permitted the Minority Party Sale Period to run a full six (6) months or the Vietnam Gaming Authority requires the period for the Minority Party’s right to require the Company to purchase its Securities to commence earlier), to require the Company to purchase all, but not less than all, of its Securities, unless prior to the expiration of such ninety (90) day period the Majority Party transfers its Securities to such a Divestiture Trust, in which case (I) such ninety (90) day period shall be tolled, and (II) the Minority Party shall not have a right to require the Company to purchase all of the Minority Party’s Securities, in each such case of clauses (I) and (II), so long as the Majority Party’s Securities are held by such a Divestiture Trust and the Vietnam Gaming Authority permits the continuation of such holding by the Divestiture Trust. If the Minority Party exercises such right, the Company shall repurchase such Securities at an aggregate purchase price equal to the amount initially allocated thereto as of the date of the Minority Party’s purchase of such Securities (the “Purchase Price”). The form of consideration to be paid by the Company may, in the Company’s sole discretion, be either cash or one or more promissory notes issued to the Minority Party by the Company (A) in an aggregate principal amount equal to the Purchase Price, (B) bearing no interest, (C) having a term of thirty-six (36) months, and (D) which, subject to receipt of any approval required under any Gaming Laws, shall be secured by a first priority security interest, in form and substance reasonably satisfactory to the Minority Party, in such Securities.

(B) If, at any time any Gaming Problem in the United States of America exists for the Majority Party or the Minority Party, as applicable (such party with such Gaming Problem, the “Affected Party”, and the other party which is not the Affected Party, the “Non-Affected Party”) as a result of issues relating to the Company, the following provisions shall apply:

(1) For as long a period as the relevant U.S. Gaming Authority will permit (the “Affected Party U.S. Cure Period”), the Company must use reasonable best efforts to cure all regulatory concerns giving rise to the Gaming Problem. During such period, the Company shall not partake in any discussions or negotiations with the applicable regulator in question without the Affected Party’s consent, except as may be required by Applicable Law or such regulator (and in the event that the Company is so required to partake in discussions or negotiations with such regulator, the Company shall give the Affected Party such advance notice of such discussions or negotiations as is reasonably practicable and use commercially reasonable efforts to seek permission from the regulator in question for the Affected Party to jointly participate in such discussions or negotiations).

(2) During the Affected Party U.S. Cure Period, and for as long a period as the relevant U.S. Gaming Authority will permit, the Affected Party shall be permitted to sell to an unaffiliated third party its Securities, subject to the Non-Affected Party’s right of first negotiation under Section 3.5.

(C) If, at any time any Gaming Problem in the United States of America exists for the Affected Party as a result of issues relating to the Non-Affected Party, the following provisions shall apply:

(1) For as long a period as the relevant U.S. Gaming Authority will permit (the “Non-Affected Party U.S. Cure Period”), such Non-Affected Party must use commercially reasonable efforts to cure all regulatory concerns giving rise to such Gaming Problem, including, without limitation, cooperating with the Affected Party to provide such U.S. Gaming Authority such information about the Non-Affected Party as the Affected Party may reasonably request and to partake in discussions with such U.S. Gaming Authority to the extent requested by the Affected Party. During such period, the Non-Affected Party shall not partake in any discussions or negotiations with such U.S. Gaming Authority without the Affected Party’s consent, except as may be required by Applicable Law or such regulator (and in the event that the Non-Affected Party is so required to partake in discussions or negotiations with such regulator, the Non-Affected Party shall give the Affected Party such advance notice of such discussions or negotiations as is reasonably practicable and use commercially reasonable efforts to seek permission from the regulator in question for the Affected Party to jointly participate in such discussions or negotiations).

(2) During the Non-Affected Party U.S. Cure Period, and for as long a period as the relevant U.S. Gaming Authority will permit (the “Affected Party U.S. Sale Period”), the Affected Party shall be permitted to (a) sell its Securities to an unaffiliated third party, subject to the Non-Affected Party’s right of first negotiation under Section 3.5, and/or (b) transfer its Securities to a Divestiture Trust (and may continue any efforts to attempt to sell its Securities while such Securities remain in such Divestiture Trust).

(3) In addition, at any time following the Non-Affected Party U.S. Cure Period, the Affected Party shall have the right to require the Company to purchase all, but not less than all, of its Securities. If the Affected Party exercises such right, the Company shall repurchase such Securities at the Purchase Price within thirty (30) days of the exercise of such right. The form of consideration to be paid by the Company shall be cash; provided, however, the Company may, in its sole discretion, pay the consideration for such purchase by issuing one or more promissory notes to the Affected Party (a) in an aggregate principal amount equal to the Purchase Price, (b) bearing no interest, (c) with the term (with payment in full being due on the last day of the term) being a period of time equal to five (5) years; provided, however, that such five (5) year term shall be reduced by that number of days that is equal to the number of days after the expiration of the Non-Affected Party U.S. Cure Period; provided, further, that in no event shall the period of such term be less than three (3) years, and (d) which, subject to receipt of any approval required under any Gaming Laws, shall be secured by a first priority security interest, in form and substance reasonably satisfactory to the Affected Party, in such Securities.

(D) If, at any time any Gaming Problem in Vietnam exists for the Company as a result of issues relating to the Minority Party, the following provisions shall apply:

(1) For as long a period as the Vietnam Gaming Authority will permit (the “Minority Party Cure Period”), the Minority Party must use commercially reasonable efforts to cure all regulatory concerns giving rise to such Gaming Problem. During such period, the Majority Party shall not partake in any discussions or negotiations with the applicable regulator in question without the Minority Party’s consent, except as may be required by Applicable Law or such regulator (and in the event that the Majority Party is so required to partake in discussions or negotiations with such regulator, the Majority Party shall give the Minority Party such advance notice of such discussions or negotiations as is reasonably practicable and use commercially reasonable efforts to seek permission from the regulator in question for the Minority Party to jointly participate in such discussions or negotiations).

(2) Following the expiration of the Minority Party Cure Period, and for as long a period as the Vietnam Gaming Authority will permit (the “Minority Party Vietnam Sale Period”), the Minority Party shall be required to use commercially reasonable efforts to attempt to sell its Securities to an unaffiliated third party, subject to the Majority Party’s right of first negotiation under Section 3.5.

(3) During the Minority Party Cure Period and at any time thereafter, the Minority Party may transfer its Securities to a Divestiture Trust. The Minority Party’s Securities may remain in such a Divestiture Trust while the Minority Party continues any efforts to attempt to sell its Securities during the Minority Party Vietnam Sale Period.

(4) Following the expiration of the Minority Party Vietnam Sale Period, if a sale of the Minority Party’s Securities has not been effected (or a definitive agreement with respect thereto has not been executed) and if the Minority Party’s Securities are not then currently held by a Divestiture Trust, the Majority Party shall have the right, exercisable over a period of ninety (90) days (which ninety (90) day period shall commence on that date written notice from the Company or HTPCL, as applicable, to the Minority Party is received to the effect that the Vietnam Gaming Authority has not permitted the Minority Party Sale Period to continue) to purchase all, but not less than all, of the Minority Party’s Securities immediately following the expiration of such ninety (90) day period, unless prior to the expiration of such ninety (90) day period the Minority Party transfers its Securities to such a Divestiture Trust, in which case (a) such ninety (90) day period shall be tolled, and (b) the Majority Party shall not have a right to purchase all of the Minority Party’s Securities, in each such case of clauses (a) and (b), so long as such Securities are held by such a Divestiture Trust and the Vietnam Gaming Authority permits the continuation of such holding by the Divestiture Trust. In the exercise of any such purchase right, the purchase price for such Securities by the Majority Party shall be the Purchase Price for such Securities. The form of consideration to be paid by the Majority Shareholder shall be cash; provided, however, that the Majority Party may, in its sole discretion, pay the consideration for such purchase by issuing one or more promissory notes to the Minority Party (a) in an aggregate principal amount equal to the Purchase Price, (b) bearing no interest, (c) with the term (with payment in full being due on the last day of the term) being a period of time equal to five (5) years; provided, however, that such five (5) year term shall be reduced by that number of days that is equal to the number of days after the expiration of the Minority Party Cure Period; provided, further, that in no event shall the period of such term be less than three (3) years, and (d) which, subject to receipt of any approval required under any

Gaming Laws, shall be secured by a first priority security interest, in form and substance reasonably satisfactory to the Minority Party, in such Securities.

(5) Following the expiration of the ninety (90) day period set forth in Section 3.1(a)(iii)(D)(4) above, the Majority Party or the Company may direct the Minority Party to transfer its Securities to a Divestiture Trust.

(E) Notwithstanding anything to the contrary set forth in this Section 3.1(a)(iii), immediately upon such time that the Company, the Majority Party or Minority Party, as applicable, has taken any action which the applicable regulator in question confirms has fully and finally remediated the Gaming Problem or otherwise causes such regulator to withdraw or discontinue its investigation or pursuit of any action with respect to such Gaming Problem, the rights and obligations of the Company, the Majority Party and/or Minority Party, as applicable, with respect to the Transfer of Securities pursuant to clauses (A) through (D) above, and arising as a result of such Gaming Problem, shall immediately terminate, it being acknowledged and agreed that all of such rights and obligations shall remain fully applicable to any other Gaming Problem that may have arisen or may thereafter arise.

(F) In furtherance of the foregoing and in connection with a Transfer of Securities pursuant to this Section 3.1(a)(iii), the Company shall provide, and shall cause its Subsidiaries, and shall use its reasonable best efforts to cause each of its and their respective representatives, including legal, tax, regulatory and accounting, to provide, all cooperation reasonably requested by the Majority Party or the Minority Party, as applicable, in their capacity as a Transferring party in accordance with the terms of this Section 3.1(a)(iii), which cooperation shall include (1) providing, as promptly as practicable, to the Transferring party all financial and other information regarding the Company and its Subsidiaries (including information regarding the business, operations, financial projections and prospects of the Company) as may be reasonably requested by the Transferring party to assist in preparation of customary materials to be used for the completion of the Transfer, except as may be limited by Section 2.3, (2) affording prospective purchasers access to the Company’s senior management, including due diligence sessions (including accounting due diligence sessions), (3) executing and delivering (or using reasonable best efforts to obtain from its advisors), and causing its Subsidiaries to execute and deliver (or use reasonable best efforts to obtain from the advisors of such Subsidiaries), customary certificates as to valid existence, incumbency and due authorization, or other documents and instruments related to such Transfer as may be reasonably requested by the Transferring party as necessary and customary in connection with such a Transfer, and (4) using its reasonable best efforts, to have its independent accountants provide their reasonable cooperation in connection with such Transfer.

(iv) Constating Documents.

(A) To the extent any Transfer is permitted pursuant to the terms of this Agreement, the Company shall use reasonable best efforts, including without limitation taking all such steps as may reasonably be within its powers, to permit such

Transfer to be effected in compliance with the terms of this Agreement and the Constating Documents.

(B) The Company, Harbinger and Pinnacle shall each use their respective reasonable best efforts, including without limitation taking all such steps as may reasonably be within their respective powers (including, with respect to each of Harbinger and Pinnacle, voting its respective Voting Securities (or, if more convenient, executing written shareholders’ consent resolutions), so as to cause any Transfer permitted under this Agreement to be deemed a permissible Transfer under Section 2.11 of the Articles of the Company.

(C) The Company represents and warrants to Harbinger and Pinnacle that the Board has resolved, by all required corporate action, that any Transfer permitted under this Agreement shall be deemed a permissible Transfer under Section 2.11 of the Articles of the Company and that such Board approval shall satisfy the requirement to obtain the approval of the Board for purposes of Section 2.11 of the Articles of the Company. In addition, the parties hereto agree, in their capacity as holders of a majority of the Common Shares, that any Transfer permitted under this Agreement is hereby approved by them and shall therefore be a permissible Transfer under Section 2.11 of the Articles.

(b) Additional Harbinger Transfer Provisions. In addition to Section 3.1(a) and Section 6.4, Transfers of Securities held by Harbinger shall also be subject to the following provisions:

(i) Subject to Pinnacle’s right to Transfer its Securities pursuant to Section 3.2, or to acquire Harbinger’s Securities pursuant to Section 3.5, and subject to the provisions of Sections 6.5, 6.6, 6.9, 6.10, 6.11, 6.12, 6.13 and 6.14, Harbinger shall be entitled to Transfer and assign in whole or in part to an unaffiliated third party any or all of its Securities, and any or all of its right, title and interest in and to, and all of its obligations under or in respect of, this Agreement and any such Securities or other agreement or instrument, without restriction and without the consent of the Company or any other Person.

(c) Additional Pinnacle Transfer Provisions. In addition to Section 3.1(a), Transfers of Securities held by Pinnacle shall also be subject to the following provisions:

(i) For as long as Pinnacle is the Minority Party and except as otherwise permitted pursuant to this Article 3, Pinnacle shall not Transfer Securities unless such Transfer is specifically approved by the Board and Harbinger, each in their sole discretion.

(ii) Following July 26, 2014, subject to Harbinger’s right to Transfer its Securities pursuant to Section 3.2, Pinnacle shall be entitled to Transfer and assign in whole or in part to an unaffiliated third party any or all of its Securities, and any or all of its right, title and interest in and to, and all of its obligations under or in respect of, this

Agreement and any such Securities or other agreement or instrument, without restriction and without the consent of the Company or any other Person.

(iii) Pinnacle shall be required to Transfer its Equity Securities under and in accordance with the terms and conditions of Section 3.3.

(iv) Pinnacle may, in its sole discretion, elect to Transfer its remaining Securities under and in accordance with the terms and conditions of Section 3.4.

(v) Pinnacle may, in its sole discretion, elect to Transfer its remaining Securities under and in accordance with the terms and conditions of Section 6.1(b).

(vi) Pinnacle and its Entity Affiliates may, in their sole discretion, elect to Transfer Securities or transfer interests in Pinnacle to PEI’s stockholders or to conduct an initial public offering of interests of Pinnacle, in each case to the extent that such action (A) is previously consented to in writing by the Board (which consent shall not be unreasonably withheld), (B) occurs from and after such time as any class of the Equity Securities is traded on an established trading market (including, without limitation, the Hong Stock Exchange, Singapore Stock Exchange or Toronto Stock Exchange), and (C) is not effected until following July 26, 2014.

(d) Related Provisions.

(i) Notwithstanding anything to the contrary in this Agreement, no Transfers shall be permitted by either Harbinger or Pinnacle (A) if such Transfer would violate any Applicable Law or involve a Transfer to a Non-Qualified Person, (B) without the prior written consent of the Board and the Majority Party, if such Transfer would impair a material license or regulatory approval of the Company (or any of its Subsidiaries) or cause a change of control of any such license without the Company having received all required approvals of Governmental Authorities and other required approvals, or (C) without the prior written consent of the Board (which shall not be unreasonably withheld) if such Transfer would cause the Company or its Subsidiaries to be subject to the reporting requirements of the Exchange Act.

(ii) Any transferee or Entity Affiliate of Harbinger or Pinnacle, as applicable, that after the date of this Agreement acquires any Securities in a Transfer or other acquisition in accordance with the terms and conditions of this Agreement shall, as a condition precedent to effectiveness of the Transfer or other acquisition of such Securities, (A) become a party to this Agreement by completing and executing a counterpart signature page or joinder to this Agreement in a form reasonably satisfactory to the Company and the Majority Party, (B) assume the rights and obligations under this Agreement of the transferor of such Securities as they relate to such transferred Securities (including without limitation the transfer restrictions set forth in Article 3 and the preemptive rights set forth in Article 4), (C) execute all such other agreements or documents as may reasonably be requested by the Company and the Majority Party, (D) obtain all regulatory approvals needed in connection with such Transfer or acquisition, (E) deliver such signature page and, if applicable, other agreements and documents to the Company, and (F) to the extent the Transfer and/or other acquisition of Securities by such transferee or Entity Affiliate results in such transferee or Entity Affiliate, together with its Entity Affiliates, owning at least fifty percent (50%) of the Equity Voting Power, reaffirm in writing the effectiveness of the Pinnacle Management Agreement in accordance with its terms. Such Person shall, upon satisfaction of such conditions and its acquisition of such Securities in compliance with this Agreement, be a party to this Agreement for all purposes hereunder.

(iii) Subject to the restrictions on Liens under Sections 6.5(k), 6.6(k), 6.9(k), 6.10(k), 6.11(k), 6.12(k), 6.13(k) and 6.14(k), any Transfer constituting a pledge of Securities or other grant of a lien or security interest therein, directly or indirectly, for any debt or other obligation must be made pursuant to a bona fide credit agreement, loan agreement, indenture or other agreement pursuant to which credit is extended or made available by an unaffiliated third party to the party making such pledge or granting such lien or security interest. For purposes of clarity, the Parties acknowledge that the Securities may not be pledged in violation of the foregoing sentence.

(iv) Subject to the restrictions on Liens under Sections 6.5(k), 6.6(k), 6.9(k), 6.10(k), 6.11(k), 6.12(k), 6.13(k) and 6.14(k), in the event of a Transfer constituting a pledge of Securities or other grant of a lien or security interest therein, directly or indirectly, the beneficiary of such pledge, lien or security interest, in lieu of executing a joinder to become a party hereto, shall execute and deliver a joinder agreeing to be bound by all of the provisions of this Agreement with respect to the Securities so pledged or subjected to such lien or security interest, except as otherwise provided in Section 3.2(f)(ii), Section 3.3(f) and Section 3.5(a).

(v) Any Transfer or attempted Transfer of Securities in violation of any provision of this Agreement shall be null and void.

Section 3.2 Tag-Along Right. If either the Majority Party (to the extent the Majority Party does not elect to exercise its drag-along rights in full under Section 3.3) or the Minority Party or their respective Entity Affiliates (as the case may be, such party, together with its Entity Affiliates, is referred to as the “Transferring Seller”) proposes to Transfer any particular series or class of a Security (such specific series or class of Security, a “Tag-Along Security”) that it holds directly or indirectly to any Person other than an Entity Affiliate of Harbinger or Pinnacle, as the case may be (the “Third-Party Offeror”), in a bona fide transaction (the “Tag-Along Sale”), then the other party that is not the Transferring Seller, together with its Entity Affiliates (such other party, together with its Entity Affiliates, the “Tag-Along Party”), shall have the right to participate in all Transfers of Tag-Along Securities by the Transferring Seller to the Third-Party Offeror on the following terms and conditions:

(a) Mechanics.

(i) If the Transferring Seller has received an offer (including a preliminary indication of interest) relating to potential Tag-Along Sale, the Transferring Seller shall promptly, but no later than two (2) Business Days following receipt of such offer (including a preliminary indication of interest) by the Third Party Offeror, notify the Tag-

Along Party in writing (A) specifying (to the extent such information is known to the Transferring Seller) (i) the name and address of the Third-Party Offeror intending to purchase the Tag-Along Securities, (ii) the amount of Tag-Along Securities proposed to be purchased and the purchase price the Third-Party Offeror is willing to pay for such Tag-Along Securities to be purchased and the other material terms and conditions of the Tag-Along Sale, and (iii) that the Tag-Along Party has the rights provided under this Section 3.2 in respect of the proposed Tag-Along Sale and (B) attaching copies of any written documentation embodying or relating to such offer.

(ii) If such offer has developed into a reasonably definitive proposal for a Tag-Along Sale and the Transferring Seller intends to proceed with the Tag-Along Sale, the Transferring Seller shall promptly, but no later than two (2) Business Days following receipt or conveyance of such reasonably definitive proposal, notify the Tag-Along Party in writing (A) specifying (i) the name and address of the Third-Party Offeror intending to purchase the Tag-Along Securities, (ii) the amount of Tag-Along Securities proposed to be purchased and the purchase price the Third-Party Offeror is willing to pay for such Tag-Along Securities to be purchased and the other material terms and conditions of the Tag-Along Sale, and (iii) that the Tag-Along Party has the rights provided under this Section 3.2 in respect of the proposed Tag-Along Sale and (B) attaching copies of all written documentation relating to such proposed Tag-Along Sale (the “Tag-Along Notice”).

(iii) The right of a Tag-Along Party to participate in a Tag-Along Sale may be exercised by delivery of a written notice to the Transferring Seller (the “Tag-Along Acceptance Notice”) within twenty (20) Business Days following receipt of the Tag-Along Notice or, if later and if applicable, within twenty-five (25) Business Days of receipt of the Majority Party’s written notice to the Minority Party under Section 6.2(b)(ii)(B)(7)(b) of the Majority Party’s or its Entity Affiliates’ proposed sale, Transfer or other disposition of Financing Securities. The Tag-Along Acceptance Notice shall state the number or amount of Tag-Along Securities that such Tag-Along Party wishes to include in such Tag-Along Sale to the Third-Party Offeror (which shall not be in excess of the applicable Pro Rata Tag-Along Portion). Upon the giving of a Tag-Along Acceptance Notice, such Tag-Along Party shall be entitled and obligated to sell the Tag-Along Securities set forth in the Tag-Along Acceptance Notice to the Third-Party Offeror on the terms set forth in the Tag-Along Notice, and the Transferring Seller shall not consummate the sale of any Tag-Along Securities to the Third Party Offeror if the Third Party Offeror does not purchase all Tag-Along Securities which each Tag-Along Party desires to sell (which shall not be in excess of the applicable Pro Rata Tag-Along Portion or the Adjusted Majority Party Pro Rata Tag Along Portion) pursuant to this Section 3.2.

(b) Amount to be Sold. The Tag-Along Party shall be entitled to sell to the Third-Party Offeror, in conjunction with the closing of the Third-Party Offeror’s purchase of Tag-Along Securities from the Transferring Seller, up to that portion of its Tag-Along Securities determined by:

(i) with respect to Tag-Along Securities other than Company Debt, multiplying (A) the number of Tag-Along Securities that are held by the Tag-Along Party by (B) the quotient obtained by dividing (1) the number of Tag-Along Securities to be sold to the Third-Party Offeror by the Transferring Seller by (2) the total number of Tag-Along Securities then held by the Transferring Seller; provided, however, that in the event that the Minority Party and/or one or more of its Entity Affiliates is the Transferring Seller and immediately prior to the consummation of any such Tag Along Sale the Minority Party and its Entity Affiliates collectively own thirty-three percent (33%) or less of the voting power of the outstanding Voting Securities at such time of determination, the Majority Party and its Entity Affiliates shall only be permitted to Transfer fifty percent (50%) of the total number of Tag-Along Securities to be sold to the Third-Party Offeror that the Majority Party and its Entity Affiliates would otherwise have been permitted to Transfer in such Tag-Along Sale under the formula described in this sentence excluding this proviso (the “Adjusted Majority Party Pro Rata Tag Along Portion”);

(ii) with respect to Company Debt, multiplying (A) the principal amount of outstanding Company Debt held by and accrued and unpaid interest owed to the Tag-Along Party by (B) the quotient obtained by dividing (1) the principal amount of outstanding Company Debt to be sold to the Third-Party Offeror by the Transferring Seller by (2) the aggregate principal amount of outstanding Company Debt held by and accrued and unpaid interest owed to the Transferring Seller; and

(iii) the Transferring Seller shall use its commercially reasonable efforts to include in the proposed Tag-Along Sale to the Third-Party Offeror all of the Tag-Along Securities that the Tag-Along Party has requested to have included pursuant to the applicable Tag-Along Acceptance Notice, it being understood that the Third-Party Offeror shall not be required to purchase Tag-Along Securities in excess of the number set forth in the Tag-Along Notice. In the event the Third-Party Offeror elects to purchase less than all of the Tag-Along Securities sought to be sold by the Transferring Seller and the Tag-Along Party, the number of Tag-Along Securities to be Transferred to the Third-Party Offeror by the Transferring Seller and the Tag-Along Party shall be reduced so that each such shareholder is entitled to sell its Pro Rata Tag-Along Portion of the number of Tag-Along Securities the Third-Party Offeror elects to purchase (which in no event may be less than the number of Securities set forth in the Tag-Along Notice). For purposes of this Section 3.2, the “Pro Rata Tag-Along Portion” shall mean:

(A) Tag Along Securities other than Company Debt: with respect to the number of Tag-Along Securities other than Company Debt to be sold by each shareholder (whether the Transferring Seller or the Tag-Along Party, as the case may be), the number of Tag-Along Securities other than Company Debt equal to the product of (1) the total number of Tag-Along Securities that the Third-Party Offeror proposes to purchase and (2) a fraction (x) the numerator of which is equal to the number of

Tag-Along Securities then held by such shareholder and (y) the denominator of which is equal to the number of Tag-Along Securities then held collectively by the Transferring Seller and the Tag-Along Party; provided, however, that in the event that the Minority Party and/or one or more of its Entity Affiliates is the Transferring Seller and immediately prior to the consummation of any such Tag Along Sale the Minority Party and its Entity Affiliates collectively own thirty-three percent (33%) or less of the voting power of the outstanding Voting Securities at such time of determination, the Majority Party and its Entity Affiliates shall only be permitted to Transfer the Adjusted Majority Party Pro Rata Tag Along Portion (but for purposes of applying that definition in this section, using the formula described in this sentence excluding this proviso); and

(B) Company Debt: with respect to the amount of Company Debt to be sold by each shareholder (whether the Transferring Seller or the Tag-Along Party, as the case may be), the amount of Company Debt equal to the product of (1) the total amount of outstanding Company Debt that the Third-Party Offeror proposes to purchase and (2) a fraction (x) the numerator of which is equal to the principal amount of outstanding Company Debt held by and accrued and unpaid interest owed to such shareholder and (y) the denominator of which is equal to the principal amount of outstanding Company Debt held by and accrued and unpaid interest owed collectively to the Transferring Seller and the Tag-Along Party.

(c) Consideration to be Received. The consideration to be received by the Tag-Along Party shall be the same form and amount of consideration per Tag-Along Security to be received by the Transferring Seller, and the terms and conditions of the Tag-Along Sale shall be the same as those upon which the Transferring Seller sells its Tag-Along Securities.

(d) Related Documentation.

(i) In connection with the transaction contemplated by Section 3.2, each Tag-Along Party will agree to make substantially the same customary representations, covenants, indemnities and agreements as the Transferring Seller so long as they are made severally and not jointly and the liabilities thereunder are borne on a pro rata basis based on the consideration to be received by the Transferring Seller; provided that (A) any general indemnity given by the Transferring Seller, applicable to liabilities not specifically related to the Transferring Seller or its ownership of the respective Tag-Along Securities to be Transferred by it, to the Third-Party Offeror in connection with the Tag-Along Sale shall be apportioned with the Tag-Along Party according to the consideration received by each of the Transferring Seller and the Tag-Along Party, (B) the aggregate liability of any such Transferring Seller or the Tag-Along Party in connection with such representations, covenants, indemnities and agreements shall not exceed such party’s net proceeds from the Tag-Along Sale, and (C) any representation and indemnification obligation relating specifically to a Transferring Seller or the Tag-Along Party, its respective Tag-Along Securities and/or its respective authorization, execution and delivery of agreements and instruments in connection with the Tag-Along Sale to the Third-Party Offeror shall be made and borne only by such party.

(ii) Each Tag-Along Party shall execute and deliver all agreements and other documents as the Transferring Seller executes and delivers in connection with the Tag-Along Sale if so required by the Transferring Seller.

(e) Fees and Expenses. Harbinger and Pinnacle shall each pay its own fees and expenses incurred in connection with a Tag-Along Sale under this Section 3.2, to the extent not paid or reimbursed by the Company or the Third-Party Offeror.

(f) Application of Tag-Along.

(i) This Section 3.2 shall not apply to any Transfer of Equity Securities in a Drag-Along Transaction for which the Transferring Seller shall have elected to exercise its rights under Section 3.3 or an Exit Sale for which Pinnacle shall have elected to exercise its rights under Section 3.4 (except to the extent expressly provided otherwise in Section 3.4) or to a Transfer described in Section 3.1(a) hereof or in Section 3.1(c)(vi) hereof.

(ii) Notwithstanding anything to the contrary in this Section 3.2, in the event that (A) any party hereto enters into or executes a Transfer constituting a pledge of Securities or other grant of a lien or security interest therein, directly or indirectly, or (B) there is a further Transfer of the Securities so pledged or subjected to such lien or security interest pursuant to a foreclosure on such pledge, lien or security interest, or a Transfer in lieu of foreclosure (any such further Transfer pursuant to a pledge, lien or security interest, a “Subsequent Transfer”), this Section 3.2 (other than Section 3.2(f)(ii)) shall not apply to any such Transfer or Subsequent Transfer. For purposes of clarity, the transferee in any Subsequent Transfer shall comply with Section 3.1(d)(ii) and be and become bound by the provisions of this Agreement, including without limitation this Section 3.2.

(iii) With respect to warrants, options, stock appreciation rights or similar rights with an exercise privilege or a settlement payment or mechanism at a price related to any class or series of Securities or with a value derived in whole or in part from the value of any series or class of Securities, which warrants, options, stock appreciation rights or similar rights do not contain any preferences, rights or obligations, other than the right to acquire, settle at a price related to or with a value derived in whole or in part from the value of, such underlying Securities (a “Derivative Instrument”), such Derivative Instruments shall be included within the definition of Tag-Along Securities for purposes of this Section 3.2. As a result of the foregoing sentence, in the event that the Transferring Seller seeks to Transfer Derivative Instruments pursuant to this Section 3.2, the Tag Along Party shall have the right to participate in such Transfer of Derivative Instruments by Transferring to the Third Party Offeror the number or amount of Derivative Instruments and/or Securities underlying such Derivative Instruments as calculated under Section 3.2(b)(i) or 3.2(b)(iii), as applicable; provided, that for purposes of that calculation, Securities underlying such Derivative Instruments and such Derivative Instruments shall be treated as equivalent Tag Along Securities. The consideration to be received by the Tag Along Party in this context shall be the same form and amount of consideration (as adjusted, as necessary, to account for the lack of an exercise price associated with the Securities underlying such Derivative Instruments being Transferred and to account for the value per unit of the Securities underlying such Derivative Instrument where such Derivative Instrument is exercisable for or relates to more than one unit of the Securities underlying such Derivative Instrument) per Tag Along Security to be received by the Transferring Seller, and the terms and conditions of the Tag Along Sale shall be the same as those upon which the Transferring Seller sells its Tag-Along Securities.

(iv) For purposes of this Section 3.2, all classes of Company Debt having the same seniority shall be treated as the same series or class of Securities when determining the Tag-Along Security.

Section 3.3 Drag-Along Right.

(a) General.

(i) If (A) Harbinger by itself or together with any other holder(s) of Equity Securities proposes to Transfer Equity Securities which collectively represent more than fifty percent (50%) of the Equity Voting Power in a single or series of substantially related transactions to an unaffiliated third party (a transaction in which this Section 3.3(a)(i) is applicable, a “Drag-Along Transaction”) and (B), then if requested by Harbinger, Pinnacle (unless it then owns Equity Securities representing thirty-three percent (33%) or more of the Equity Voting Power) shall be required to sell its Pro Rata Drag-Along Portion of its Equity Securities in the Drag-Along Transaction pursuant to this Section 3.3. For purposes hereof, the “Pro Rata Drag-Along Portion” means that portion of Securities determined by multiplying (A) the number of Common Shares on a Fully Diluted Basis that are held by Pinnacle by (B) the quotient obtained by dividing (1) the number of Common Shares on a Fully Diluted Basis to be sold to the purchaser by Harbinger (and such other holders, as applicable) by (2) the total number of Common Shares on a Fully Diluted Basis then held by Harbinger (and such other holders, as applicable).

(ii) Without limiting the foregoing, (A) if the proposed Drag-Along Transaction is structured as a sale of assets or a merger, amalgamation, consolidation, liquidation, dissolution, winding-up, recapitalization or similar corporate transaction or otherwise requires approval of Company shareholders, Pinnacle will vote or cause to be voted all Voting Securities that it holds or with respect to which Pinnacle has the power to direct the voting and which are entitled to vote on such transaction in favor of such transaction and will waive any appraisal, dissenters’ or similar rights which Pinnacle may have in connection therewith, (B) if the proposed Drag-Along Transaction is structured as or involves a sale, redemption, reorganization or recapitalization of Equity Securities, Pinnacle agrees to sell its Pro Rata Drag-Along Portion of the Equity Securities being sold in such Drag-Along Transaction on the terms and conditions approved by Harbinger, and (C) if directed by Harbinger, Pinnacle will exercise or convert, as applicable, all in-the-money options, warrants or other rights to purchase or subscribe for Equity Securities or into Equity Securities held by Pinnacle.

(b) Closing. Harbinger shall provide written notice (the “Drag-Along Notice”) to Pinnacle not later than the date of acceptance of the Drag-Along Transaction by Harbinger and in any event not later than fifteen (15) Business Days prior to the closing date of the Drag-Along Transaction. The Drag-Along Notice shall set forth the consideration to be paid by the purchaser for the Equity Securities, the identity of the purchaser, and the material terms of the Drag-Along Transaction.

(c) Consideration to be Received.

(i) In the event that immediately prior to the consummation of any Drag-Along Transaction, Pinnacle (together with its Entity Affiliates) owns ten percent (10%) or less of the Equity Voting Power, then the consideration to be received by Pinnacle pursuant to such Drag-Along Transaction shall be solely in the form of cash, regardless of the form of consideration per Equity Security to be received by Harbinger based on the transaction value per Equity Security designated in the applicable Drag-Along Transaction.

(ii) In the event that immediately prior to the consummation of a Drag-Along Transaction in which some or all of the consideration to be received by Harbinger and Pinnacle is non-cash consideration, Pinnacle (together with its Entity Affiliates) owns in excess of ten percent (10%) of the Equity Voting Power, then the consideration to be received by Pinnacle shall be the same form and amount of consideration per Equity Security to be received by Harbinger, and the terms and conditions of such sale shall be the same as those upon which Harbinger sells its Equity Securities.

(A) Notwithstanding the foregoing in Section 3.3(c)(ii), Pinnacle shall have the right, with respect to one-half of the aggregate non-cash consideration that Pinnacle is compelled to receive pursuant to such Drag-Along Transaction, to require Harbinger to purchase in cash from Pinnacle up to US$75,000,000 of the non-cash consideration received by Pinnacle based on the transaction value per Equity Security designated in the applicable Drag-Along Transaction. In order to exercise this right, Pinnacle must provide Harbinger with written notice within ten (10) Business Days following the date the Drag-Along Notice is received by Pinnacle pursuant to Section 3.3(b), or otherwise Pinnacle shall be deemed to have forfeited any rights to require such purchase. In lieu of making any cash payment otherwise required to be made by Harbinger to Pinnacle pursuant to the first sentence of this clause (A), Harbinger shall have the right, but not the obligation, to deliver one or more promissory notes to Pinnacle issued by Harbinger (1) having an aggregate principal amount equal to the amount of such cash payment otherwise so required, (2) bearing a rate of interest equal to two percent (2%) per annum, (3) having a term of no later than one hundred and twenty (120) days from the closing date of the Drag-Along Transaction, (4) containing such terms and conditions (in addition to the aforementioned principal amount, interest rate and term) as Harbinger determines is or could be reasonably imposed by a financial institution lending to Harbinger on an unrelated basis, and (5) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Pinnacle, in the non-cash consideration purchased by Harbinger from Pinnacle.

(d) Related Documentation. In connection with a Drag-Along Transaction, Pinnacle will agree to make substantially the same customary representations, covenants, indemnities and agreements as Harbinger so long as they are made severally and not jointly and the liabilities thereunder are borne on a pro rata basis based on the consideration to be received by Harbinger; provided, that:

(i) any general indemnity given by Harbinger and such other holders (as applicable), applicable to liabilities not specifically related to Harbinger or such other holders (as applicable) or their ownership of the respective Equity Securities to be Transferred by Harbinger and such other holders (as applicable), to the purchaser in connection with such Drag-Along Transaction shall be apportioned among Harbinger, such other holders (as applicable) and Pinnacle according to the consideration received by each such party;

(ii) the aggregate liability of Pinnacle in connection with such representations, covenants, indemnities and agreements shall not exceed Pinnacle’s net proceeds from the Drag-Along Transaction;

(iii) any representation and indemnification obligation relating specifically to a selling holder, its Equity Securities and/or its authorization, execution and delivery of agreements and instruments in connection with the Drag-Along Transaction shall be made and borne only by such selling holder; and

(iv) Pinnacle shall not be required if requested by the purchaser in the Drag-Along Transaction to enter into any non-compete agreements with respect to the conduct of its and its Entity Affiliate’s businesses in connection with the Drag-Along Transaction unless such non-compete restrictions:

(A) are limited to (1) any area within a three hundred (300) kilometer radius of either the Ho Tram Project if Pinnacle or any of its Entity Affiliates is the operator of any hotel or casino therein or any other then-existing Company project at which Pinnacle or any of its Entity Affiliates is the operator of any hotel or casino, and (2) the city of Da Nang and all areas of Vietnam south of the sixteenth (16th) parallel; and

(B) do not limit (1) Pinnacle’s or its Entity Affiliate’s rights under the Pinnacle Management Agreement, (2) Pinnacle’s or its Entity Affiliate’s ability to operate any of its or its Entity Affiliates’ then-existing sites, or (3) Pinnacle’s or its Entity Affiliates’ ability to develop, construct or acquire any site with a hotel, casino, racetrack, sports, or entertainment venue or related or ancillary businesses that is prior to the date of the Drag-Along Notice subject to an executed term sheet (which may be non-binding) or definitive agreement with an unaffiliated third party regarding the development, construction or acquisition of such a facility, or located or to be located on a parcel of land purchased, leased or otherwise controlled by Pinnacle or any of its Entity Affiliates (including, without limitation, pursuant to an option to purchase or lease such land) for the purpose of developing or constructing such a facility.

(e) Fees and Expenses. Harbinger and Pinnacle shall each pay its own fees and expenses incurred in connection with a Drag-Along Transaction, to the extent not paid or reimbursed by the Company or the purchaser.

(f) Non-Applicability of Drag-Along Right.

(i) Notwithstanding anything to the contrary in this Section 3.3, in the event that (A) any party hereto enters into or executes a Transfer constituting a pledge of Securities or other grant of a lien or security interest therein, directly or indirectly, or (B) there is a Subsequent Transfer, parts (a) through (e) of this Section 3.3 shall not apply to any such Transfer or Subsequent Transfer. For purposes of clarity, the transferee in any Subsequent Transfer shall comply with Section 3.1(d)(ii) and be and become bound by the provisions of this Agreement, including without limitation this Section 3.3.

(ii) Notwithstanding anything to the contrary in this Section 3.3, a Transfer of Equity Securities by Harbinger pursuant to Section 3.1(a)(iii) shall not be considered a Drag-Along Transaction.

Section 3.4 Minority Investor Exit Sale Right.

(a) Following such time that (i) the Minority Party (together with its Entity Affiliates) ceases to hold at least seven and one half percent (7.5%) of the Equity Voting Power, or (ii) solely in Pinnacle’s or its Entity Affiliates’ case, a Competitor becomes the holder of Equity Securities in an amount equal to or more than (A) ten percent (10%) of the outstanding Equity Securities on a Fully Diluted Basis, or (B) ten percent (10%) of the Equity Voting Power, the Minority Party and its Entity Affiliates shall have the right to elect at any time following the consummation of an occurrence described in clause (i), or solely in Pinnacle’s or its Entity Affiliates’ case, clause (ii), to Transfer all or a portion of their then remaining Securities in a single transaction to an unaffiliated third party (such unaffiliated third party, an “Exit Sale Purchaser”, and such transaction, an “Exit Sale”), subject to the Majority Party’s rights of first negotiation set forth in Section 3.5.

(b) In the event that, pursuant to paragraph (a) of this Section 3.4, the Minority Party (together with any of its Entity Affiliates) consummates an Exit Sale to an unaffiliated third party, then the Majority Party shall retain its right to elect to be a Tag-Along Party in such Exit Sale so long as the Minority Party (together with its Entity Affiliates) is selling less than one hundred percent (100%) of its Securities in such Exit Sale; provided, however, that the Majority Party shall be entitled to sell to the Exit Sale Purchaser up to that portion of its Securities equal to the Adjusted Majority Party Pro Rata Tag-Along Portion, as applicable.

Section 3.5 Right of First Negotiation.

(a) In the event that either Harbinger or Pinnacle or any of their respective Entity Affiliates proposes to Transfer any Securities (other than Transfers permitted by Sections 3.1(a)(ii), and, solely in Pinnacle’s case, also Section 3.1(c)(vi)) (such Transferring party, together with its Entity Affiliates, the “ROFN Seller”), the ROFN Seller shall provide the other party, together with its Entity Affiliates (such other party, together with its Entity Affiliates, the “ROFN Buyer”), with written notice of its intent to Transfer such Securities, which notice shall set forth the number of Securities proposed to be Transferred (the “ROFN Notice”). For a period of twenty (20) Business Days following receipt of the ROFN Notice (the “ROFN Period”), if and solely to the extent initiated by the ROFN Buyer during the ROFN Period, the ROFN Buyer and the ROFN Seller shall, on an exclusive basis, negotiate in good faith with one another regarding a transaction pursuant to which the ROFN Buyer would acquire all, but not less than all, of the Securities to be Transferred by the ROFN Seller as set forth in the ROFN Notice (the “ROFN Transaction”). Unless and until definitive documentation providing for the terms and conditions of a ROFN Transaction is executed and delivered by all parties thereto, (i) the ROFN Seller, except with respect to its obligation to negotiate in good faith on an exclusive basis as set forth above, shall have no obligation or liability whatsoever to the ROFN Buyer with respect to any ROFN Transaction, including any obligation to enter into either a non-binding term sheet or letter of intent, or definitive documentation, providing for the terms and conditions of the ROFN Transaction, and (ii) the ROFN Buyer shall not have any claim of any nature whatsoever (including any claim for breach of contract or detrimental reliance) in connection therewith. Notwithstanding the foregoing, and for the avoidance of doubt, (x) the provisions of this Section 3.5 shall not apply to entering into or executing a Transfer constituting a pledge of Securities or other grant of a lien or security interest therein, directly or indirectly, and (y) the provisions of this Section 3.5 shall apply to Subsequent Transfers, except that the ROFN Period with respect to such Subsequent Transfers shall be fifteen (15) Business Days instead of twenty (20) Business Days.

(b) If at the expiration of the ROFN Period, the ROFN Seller and ROFN Buyer have not entered into a non-binding term sheet or non-binding letter of intent with respect to a ROFN Transaction, the ROFN Seller may, prior to the six (6) month anniversary of the last day of the ROFN Period, seek to Transfer all or a portion of its Securities covered by the ROFN Notice to an unaffiliated third party subject to Section 3.2.

(c) If prior to the expiration of the ROFN Period, the ROFN Seller and the ROFN Buyer have entered into a non-binding term sheet or non-binding letter of intent with respect to a ROFN Transaction, then for a period of forty (40) Business Days following the execution of such non-binding term sheet or non-binding letter of intent (the “ROFN Definitive Documentation Period”), the ROFN Buyer and the ROFN Seller shall, on an exclusive basis, negotiate in good faith with one another regarding definitive documentation providing for the terms and conditions of the ROFN Transaction. Unless and until definitive documentation providing for the terms and conditions of the ROFN Transaction is executed and delivered by all parties thereto, (i) the ROFN Seller, except with respect to its obligation to negotiate in good faith on an exclusive basis as set forth above, shall have no obligation or liability whatsoever to the ROFN Buyer with respect to any ROFN Transaction, including any obligation to enter into definitive documentation providing for the terms and conditions of the ROFN Transaction, and (ii) the ROFN Buyer shall not have any claim of any nature whatsoever (including any claim for breach of contract or detrimental reliance) in connection therewith.

(d) If at the expiration of the ROFN Definitive Documentation Period, the ROFN Seller and ROFN Buyer have not entered into definitive documentation to consummate a ROFN Transaction, the ROFN Seller may, prior to the six (6) month anniversary of the last day of the ROFN Definitive Documentation Period, seek to Transfer all or a portion of its Securities covered by the ROFN Notice to an unaffiliated third party subject to Section 3.2.

(e) If the ROFN Seller does not consummate a sale of its Securities covered by the ROFN Notice to an unaffiliated third party (or enter into definitive documentation with respect thereto) prior to the six (6) month anniversary of the last day of the ROFN Definitive Documentation Period, if applicable (or if the ROFN Definitive Documentation Period is not applicable, the ROFN Period), for any reason whatsoever, the ROFN Seller shall forfeit any and all rights to consummate such a Transfer, and the ROFN Buyer’s right of first negotiation under this Section 3.5 shall again be in full force and effect should the ROFN Seller seek to Transfer such Securities again.

Section 3.6 Disposition of Securities. In connection with any disposition of Securities by Harbinger or Pinnacle, to the extent still required by Applicable Law or to the extent requested by Harbinger or Pinnacle, as the case may be, the Company shall provide required information and reasonable assistance to Harbinger or Pinnacle, as the case may be, in connection with any application that may be made by such party for a certificate to be issued pursuant to Section 116 of the Income Tax Act (Canada) (a “Section 116 Certificate”) or related provisions, or any notification pursuant to Section 116 of the Income Tax Act (Canada) or related provisions.

Section 3.7 Recognition of Transfers and Endorsement on Certificates. The Company shall not recognize any Transfers of Securities made in violation of this Agreement. Any and all certificates representing Securities now or hereafter owned by either Harbinger or Pinnacle or their respective Entity Affiliates during the term of this Agreement (whether such Securities are issued initially or with respect to Transfer or otherwise) shall have endorsed thereon in bold type the following legend:

“The securities represented by this certificate are subject to the provisions of a Fourth Amended and Restated Shareholders Agreement dated June 9, 2014, as amended from time to time, and such securities are not transferable on the books of the Company except in accordance and compliance with the terms and conditions of such Agreement.”

Section 3.8 Waiver of Rights. Notwithstanding any other provision of this Article 3, either Harbinger or Pinnacle may waive its rights with respect to any particular offer or right given under this Article 3 by notice in writing to the Company and the other party to this Agreement.

ARTICLE 4

PREEMPTIVE RIGHTS

Section 4.1 Preemptive Rights.

(a) The Company grants to each of Harbinger and Pinnacle (together with their respective Entity Affiliates) separately the right to purchase up to its Pro Rata Preemptive Portion of all or any part of Preemptive Securities that the Company from time to time after the date hereof proposes to issue, or to grant an option or other right for the purchase or subscription for; provided, however, that at the relevant time, such shareholder (i) solely with respect to the issuance by the Company of Equity Securities (and, for the avoidance of doubt, this clause (i) of this proviso shall not apply to the extent that an issuance by the Company of Securities consists of Debt of the Company, or other interest or participation in Debt of the Company, or any combination of any of the foregoing), continues to hold together with its Entity Affiliates at least that number of Equity Securities as is equal to the lesser of (A) fifty percent (50%) of the Equity Securities that are owned by such shareholder and its Entity Affiliates immediately following the consummation of the transactions contemplated by the Pinnacle Subscription Agreement (including without limitation any securities or other property (including cash) into or for which such Equity Securities are converted or exchanged in the Conversion or any subdivision, consolidation, capital reorganization, reclassification, Reorganization or the like), and (B) seven and one half percent (7.5%) of the total amount of Equity Securities outstanding on a Fully Diluted Basis on such date immediately prior to such issuance, and (ii) is an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act) (each such shareholder, together with its Entity Affiliates, a “Preemptive Person”).

(i) For purposes of this Article 4, “Pro Rata Preemptive Portion” means, with respect to any Preemptive Person, on any issuance date for Preemptive Securities, the amount of Preemptive Securities equal to:

(A) New Class or Series of Preemptive Securities: With respect to the issuance of a new class or series of Preemptive Securities not previously issued by the Company (a “New Class of Securities”), the product of (x) the total number or amount of such Preemptive Securities to be issued by the Company on such date, multiplied by (y) a fraction (1) the numerator of which is equal to the total number of Common Shares on a Fully Diluted Basis then held by such Preemptive Person immediately prior to such issuance of Preemptive Securities and (2) the denominator of which is equal to the total number of Common Shares held by Harbinger and Pinnacle (together with their respective Entity Affiliates) outstanding on such date immediately prior to such issuance on a Fully Diluted Basis.

(B) “Add-On” Securities: With respect to the issuance of Preemptive Securities that are of a class or series previously issued by the Company prior to the issuance of such Preemptive Securities (excluding the Common Shares, the calculation for which is set forth below in Section 4.1(a)(i)(C)) (“Add-On Securities”), the product of (x) the total number or amount of such Preemptive Securities to be issued by the Company on such date, multiplied by (y) a fraction (1) the numerator of which is equal to the total number of such Preemptive Securities of such class or series, if any, then held by such Preemptive Person immediately prior to such issuance of such Preemptive Securities, and (2) the denominator of which is equal to the total number of all such Preemptive Securities of such class or series outstanding on such date immediately prior to such issuance on a Fully Diluted Basis; provided, however, that Add-On Securities that are convertible into Common Shares shall be treated as Securities of such previously issued class or series rather than as the Common Shares into which such Add-On Securities are convertible.

(C) Common Shares: With respect to the issuance of additional Common Shares, the product of (x) the total number or amount of such Preemptive

Securities to be issued by the Company on such date, multiplied by (y) a fraction (1) the numerator of which is equal to the total number of Common Shares on a Fully Diluted Basis then held by such Preemptive Person immediately prior to such issuance of Preemptive Securities and (2) the denominator of which is equal to the total number of Common Shares held by Harbinger and Pinnacle (together with their respective Entity Affiliates) outstanding on such date immediately prior to such issuance on a Fully Diluted Basis.

(b) The number or amount of Preemptive Securities that the Preemptive Persons may purchase pursuant to this Section 4.1 shall be referred to as the “Preemptive Security Purchase Securities”. The purchase right provided in this Section 4.1 shall apply at the time of issuance of any right, warrant, or option or convertible or exchangeable security and not to the conversion, exchange or exercise thereof. Except as expressly provided in this Article 4 or Section 6.2(b)(ii)(B), Pinnacle shall not assert any preemptive rights pursuant to any other agreements in existence as of the date hereof.

(c) The Company shall give written notice of a proposed issuance or sale described in Section 4.1(a) to the Preemptive Persons within five (5) Business Days after any such issuance or sale is duly approved by the Board and at least twenty-five (25) Business Days prior to the proposed issuance or sale. Such notice (the “Issuance Notice”) shall set forth the material terms and conditions of such proposed transaction, including the proposed manner of disposition, the number or amount and description of the Preemptive Securities proposed to be issued, the proposed issuance date, and the proposed purchase price per security, as applicable. Such notice shall also be accompanied by any written offer from a prospective purchaser to purchase such Preemptive Securities.

(d) At any time during the twenty-five (25) Business Day period following the receipt of an Issuance Notice, each Preemptive Person shall have the right to elect irrevocably (except as provided in the proviso to this sentence) to purchase its Pro Rata Preemptive Portion of the number of Preemptive Security Purchase Securities, at the purchase price set forth in the Issuance Notice and upon the other terms and conditions specified in the Issuance Notice by delivering a written notice to the Company, provided that if there is a material change in the terms of the Preemptive Securities, the Company shall give written notice of such change as promptly as practicable to the Preemptive Persons, in which case any Preemptive Person may revoke any such election made by such Preemptive Person by delivering a written notice to the Company. Except as provided in Section 4.1(c), such purchase shall be consummated concurrently with the consummation of the issuance or sale described in the Issuance Notice.

(e) If any Preemptive Person fails to exercise fully its right to purchase its Pro Rata Preemptive Portion of all or any part of Preemptive Securities within the periods described above, the Company shall be free to complete the proposed issuance or sale of the Preemptive Securities described in the Issuance Notice (including by selling such Preemptive Securities to Harbinger or Pinnacle) with respect to which the Preemptive Persons failed to exercise the right set forth in this Section 4.1 on terms no less favorable to the Company than those set forth in the Issuance Notice (except that the number of securities to be issued or sold may be reduced); provided that (i) such issuance or sale is closed within ninety (90) days after the date the related Issuance Notice was given, and (ii) the price and other material terms at which the Preemptive

Securities are issued or sold must be equal to or higher than the purchase price and on terms no less favorable than the material terms described in the Issuance Notice. In the event that the Company has not sold such Preemptive Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any Preemptive Securities, without first again offering such securities to Harbinger and Pinnacle in the manner provided in this Section 4.1.

(f) For the avoidance of doubt, any exercise of the Majority Party’s preemptive rights may be subject to the Minority Party’s consent rights as and solely to the extent applicable under Section 6.2.

(g) In addition to the preemptive rights set forth in this Article 4, the Company agrees to negotiate in good faith with Harbinger and Pinnacle to grant Harbinger and Pinnacle (together with their respective Entity Affiliates) separately the right to purchase up to its Pro Rata Preemptive Portion (to the extent permitted by Applicable Law) of all or any part of an issuance of securities of a Subsidiary that is not, or would not be immediately following the proposed issuance, wholly owned (directly or indirectly) by the Company that such non-wholly owned Subsidiary from time to time after the date hereof proposes to issue, or to grant an option or other right for the purchase or subscription therefor. For the avoidance of doubt, there shall not be any preemptive rights granted to Harbinger and/or Pinnacle (or their respective Entity Affiliates) with respect to any securities issued at any time by a direct or indirect wholly-owned Subsidiary of the Company, except for issuances of securities as a result of which such Subsidiary would cease to be so wholly-owned.

Section 4.2 Waiver of Rights. Notwithstanding any other provision of this Article 4, either Harbinger or Pinnacle may waive its rights with respect to any particular offer or right given under this Article 4 by notice in writing to the Company and the other party to this Agreement.

ARTICLE 5

REGISTRATION RIGHTS

Section 5.1 Registration Rights. The Company shall not confer upon any Person (whether pursuant to a shareholders agreement or otherwise) any registration rights or similar benefits with respect to Common Shares being registered under the Exchange Act or Common Shares becoming listed or traded on a stock exchange or stock market unless the Company delivers to Harbinger and Pinnacle notice thereof and concurrently provides Harbinger and Pinnacle with equal or more favorable registration rights and benefits (such rights and benefits to be granted to Harbinger and Pinnacle in proportion to their then relative ownership of Securities).

ARTICLE 6

CONSENT RIGHTS AND ADDITIONAL COVENANTS

Section 6.1 Majority Vote Consent Rights.

(a) The Company (which for purposes of this Section 6.1 shall include the Company and its Subsidiaries) shall not, without first obtaining the affirmative vote or written consent of the Majority Party, which affirmative vote or consent shall be given or withheld in the Majority Party’s sole discretion following consultation with the Minority Party, take any of the following actions (which actions may also be subject to the Minority Party’s written consent if and solely to the extent applicable under Section 6.2):

(i) enter into a merger, amalgamation, consolidation, disposal of all or substantially all of the Company’s and its subsidiaries’ assets, restructuring, reorganization or similar corporate transaction involving the Company or any of its Securities;

(ii) dissolve, liquidate, voluntarily commence bankruptcy proceedings or wind-up the operations of the Company or any subsidiary.

(iii) establish or discontinue any significant line of business not expressly permitted by the terms of the Company’s investment certificate;

(iv) change the legal form or jurisdiction of incorporation of the Company, or make any amendment to the Articles of the Company;

(v) except as set forth in Section 3.1(a)(iii), declare, set aside or pay any dividend or other distribution (whether in cash, stock or property) in respect of the Company’s capital stock, or pay or otherwise distribute any cash or property to any of its security holders in their capacity as such;

(vi) issue or sell any capital stock of any class or series or any other securities of the Company, or issue or grant any warrants, rights or options, or securities that are exchangeable for, or convertible into, shares of the Company’s capital stock, except for security issuances resulting from rights granted as of the date hereof or contemplated herein (including without limitation, (A) the grant or exercise of (1) the Pinnacle Option, (2) the Backstop Warrants, (3) the May 2013 Minimum Warrants, (4) the Alternate May 2013 Warrants, (5) the November 2013 Warrants, (6) the Alternate November 2013 Warrants, (7) the Alternate November 2013 Common Share Warrants, (8) the January 2014 Warrants, (9) the Alternate January 2014 Warrants, (10) the Alternate January 2014 Common Share Warrants, (11) the April 2014 Warrants, (12) the Alternate April 2014 Warrants, (13) the Alternate April 2014 Common Share Warrants, or (14) the Pinnacle Backstop Warrants or Alternate Backstop Warrants, (B) top-up issuances pursuant to the 2011 Harbinger Subscription Agreement or the Pinnacle Subscription Agreement, (C) the exercise of options or warrants outstanding as of the date hereof or (D) the conversion of convertible securities outstanding as of the date hereof);

(vii) split, combine, reclassify or redeem (except as set forth in Section 3.1(a)(iii)) or materially modify any of the rights, preferences, restrictions or conditions of any shares of capital stock of the Company, effect a recapitalization or similar event or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company, or accelerate the vesting of any options, restricted stock, stock appreciation rights or similar rights other than as currently contemplated by any current Company option or Company plan; or

(viii) except as set forth in Section 3.1(a)(iii), redeem, repurchase or otherwise acquire or offer to acquire any outstanding warrants, rights, or options to acquire shares of capital stock of the Company;

(ix) except as set forth in Section 3.1(a)(iii) or pursuant to a Permitted Encumbrance, the BIDV Facility or the BIDV Working Capital Facility, incur or modify any Indebtedness for borrowed money in excess of US$5,000,000 in the aggregate or guarantee any Indebtedness of another Person or guarantee any debt securities of another Person;

(x) except and solely to the extent any of the following are specifically set forth in the Pinnacle Management Agreement, the Administrative Services Agreement or any other management or administrative agreement to be entered into by the Company with respect to the Ho Tram Project as matters requiring the sole consent of the operator thereunder:

(A) make any loans or advances to any other third Person (including any advance of salary to employees), make any investments in or capital contributions to any third Person or forgive or discharge in whole or in part any outstanding loans or advances other than advances to employees for travel and business expenses or in connection with intra-company loans or advances made in the ordinary course of business and consistent with past practice;

(B) place or allow the creation of any Encumbrance on any of the assets or properties of the Company, other than Permitted Encumbrances and encumbrances pursuant to the BIDV Facility or the BIDV Working Capital Facility;

(C) enter into, assume, amend or modify any of the following contracts of the Company:

(1) any contract or series or group of related contracts that the Company reasonably anticipates will, in accordance with its terms, involve aggregate payments by the Company or any of its subsidiaries of more than US$5,000,000 over the life of such contract;

(2) any contract or series or group of related contracts that the Company reasonably anticipates will, in accordance with its terms, involve aggregate payments to the Company or any of its subsidiaries of more than US$5,000,000 over the life of such contract;

(3) any material joint venture or partnership contract, limited liability company agreement or other contract involving the sharing of profits or losses by the Company or any of its subsidiaries with any other Person; or

(4) any agreement relating to employment or severance or similar arrangement that (a) the Company reasonably anticipates will, in accordance with its terms, involve aggregate payments of more than US$300,000 within any twelve (12) month period or, solely with respect to severance contracts, US$750,000 over the life of such severance contract, (b) involves any change in compensation of any Key Employee, or a change in any of the material terms of any employment, compensation or severance agreement with any Key Employee, or an approval of any discretionary or bonus payment to any Key Employee (other than annual bonus payments pursuant to employment contracts), or (c) involves the creation or establishment of any cash or equity-based incentive compensation plan or contract or amendment thereto;

(xi) approve or modify, in any material respect, the Annual Budget of the Ho Tram Project, the First Gaming Resort or the Second Gaming Resort, as applicable;

(xii) make, or commit to make after the date of this Agreement, any individual or a series of related capital expenditures in excess of US$5,000,000 in the aggregate, in each case other than capital expenditures made in accordance with the approved Construction Budget for the First Gaming Resort or the Second Gaming Resort or the Annual Budget;

(xiii) sell, dispose of, transfer, lease, sell and lease back or license any material property, tangible asset or interest therein of the Company, except in the ordinary course of business consistent with past practice;

(xiv) make any acquisition or disposition of assets in any single transaction or series of related transactions, other than in the ordinary course of business in accordance with the Annual Budget, for consideration in excess of US$5,000,000 in the aggregate;

(xv) hire or terminate the Company’s Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any General Director, any General Manager, the General Counsel, the Chief Marketing Officer, the Chief Development Officer, the Chief Administrative Officer, any President (or, with respect to the foregoing, any other Person serving in a similar capacity) or any other officer or employee with aggregate annual compensation in excess of US$450,000 (such an employee, a “Key Employee”); or

(xvi) affect in a material adverse manner the tax position of the Securities with respect to the amount of income, deduction, tax credit or other tax attributes referable to the Company by making, revoking or changing any tax election (other than as otherwise required by changes in Applicable Law or any Vietnam VAT), or taking any other discretionary action with respect to a taxing authority;

provided, however, that the Majority Party consent rights under this Section 6.1(a) shall terminate from and after such time another shareholder (together with its Entity Affiliates) of the

Company owns Voting Securities with voting power greater than the voting power possessed by the Voting Securities then owned collectively by Harbinger and Pinnacle and their Entity Affiliates.

(b) Consent Sale. In the event (i) the requisite affirmative vote or written consent of the Majority Party is obtained with respect to a transaction or transactions described in Sections 6.1(a)(i) (merger, etc.), (ii) (dissolution, etc.), (iii) (significant line of business), (vi) (issue capital stock or other securities, etc.), (vii) (reclassify capital stock, etc.), (ix) (incur Indebtedness, etc.) or (xi) (Encumbrances), and (ii) the transaction(s) subject to such affirmative vote or consent of the Majority Party is consummated, the Minority Party (together its Entity Affiliates) shall be entitled, subject to the Majority Party’s right to Transfer its Securities pursuant to Article 3 as a Tag-Along Party as well as the Majority Party’s right of first negotiation pursuant to Section 3.5, to Transfer and assign in whole or in part to an unaffiliated third party any or all of its Securities, and any or all of its right, title and interest in and to, and all of its obligations under or in respect of, this Agreement and any such Securities or other agreement or instrument, without restriction and without the consent of the Company or any other Person (such a Transfer or assignment, “Consent Sale”). The Minority Party shall be required to provide the Company with written notice of its intent to explore a Consent Sale within forty (40) Business Days following consummation of the transaction subject to the Majority Party’s consent (which forty (40) Business Day period shall run concurrently with the periods set forth in Section 3.5). Within seven (7) months (or such longer period as may be reasonably required in order to obtain any necessary regulatory approvals as long as the Minority Party and the prospective transferee are using commercially reasonable efforts to obtain such approvals) following the latest to occur of (i) the expiration of such forty (40) Business Day period, (ii) the expiration of the ROFN Period prior to entering into a non-binding term sheet or non-binding letter of intent with respect to a ROFN Transaction, or (iii) the expiration of the ROFN Definitive Documentation Period, if applicable, prior to the execution of definitive documentation with respect to a ROFN Transaction, the Minority Party will be required to consummate such Consent Sale if it is to be consummated at all. In addition, any such Consent Sale shall also comply with the notice, timing and other applicable Transfer requirements and obligations set forth in Article 3 as relates to the Consent Sale (including, but not limited to, the Majority Party’s rights under Sections 3.2); provided, however, that in no event shall the provisions of Article 3 operate to shorten the time periods expressed in the preceding sentence of this Section with respect to the Minority Party’s ability to pursue and subsequently consummate a Consent Sale.

Section 6.2 Minority Consent Rights.

(a) Notwithstanding anything in this Agreement to the contrary, the Company shall not (and shall not permit its Subsidiaries to), without first obtaining the Minority Party’s written consent, which consent shall not be unreasonably withheld:

(i) amend, alter or repeal (including by means of a merger, consolidation or otherwise) any provision of the Articles of Incorporation of the Company (including, without limitation, the Notice of Articles) or Bylaws of the Company in a manner that adversely affects the Minority Party; provided, however, any amendment or modification that is ministerial in nature that does not affect the Minority Party adversely shall not be taken into account for purposes of this Section, and as a result, not require the Minority Party’s separate consent pursuant hereto;

(ii) split, combine, reclassify, redeem or modify in a manner that adversely affects the Minority Party (A) any Securities that the Minority Party owns, or (B) any of the rights, preferences, restrictions, conditions or privileges of any Securities that the Minority Party owns;

(iii) amend or modify the Existing Shareholders Agreement, other than to terminate it in its entirety;

(iv) materially reduce (A) any element or amenity of the Scope (including, without limitation, any of those elements or amenities identified in clauses (i) – (xi) of the definition of Scope) of the First Gaming Resort, or (B) the Standard of any Scope element or amenity of the First Gaming Resort;

(v) solely to the extent Pinnacle is the Minority Party, modify the Construction Budget of the First Gaming Resort based solely on a Company Decision so as to (A) increase the Scope or the Standard of the First Gaming Resort, or (B) alter the construction timetable of the First Gaming Resort, in each case to an extent that the expenditures directly related to the First Gaming Resort exceed three percent (3%) of the amount of (I) in the case of Zone A-1 of the First Gaming Resort, those items identified as “Items Subject to three percent (3%) Variance” (the dollar amounts of such items are included in the Ho-Tram Resort Zone A-1 Cost Plan #14B) set forth on Schedule 6.2(a)(v) in the aggregate or (II) in the case of Zone A-2 of the First Gaming Resort, the aggregate Construction Budget first established for Zone A-2; provided, however, that Pinnacle’s consent shall not be required if the amount of any such expenditure exceeds the amount of such items (or of such first Construction Budget, in the case of Zone A-2) by more than three percent (3%) but less than seven and one half percent (7.5%) in the aggregate and an unaffiliated third party is willing to fund such excess expenditure amount. For purposes of this subsection (v), a “Company Decision” means a decision of the Company with respect to the Construction Budget, Scope or the Standard of the First Gaming Resort that is within the sole discretion and control of the Company and which is not based on factors or elements (including, without limitation, Force Majeure events or increases resulting from direct purchases of commodities) which are outside of the control of the Company;

(vi) solely to the extent Pinnacle is the Minority Party, make any modification other than of an immaterial nature to (A) the Construction Budget of the Second Gaming Resort, (B) any element or amenity of the Scope (including, without limitation, any of those elements or amenities identified in clauses (i) – (xi) of the definition of Scope) of the Second Gaming Resort, or (C) the Standard of any Scope element or amenity of the Second Gaming Resort; provided, however, that any increase in expenditures to the extent resulting from increases from direct purchases of commodities or a Force Majeure event shall not be taken into account for purposes of this Section, and as a result, not require Pinnacle’s separate consent pursuant hereto; or

(vii) make expenditures in excess of US$1,000,000 per Company project, in the aggregate, at any time prior to but not including the Opening Date; provided, however, that for the avoidance of doubt, expenditures related to (A) the Ho Tram Project, (B) amenities, facilities and services made available for the use and enjoyment of the prospective occupants of the Ho Tram Project, or (C) any land or improvements not within or located upon the site of the Ho Tram Project but which provide shared benefits to the Ho Tram Project, shall each not be included within this limitation, and as a result, not require the Minority Party’s separate consent pursuant hereto.

(b) Notwithstanding anything in this Agreement to the contrary, the Company shall not (and shall not permit its Subsidiaries), without first obtaining the Minority Party’s express written consent determined in the Minority Party’s sole discretion, enter into or make or amend any transaction, contract, agreement, understanding or arrangement (including the terms of any Securities or any debt or equity interests in a Company Subsidiary that are owned by a Related Party) between the Company or any of its subsidiaries, on one hand, and a Related Party or any of its Entity Affiliates, on the other hand (such transactions, contracts, agreements, understandings or arrangements to include without limitation (i) the making of any payment to such Related Party or any of its Entity Affiliates, (ii) any purchase, sale, lease or exchange of property or securities, the rendering of any service or the payment of any management, advisory or similar fees, (iii) the making of any guarantee, support agreement or similar arrangement for the benefit of such Related Party or any of its Entity Affiliates, or (iv) the issuance of any Securities (including, without limitation, issuances of Securities pursuant to the preemptive right under Article 4 hereof or issuances to fund any increase the Construction Budget, Scope or the Standard of the First Gaming Resort or the Second Gaming Resort even if, as it relates to the First Gaming Resort, the Minority Party does not otherwise have a consent right with respect to such increase) or amendment of the terms of any Securities or any debt or equity interests in a Company Subsidiary); provided, however, that the following agreements or transactions shall not be included within this provision, and as a result, not require the Minority Party’s separate consent pursuant hereto:

(i) transactions pursuant to existing agreements or instruments that were entered into on or prior to the date of this Agreement (other than amendments thereto from and after the date of this Agreement), which are set forth on Schedule 6.2(b)(i); and

(ii) the issuance or sale by the Company of any Securities to an unaffiliated third party (or parties) in which each of Harbinger and Pinnacle had an opportunity to acquire such Securities pursuant to and in accordance with Article 4 (such Securities, including any securities or other property (including cash) into or for which such Securities may be converted or exchanged in the Conversion or any subdivision, consolidation, capital reorganization, reclassification, Reorganization or the like, the “Financing Securities”); provided, however, that in the event Harbinger and/or its Entity Affiliates propose to acquire in excess of either twenty percent (20%) or US $50,000,000 in aggregate value of such issuance or sale of new Financing Securities:

(A) such acquisition of Financing Securities by Harbinger and/or its Entity Affiliates (only if such acquisition is in excess of twenty percent (20%) of such issuance or sale of new Financing Securities, and without regard to the aggregate value of such Financing Securities acquired) shall require the prior approval of a majority of the Independent Directors. For the avoidance of doubt, at any such Board meeting, the excluded Harbinger Directors and Pinnacle Directors may participate in any such meeting even though such excluded directors’ votes will not be counted on such matter; and

(B) Subject to Section 6.2(b)(ii)(B)(4), for a period of three (3) years following each issuance or sale of Financing Securities by the Company contemplated by this Section 6.2(b)(ii) (each such issuance, a “Corresponding Issuance”), Pinnacle (together with its Entity Affiliates) shall have the right to acquire from Harbinger and its Entity Affiliates up to the Look Back Portion of the Financing Securities acquired by Harbinger and its Entity Affiliates in the Corresponding Issuance as calculated below (and for illustrative purposes only, as set forth on Schedule 6.2(b)(ii)(B)):

(1) Up to but not including the first anniversary of the completion of the Corresponding Issuance (the “First Anniversary”), Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to Harbinger, to purchase from Harbinger and its Entity Affiliates up to such amount of Financing Securities equal to the Look Back Portion at the price per Financing Security paid by Harbinger and/or its Entity Affiliates in the Corresponding Issuance.

(2) From the First Anniversary up to and including the third anniversary of the completion of the Corresponding Issuance (the “Third Anniversary”), Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to Harbinger, to purchase from Harbinger and its Entity Affiliates up to such amount of Financing Securities equal to the Sliding Look Back Portion at the price per Financing Security paid by Harbinger and/or its Entity Affiliates in the Corresponding Issuance. For purposes of this subsection, the “Sliding Look Back Portion” means a number of Financing Securities determined by multiplying (a) the Look Back Portion by (b) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Look Back Portion and (y) the Third Anniversary, by (2) seven hundred and thirty (730). Such adjustment to Pinnacle’s Look Back Portion in arriving at the Sliding Look Back Portion of Securities shall be referred to as the “Sliding Look Back Adjustment”.

(3) Solely for purposes of this Section 6.2(b)(ii)(B):

a) each Corresponding Issuance shall be treated as a separate and independent issuance or sale of a New Class of Securities for purposes of this Section 6.2(b)(ii)(B), and the right of Pinnacle and its Entity Affiliates to acquire from Harbinger and its Entity Affiliates the corresponding Look Back Portion (as may be subject to a Sliding Look Back Adjustment) shall be subject to a separate Look Back Portion determination and a separate Sliding Look Back Adjustment determination.

b) the “Look Back Portion” applicable to an acquisition by Pinnacle and its Entity Affiliates pursuant to this Section 6.2(b)(ii)(B) of Financing Securities initially acquired by Harbinger or its

Entity Affiliates from the Company as part of the Corresponding Issuance shall equal:

i) the product of:

A) a fraction, the numerator of which shall equal the total number of Common Shares on a Fully Diluted Basis then held by Pinnacle and its Entity Affiliates immediately prior to such Corresponding Issuance, and the denominator of which is equal to the total number of Common Shares held by Harbinger and Pinnacle (together with their respective Entity Affiliates) outstanding on such date immediately prior to such Corresponding Issuance on a Fully Diluted Basis, expressed as a percentage; multiplied by:

B) the number of Financing Securities initially acquired by Harbinger or its Entity Affiliates from the Company as part of the Corresponding Issuance;

minus

ii) the number of Financing Securities initially acquired by Pinnacle or its Entity Affiliates from the Company as part of the Corresponding Issuance.

(4) Notwithstanding the foregoing, Pinnacle’s (together with its Entity Affiliates’) ability to exercise its rights under this Section 6.2(b)(ii)(B) shall:

a) terminate, with respect to any Financing Securities, upon a bona fide sale by Harbinger to an unaffiliated third party of such Financing Securities not in contravention of the terms and conditions of this Agreement.

b) terminate at the earlier of such time when (I) Pinnacle owns, together with its Entity Affiliates, forty percent (40%) or more of the voting power of the outstanding Voting Securities collectively held by Harbinger and Pinnacle (together with their respective Entity Affiliates) at any such time of determination, or (II) Harbinger, together with its Entity Affiliates, no longer (x) has the right, either individually or collectively with Pinnacle in accordance with the terms of Article 2, to appoint at least half of the directors to the Board (and does not have nominees then serving on the Board that represent at least fifty percent (50%) of all directors then serving on the Board), and (y) owns at least fifty percent (50%) of the voting power of the outstanding Voting Securities; provided, however, that such ability of Pinnacle and its Entity Affiliates to exercise its rights under this Section 6.2(b)(ii)(B) shall not so terminate with respect to any Financing Securities as to which Pinnacle had the right to acquire from Harbinger pursuant to this Section 6.2(b)(ii)(B) prior to such time a condition described in clauses (I) or (II) occurs and, as to any such Financing Securities, Pinnacle’s and its Entity Affiliates rights shall continue as provided in this Section 6.2(b)(ii)(B) without regard to this Section 6.2(b)(ii)(B)(4)(b).

(5) The parties shall consummate such purchase by Pinnacle and sale by Harbinger, and shall cause their respective Entity Affiliates to consummate such purchase and sale if applicable, within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to Harbinger.

(6) The right of Pinnacle (together with its Entity Affiliates) to purchase Financing Securities pursuant to this Section 6.2(b)(ii)(B) shall include the right of Pinnacle to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of Financing Securities in the Corresponding Issuance, at a purchase price and on the timing set forth below, all Securities received by Harbinger and its Affiliates in respect thereof or accrued in respect of such Financing Securities as dividends (including without limitation accrued but undeclared dividends), interest or other payments or distributions since the time Harbinger and/or its Entity Affiliates acquired such Financing Securities in the Corresponding Issuance (“PIK Securities”).

(7) Pinnacle shall pay the consideration for PIK Securities by issuing one or more promissory notes to Harbinger:

a) with an aggregate principal amount equal to the value of the PIK Securities;

b) bearing no interest;

c) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (I) five (5) years, (II) a bona fide sale by Pinnacle of such PIK Securities to an unaffiliated third party, or any other liquidity event involving such PIK Securities in which cash is received in full satisfaction of such PIK Securities (including, but not limited to, a redemption in full for cash of such PIK Securities by the Company), or (III) a bona fide sale by Harbinger of all, but not less than all, of the Financing Securities related to the PIK Securities by Harbinger to an unaffiliated third party, or any other liquidity event involving such Financing Securities in which cash is received in full satisfaction of such PIK Securities (including, but not limited to, a redemption in full for cash of such Financing Securities by the Company); and

d) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the PIK Securities.

(8) Related Notice Provisions.

a) In case the Company shall propose (I) to pay any dividend, make any interest payment or other payment or distribution in respect of Financing Securities, in cash or in any form other than additional Securities,

(II) any repurchase, retirement, redemption, refinancing, exchange, convert or other similar action with respect to Financing Securities, (III) to effect any capital reorganization, (IV) to effect any consolidation, merger or sale, organic change, transfer or other disposition of all or substantially all of its property, assets or business, or (V) to effect the liquidation, dissolution or winding up of the Company, then in each such case, at least twenty (20) Business Days before such action, the Company shall deliver to Pinnacle a written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, interest or other payment or distribution or rights, or the date on which such repurchase, retirement, redemption, exchange or other similar action, refinancing, reclassification, reorganization, consolidation, merger, sale, organic change, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Financing Securities, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Financing Securities.

b) In case Harbinger or its Entity Affiliates shall propose to sell, Transfer or otherwise dispose of all or a portion of its Financing Securities, then in each such case, at least twenty-five (25) Business Days before such action, Harbinger shall deliver to Pinnacle a written notice of such proposed action. This twenty-five (25) Business Day notice period shall run concurrently with the time periods set forth in the various Transfer related provisions set forth in Article 3.

(9) Harbinger and its Entity Affiliates each agree that, upon any exercise by Pinnacle or its Entity Affiliates of their right pursuant to this Section 6.2 to acquire any Financing Securities, Harbinger and its Entity Affiliates shall transfer and assign good and marketable title to the relevant Financing Securities to Pinnacle or its Entity Affiliates free and clear of any pledges, liens, encumbrances, security interests or other charges.

Section 6.3 Covenants of the Company.

(a) Compliance Related Covenants

(i) The Company and each of its Subsidiaries will (A) fully comply at all times with the U.S. Foreign Corrupt Practices Act, as amended, and the Canadian Corruption of Foreign Public Officials Act, and (B) comply in all material respects with all other applicable domestic and foreign anti-bribery or anti-corruption laws and other Applicable Laws that prohibit payments to improperly influence foreign or domestic government officials (collectively, the “Anti-Corruption Laws”).

(ii) The Company and each of its Subsidiaries will fully comply at all times with (A) all applicable U.S. and foreign government laws and regulations concerning the exportation of any products, technology, technical data or services, including those administered by, without limitation, the U.S.

Department of Commerce, the U.S. Department of State, and the U.S. Department of the Treasury, and (B) U.S. and international economic and trade sanctions and anti-boycotting laws and regulations, including, but not limited to, those administered by the Office of Foreign Assets Control (“OFAC”), the Internal Revenue Service and other agencies within the U.S. Department of the Treasury (collectively, the “Export Control and Economic Sanctions Laws”).

(iii) The Company and each of its Subsidiaries will fully comply at all times with all applicable anti-money laundering legal and regulatory requirements to prevent and detect money laundering under U.S. or applicable foreign (collectively, “Anti-Money Laundering Laws”). The Company and its Subsidiaries shall develop, implement, and maintain anti-money laundering compliance programs that are risk-based and reasonably designed to comply with applicable Anti-Money Laundering Laws and to prevent and detect money laundering (“AML Programs”). The AML Programs shall include a person or persons with responsibility for overseeing the AML Program; procedures for identifying, verifying the identity of, and conducting due diligence of customers on a risk basis and at certain monetary thresholds; reasonable procedures and processes for identifying and, where required or permitted by applicable laws and regulations, reporting to competent government authorities suspicious activity; training for all appropriate personnel; and independent testing to assess compliance with and the effectiveness of the AML Programs.

(iv) Neither the Company nor any of its Subsidiaries will, and the Company and each of its Subsidiaries shall ensure that no director, officer, employee or agent, or distributor, consultant or Affiliate over which the Company exercises control, or other person acting on behalf of the Company or its Subsidiaries will, take any action, either directly or indirectly, that would reasonably be expected to result in a violation of the Anti-Corruption Laws, the Export Control and Economic Sanctions Laws or the Anti-Money Laundering Laws, including but not limited to:

(A) as applicable, making, offering, promising or authorizing any payment, contribution, gift, entertainment, bribe, rebate, kickback, or any other thing of value, regardless of form or amount, to any (1) foreign or domestic government official or employee; (2) employee of a foreign or domestic government-owned or controlled entity; (3) foreign or domestic political party, political official, or candidate for political office; or (4) any officer or employee of a public international organization, to obtain a competitive advantage, or to receive favorable treatment in obtaining or retaining business;

(B) engaging in any sales, exports, re-exports, imports, transactions, or other activities in, relating to, or involving, directly or indirectly, countries subject to U.S. economic sanctions, or that otherwise would be prohibited if performed by U.S. persons or entities; or

(C) engaging in any transaction, investment, undertaking, or activity in violation of the criminal provisions against money laundering under U.S. or applicable foreign law.

(v) The Company shall report to Pinnacle and Harbinger any (A) commissions, fees, or political contributions made by the Company or any of its Subsidiaries, or a director, officer, employee, agent, distributor, consultant, affiliate, or other person acting on behalf of the Company or its Subsidiaries; or (B) any corruption-related concerns or incidents relating to the Company or its Subsidiaries, including but not limited to requests for any thing of value from a government official or employee, or any political party or candidate for political office, and offers or promises of any thing of value to a government official or employee, or any political party or candidate for political office by a director, officer, employee, agent, distributor, consultant, affiliate, or other person acting on behalf of the Company or its Subsidiaries. Any such report shall be made promptly in writing and will detail the concern or incident, including by providing the nature, location, and employees or agents involved in the incident, as well as any remedial measures taken.

(vi) Notwithstanding anything to the contrary herein (including the restrictions applicable to Pinnacle in Section 2.3 of this Agreement), for the purpose of confirming compliance with the covenants in this Section 6.3, the Company and its Subsidiaries shall permit Pinnacle and Harbinger each of their duly authorized representatives or agents to inspect any of its assets or books and records, visit any of its properties, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Pinnacle or Harbinger may designate with reasonable prior notice to the Company and its Subsidiaries.

(vii) The Company and its Subsidiaries shall comply with the requirements of all Gaming Laws, and the rules, regulations and decrees, directives and orders of any Gaming Authority that are applicable to the Company or its Subsidiaries.

(b) Additional Covenants.

(i) Indemnification Agreements. The Company shall use reasonable best efforts and take all such steps as may reasonably be within its powers to enter into customary indemnification agreements with each of the Harbinger Directors and the Pinnacle Directors, which indemnification agreements shall be substantially similar to and on no less favorable terms than the existing indemnification agreements between the Company and each member of the Board as in effect immediately prior to the execution of this Agreement. In addition, the Company shall use reasonable best efforts and take all such steps as may reasonably be within its powers to enter into customary indemnification agreements with each the Harbinger Board Observer(s), the Pinnacle Board Observer(s) and the Pinnacle Advisor.

(ii) No Grant of Conflicting Rights. The Company will not grant any rights to any party that would conflict with this Agreement including without limitation rights of first refusal and consent rights, and will terminate, as soon as reasonably practicable, any agreements granting such rights that are in existence.

(iii) The Company will comply (and will cause any Subsidiary to comply) with the requirements of all Applicable Laws (including Environmental Laws), rules, regulations and decrees, directives and orders of any Governmental Authority that are applicable to it or to any of its properties or the properties of its Subsidiaries, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

(iv) The Company will use its best efforts to comply with the Investment Certificate and where it is unable to do so to make reasonable efforts to have the Investment Certificate amended, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

(v) The Company will comply with the Lease, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

(vi) The Company will promptly give notice to Harbinger and Pinnacle upon becoming aware of (A) any violation of any Environmental Law, (B) any claim, inquiry, proceeding, investigation or other action, including a request for information or a notice of potential liability under any Environmental Law, by or from any Governmental Authority or any third party claimant, or (C) the discovery of the release of any hazardous material at, on, under or from any of its real or leasehold properties or any facility or equipment thereat in excess of reportable or allowable standards or levels under any Environmental Law, in each case with respect to the properties and operations of the Company and/or its Subsidiaries, and in each case that could reasonably be expected to have a Material Adverse Effect.

(vii) Except where failure to comply with this Section 6.3(b)(vii) could not reasonably be expected to have a Material Adverse Effect, the Company will keep its and its Subsidiaries’ insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is usually maintained in the same general area by companies engaged in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or the use of any products sold by it; and maintain such other insurance as may be required by Applicable Law.

(viii) The Company will keep the Policy in full force and effect and will use reasonable commercial efforts to ensure that the Policy is complied with by the Company and its Subsidiaries in all material respects on an ongoing basis.

(ix) The Company shall provide each of Harbinger and Pinnacle, at the sole expense of the requesting party, with all information reasonably requested by it to enable it to satisfy their tax reporting obligations arising out of the transactions contemplated by the 2012 Subscription Agreement.

Section 6.4 Additional Covenants and Representations of the Parties.

(a) Harbinger Compliance with Obligations Under the BIDV Facility. Notwithstanding anything in this Agreement to the contrary, Harbinger shall, and shall cause each of its Entity Affiliates other than the Company to perform their respective obligations under the BIDV Facility including, without limitation, the Undertaking dated March 22, 2011, and shall not, or permit any of its Entity Affiliates to, exercise any rights or otherwise take or permit any actions including, without limitation, with respect to their Equity Securities in the Company that could result in a Potential Event of Default or Event of Default under and as defined in the BIDV Facility, except any Potential Event of Default or Event of Default that may result from a Transfer of Securities that is required by Applicable Law or pursuant to the terms and conditions of Section 3.1(a)(iii). Harbinger represents and warrants that as of the date of this Agreement, Harbinger and each of its Entity Affiliates are in compliance with their respective obligations under the BIDV Facility and have not taken any actions that could result in a Potential Event of Default or Event of Default under and as defined in the BIDV Facility.

Section 6.5 Backstop Lookback Protection.

(a) During the Backstop Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, to require each Backstop Lender to sell to Pinnacle up to twenty-seven percent (27%) of the Common Shares into which the principal amount of all Backstop Advances (and accrued interest thereon) made by, or for and on behalf of, such Backstop Lender was converted pursuant to the Conversion Agreement (such Common Shares are referred to as the “Backstop Common Shares”), calculated as follows:

(i) up to but not including the First Backstop Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each Backstop Lender to sell to Pinnacle up to twenty-seven percent (27%) of the Backstop Common Shares ; and

(ii) from the First Backstop Anniversary up to and including the Third Backstop Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each Backstop Lender to sell to Pinnacle up to the Sliding Proportionate Backstop Percentage of the Backstop Common Shares. For purposes of this subsection, the “Sliding Proportionate Backstop Percentage” with respect to the Backstop Common Shares means an amount determined by multiplying (A) twenty-seven percent (27%) by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate Backstop Percentage of the Backstop Common Shares and (y) the Third Backstop Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the twenty-seven percent (27%) in arriving at the Sliding Proportionate Backstop Percentage shall be referred to as the “Sliding Backstop Adjustment”.

(b) [Intentionally omitted.]

(c) In the event of a sale, transfer or other disposition by a Backstop Lender of all or any portion of the Backstop Common Shares or the Additional Backstop Warrants (the Backstop Common Shares, the Additional Backstop Warrants and any Backstop PIK Securities are each referred to herein as a “Backstop Asset” and, collectively, as the “Backstop Assets”) to an unaffiliated third party which would cause such Backstop Lender to hold less than twenty-seven percent (27%) of its original interest in any Backstop Asset (the “Minimum Backstop Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such Backstop Lender hereunder, provided, however, only in respect of such portion of the percentage of the Backstop Asset so acquired by the transferee as relates to the shortfall in such Backstop Lender’s Minimum Backstop Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a Backstop Lender of all or any portion a Backstop Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a Backstop Lender hereunder related to the percentage of the Backstop Asset so acquired; provided, further that the required assumption of the obligations of a Backstop Lender under this Section 6.5(c) shall not apply in the case of a sale, transfer or other disposition by a Backstop Lender to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.5(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a Backstop Asset becomes subject to this Section 6.5(c) and assumes the obligations hereunder relating to such Backstop Asset shall apply to successive sales, transfers and other dispositions of such Backstop Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates) to a Backstop Lender for a purchase of Backstop Common Shares under this Section 6.5 shall be an amount equal to US$0.0151 per Backstop Common Share being purchased (the “Backstop Per Share Purchase Price”), subject to adjustment pursuant to Section 6.5(l).

(e) The parties shall consummate such purchase by Pinnacle from a Backstop Lender (including the assignments of Additional Backstop Warrants contemplated by Section 6.5(f) and of Backstop PIK Securities contemplated by Section 6.5(g)) on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The selling Backstop Lender or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such purchase was effected, together with all information reasonably required by the Company to register the transfer of the Backstop Common Shares and Additional Backstop Warrants in the Company’s stock transfer and warrant transfer records.

(f) The right of Pinnacle (together with its Entity Affiliates) to purchase Backstop Common Shares from a Backstop Lender pursuant to this Section 6.5 shall include the right of Pinnacle to acquire from such Backstop Lender on the date of such purchase, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, Additional Backstop Warrants covering the number of Common Shares equal to (A) the number of Common Shares covered by the Additional Backstop Warrants in the aggregate originally issued to such Backstop Lender (as such number of Common Shares may be adjusted pursuant to the terms of such Additional Backstop Warrants), multiplied by (B) the Sliding Proportionate Backstop Percentage, multiplied by (C)(1) the number of Backstop Common Shares acquired by Pinnacle (and/or its Entity Affiliates) from such Backstop Lender, divided by (2) the maximum number of Backstop Common Shares that Pinnacle (and its Entity Affiliates) is entitled to acquire from such Backstop Lender pursuant to Section 6.5(a) as of the date of such acquisition; provided, however, that, such Additional Backstop Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned Additional Backstop Warrants have been exercised in part prior to such acquisition, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned Additional Backstop Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any Backstop Common Shares or Additional Backstop Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of Additional Backstop Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.5(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase Backstop Common Shares together with a portion of the Additional Backstop Warrants under this Section 6.5 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of Backstop Common Shares and associated Additional Backstop Warrants, at a purchase price and on the timing set forth below, all Securities (other than the Additional Backstop Warrants themselves, which shall be included in the purchase of such Backstop Common Shares and other than Common Shares issued upon exercise of the Additional Backstop Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such Backstop Common Shares or Additional Backstop Warrants (or the Backstop Advances as to which such Backstop Common Shares and Additional Backstop Warrants relate) as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (including interest, other than accrued interest converted pursuant to the Conversion Agreement on a Backstop Advance) since the time Harbinger and/or its Entity Affiliates made such Backstop Advance (the “Backstop PIK Securities”). For greater certainty, Backstop PIK Securities as defined herein shall exclude Original Backstop Warrants and all Securities and other returns or distributions received by Harbinger and its Affiliates in respect thereof.

(h) Pinnacle shall pay the consideration for Backstop PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the Backstop PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such Backstop PIK Securities to an unaffiliated third party, or any other liquidity event involving such Backstop PIK Securities in which cash is received in full satisfaction of such Backstop PIK Securities (including, but not limited to, a redemption in full for cash of such Backstop PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the Backstop Common Shares related to the Backstop PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such Backstop Common Shares in which cash is received in full satisfaction of such Backstop PIK Securities; and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the Backstop PIK Securities.

(i) Each Backstop Lender agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any Backstop Assets of such Backstop Lender, to transfer and assign good and marketable title to the relevant Backstop Assets held by such Backstop Lender to Pinnacle or its Entity Affiliates free and clear of any pledges, liens, encumbrances, security interests or other charges (collectively hereinafter, “Liens”). In the event that upon such exercise, in Pinnacle’s reasonable determination, a Backstop Lender is not able to assign good and marketable title to any relevant Backstop Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such lender in such case, a “Proposed Transferor Backstop Lender”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed Transferor Backstop Lender, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire Backstop Assets from such Proposed Transferor Backstop Lender identified in such notice in accordance with Section 6.5(a) and Section 6.5(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.5:

(i) Pinnacle and its Entity Affiliates shall be entitled to purchase from the Company, and the Company agrees to issue to Pinnacle and its Entity Affiliates exercising such right, a number of Common Shares equal to a number of Common Shares (the “Alternate Backstop Common Shares”) which, when added to the holdings of Equity Securities held by Pinnacle and its Entity Affiliates would result in Pinnacle and its Entity Affiliates holding, immediately following such issuance, a percentage of the outstanding Common Shares on a Fully Diluted Basis that they would have held had they been able to purchase Backstop Common Shares from the Proposed Transferor Backstop Lender under Section 6.5(a). Notwithstanding that the Company would be obligated to issue a greater number of Alternate Backstop Common Shares under this provision given the resulting shortfall in the number of Backstop Common Shares that Pinnacle or its Entity Affiliate should otherwise have been able to purchase from the Proposed Transferor Backstop Lender, the aggregate purchase price payable to the Company by Pinnacle or its Entity Affiliate for the Alternate Backstop Common Shares shall be equal to the aggregate purchase price that Pinnacle or its Entity Affiliate would have paid to the Proposed Transferor Backstop Lender for the Backstop Common Shares it sought to acquire.

(ii) Any Proposed Transferor Backstop Lender shall deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) amounts that are sufficient to pay all required taxes arising in connection with the issuance of any shares pursuant to Section 6.5(i)(i) by the Company to Pinnacle or its Entity Affiliates (for purposes of this Section 6.5(i)(ii), an “Indemnified Event”). Such Proposed Transferor Backstop Lender shall deliver such amounts to the Company within the time period that will allow the Company to remit such taxes within the time prescribed by Applicable Law (for purposes of this Section 6.5(i)(ii), the “Remittance Date”) and the Company shall remit such taxes to the relevant Governmental Authority forthwith upon receipt of such payment from such Proposed Transferor Backstop Lender. The Company shall provide evidence of such remittance to the Proposed Transferor Backstop Lender and to Pinnacle or its Entity Affiliates. In the event such Proposed Transferor Backstop Lender fails to deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) the taxes owing by Pinnacle or its Entity Affiliates in connection with an Indemnified Event so that the Company may remit such taxes by the Remittance Date, any such Proposed Transferor Backstop Lender agrees to indemnify and hold harmless Pinnacle and its Entity

Affiliates and the Company from and against any taxes, penalties and interest, including any withholding taxes and penalties and interest thereon, (for purposes of this Section 6.5(i)(ii), “Taxes”) owing in connection with such Indemnified Event. Pinnacle’s and its Entity Affiliates’ and the Company’s right to commence any claim for indemnification for Taxes owing in connection with an Indemnified Event shall survive indefinitely.

(iii) [Intentionally omitted.]

(iv) the number of Common Shares covered by the Additional Backstop Warrants of such Proposed Transferor Backstop Lender shall be automatically reduced, and without requirement of any action on the part of such Proposed Transferor Backstop Lender, by the number of Common Shares that would have been covered by an Additional Backstop Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.5(f), and the Company shall notify such Proposed Transferor Backstop Lender of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant (an “Alternate Backstop Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of Additional Backstop Warrants issued to such Proposed Transferor Backstop Lender (including an Additional Backstop Entitlement, but excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to Section 6.5(i)(iv)) covering the number of Common Shares covered by Additional Backstop Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed Transferor Backstop Lender under Section 6.5(f). An Alternate Backstop Warrant shall be an Additional Backstop Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of an Additional Backstop Warrant from a Backstop Lender under Section 6.5(f); and

(vi) for greater clarity, the references to “Backstop Lender” and “Proposed Transferor Backstop Lender” in this Section 6.5(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each Backstop Lender agrees that, during the Backstop Lookback Period, it shall not exercise any Additional Backstop Warrant it holds with respect to more than seventy-three percent (73%) of securities comprising the portion of the original Additional Backstop Entitlement (as adjusted pursuant to the terms of such Additional Backstop Warrant) exercisable on a cumulative basis under the terms of such Additional Backstop Warrant. Any attempted exercise by such Backstop Lender of any portion of such Additional Backstop Warrants as relates to more than such seventy-three percent (73%) of such securities, as aforementioned, shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

(k) Notwithstanding anything in this Agreement to the contrary, each Backstop Lender agrees that it shall not be permitted to pledge or grant a Lien, or permit a Lien to exist, in respect of more than seventy-three percent (73%) of the Backstop Common Shares issued to it in the Conversion (as adjusted or converted pursuant to events described in Section 6.5(l)). Any such pledge or Lien in contravention of this Section 6.5(k) shall be null and void ab initio. In addition to the legend required by Section 3.7, any and all certificates representing Securities that are subject to Pinnacle’s right to purchase under this Section 6.5 shall have endorsed thereon in bold type the following legend:

“The securities represented by this certificate are subject to an obligation on the part of the holder to transfer and assign good and marketable title to such securities free and clear of any pledges, liens, encumbrances, security interests or other charges in the event that certain parties to such Fourth Amended and Restated Shareholders Agreement exercise their right to purchase such securities in accordance with the terms and conditions of such Fourth Amended and Restated Shareholders Agreement.”

(l) If, at any time following the Conversion:

(i) the Company:

(A) subdivides (or redivides or changes) the Common Shares into a greater number of shares;

(B) consolidates (or reduces or combines) the Common Shares into a lesser number of shares; or

(C) issues Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of the outstanding Common Shares by way of stock dividend or other distribution,

the Backstop Per Share Purchase Price shall be adjusted to equal the price determined by multiplying the Backstop Per Share Purchase Price most recently in effect prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and the denominator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event). Upon any adjustment to the Backstop Per Share Purchase Price pursuant to this Section 6.5(l)(i), the number of Backstop Common Shares which are purchasable from a Backstop Lender pursuant to this Section 6.5 shall be adjusted by multiplying the number of Backstop Common Shares that were purchasable under this Section 6.5 immediately prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event) and the denominator shall be the total number of Common Shares outstanding immediately prior to such event;

(ii) the Backstop Common Shares shall be changed into the same or a different number of shares of any class or other securities or other property (including cash), whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares of stock dividend or other distribution provided for above, or a consolidation, merger or amalgamation or a sale of assets provided for below), then and in each such event, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.5 after the effective date of such event, will be entitled to receive in lieu of the number of Backstop Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such event if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of Backstop Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.5. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such event in the application of the provisions set forth in this Section 6.5(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.5 to the end that the provisions set forth in this Section 6.5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.5.

(iii) there is a consolidation, merger or amalgamation of the Company with or into another body corporate or other entity or person including a transaction whereby all or substantially all of the Company’s undertaking and assets become the property of any other corporation or other entity or person (any such event being herein called a “Reorganization”), Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.5 after the effective date of such Reorganization, will be entitled to receive in lieu of the number of Backstop Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of Backstop Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.5, recognizing that post-closing adjustments may be required. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such Reorganization in the application of the provisions set forth in this Section 6.5(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.5 to the end that the provisions set forth in this Section 6.5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property

(including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.5; and

(iv) in the case the Company takes any action affecting the Common Shares, other than any action described in this Section 6.5(l), which in the opinion of Pinnacle would materially affect the rights of Pinnacle under this Section 6.5, the number of May 2013 Common Shares to which Pinnacle will be entitled under this Section 6.5 will be adjusted in an equitable manner as agreed to by Pinnacle and Harbinger, both acting reasonably.

Section 6.6 May 2013 Loan Agreement Lookback Protection.

(a) During the May 2013 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, to require each May 2013 Harbinger Lender to sell to Pinnacle up to twenty-seven percent (27%) of the Common Shares into which the principal amount of all May 2013 Advances (and accrued interest thereon) made by, or for and on behalf of, such May 2013 Harbinger Lender was converted pursuant to the Conversion Agreement (such Common Shares are referred to as the “May 2013 Common Shares”), calculated as follows:

(i) up to but not including the First May 2013 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each May 2013 Harbinger Lender to sell to Pinnacle up to twenty-seven percent (27%) of the May 2013 Common Shares; and

(ii) from the First May 2013 Anniversary up to and including the Third May 2013 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each May 2013 Harbinger Lender to sell to Pinnacle up to the Sliding Proportionate Percentage of the May 2013 Common Shares. For purposes of this subsection, the “Sliding Proportionate May 2013 Percentage” means with respect to the May 2013 Common Shares an amount determined by multiplying (A) twenty-seven percent (27%) by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate May 2013 Percentage of the May 2013 Common Shares and (y) the Third May 2013 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the twenty-seven percent (27%) in arriving at the Sliding Proportionate May 2013 Percentage shall be referred to as the “Sliding May 2013 Adjustment”.

(b) [Intentionally omitted.]

(c) In the event of a sale, transfer or other disposition by a May 2013 Harbinger Lender of all or any portion of the May 2013 Common Shares or the May 2013 Minimum Warrants (the May 2013 Common Shares, the May 2013 Minimum Warrants and any May 2013 PIK Securities are each referred to herein as a “May 2013 Asset” and, collectively, as the “May 2013 Assets”) to an unaffiliated third party which would cause such May 2013 Harbinger Lender to hold less than twenty-seven percent (27%) of its original interest in any May 2013 Asset (the

“Minimum May 2013 Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such May 2013 Harbinger Lender hereunder, provided, however, only in respect of such portion of the percentage of the May 2013 Asset so acquired by the transferee as relates to the shortfall in such May 2013 Harbinger Lender’s Minimum May 2013 Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a May 2013 Harbinger Lender of all or any portion a May 2013 Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a May 2013 Harbinger Lender hereunder related to the percentage of the May 2013 Asset so acquired; provided, further that the required assumption of the obligations of a May 2013 Harbinger Lender under this Section 6.6(c) shall not apply in the case of a sale, transfer or other disposition by a May 2013 Harbinger Lender to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.6(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a May 2013 Asset becomes subject to this Section 6.6(c) and assumes the obligations hereunder relating to such May 2013 Asset shall apply to successive sales, transfers and other dispositions of such May 2013 Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates) to a May 2013 Harbinger Lender for a purchase of May 2013 Common Shares under this Section 6.6 shall be an amount equal to US$0.0161 per May 2013 Common Share being purchased (the “May 2013 Per Share Purchase Price”), subject to adjustment pursuant to Section 6.6(l).

(e) The parties shall consummate such purchase by Pinnacle from a May 2013 Lender (including the assignments of May 2013 Minimum Warrants contemplated by Section 6.6(f) and of May 2013 PIK Securities contemplated by Section 6.6(g)) on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The selling May 2013 Harbinger Lender or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such purchase was effected, together with all information reasonably required by the Company to register the transfer of the May 2013 Common Shares and May 2013 Minimum Warrants in the Company’s stock transfer and warrant transfer records.

(f) The right of Pinnacle (together with its Entity Affiliates) to purchase May 2013 Common Shares from a May 2013 Harbinger Lender pursuant to this Section 6.6 shall include the right of Pinnacle to acquire from such May 2013 Harbinger Lender on the date of such purchase, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, May 2013 Minimum Warrants covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by the May 2013 Minimum Warrants in the aggregate originally issued to such May 2013 Harbinger Lender (as such number of Common Shares may be adjusted pursuant to the terms of such May 2013 Minimum Warrants), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the number of May 2013 Common Shares acquired by Pinnacle (and/or its Entity Affiliates) from such May 2013 Harbinger Lender, divided by (2) the maximum number of May 2013 Common Shares that Pinnacle (and its Entity Affiliates) is entitled to acquire from such May 2013 Harbinger Lender pursuant to Section 6.6(a) as of the date of such acquisition;

(iii) multiplied by the Sliding May 2013 Adjustment, if and as applicable;

provided, however, that, such May 2013 Minimum Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned May 2013 Minimum Warrants have been exercised in part prior to such acquisition, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned May 2013 Minimum Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any May 2013 Common Shares or May 2013 Minimum Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of May 2013 Minimum Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.6(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase May 2013 Common Shares together with a portion of the May 2013 Minimum Warrants under this Section 6.6 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of May 2013 Common Shares and associated May 2013 Minimum Warrants, at a purchase price and on the timing set forth below, all Securities (other than the May 2013 Minimum Warrants themselves, which shall be included in the purchase of such May 2013 Common Shares and other than Common Shares issued upon exercise of the May 2013 Minimum Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such May 2013 Common Shares or May 2013 Minimum Warrants (or the May 2013 Advances as to which such May 2013 Common Shares and May 2013 Minimum Warrants relate) as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (including interest, other than accrued interest converted pursuant to the Conversion Agreement on a May 2013 Advance) since the time Harbinger and/or its Entity Affiliates made such May 2013 Advance (the “May 2013 PIK Securities”).

(h) Pinnacle shall pay the consideration for May 2013 PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the May 2013 PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such May 2013 PIK Securities to an unaffiliated third party, or any other liquidity event involving such May 2013 PIK Securities in which cash is received in full satisfaction of such May 2013 PIK Securities (including, but not limited to, a redemption in full for cash of such May 2013 PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the May 2013 Common Shares related to the May 2013 PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such May 2013 Common Shares in which cash is received in full satisfaction of such May 2013 PIK Securities; and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the May 2013 PIK Securities.

(i) Each May 2013 Harbinger Lender agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any May 2013 Assets of such May 2013 Harbinger Lender, to transfer and assign good and marketable title to the relevant May 2013 Assets held by such May 2013 Harbinger Lender to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a May 2013 Harbinger Lender is not able to assign good and marketable title to any relevant May 2013 Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such lender in such case, a “Proposed May 2013 Lender Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed May 2013 Lender Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire May 2013 Assets from such Proposed May 2013 Lender Transferor identified in such notice in accordance with Section 6.6(a) and Section 6.6(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.6:

(i) Pinnacle and its Entity Affiliates shall be entitled to purchase from the Company, and the Company agrees to issue to Pinnacle and its Entity Affiliates exercising such right, a number of Common Shares equal to a number of Common Shares (the “Alternate May 2013 Common Shares”) which, when added to the holdings of Equity Securities held by Pinnacle and its Entity Affiliates would result in Pinnacle and its Entity Affiliates holding, immediately following such issuance, a percentage of the outstanding Common Shares on a Fully Diluted Basis that they would have held had they been able to purchase May 2013 Common Shares from the Proposed May 2013 Lender Transferor under Section 6.6(a). Notwithstanding that the Company would be obligated to issue a greater number of Alternate May 2013 Common Shares under this provision given the resulting shortfall in the number of May 2013 Common Shares that Pinnacle or its Entity Affiliate should otherwise have been able to purchase from the Proposed May 2013 Lender Transferor, the aggregate purchase price payable to the Company by Pinnacle or its Entity Affiliate for the Alternate May 2013 Common Shares shall be equal to the aggregate purchase price that Pinnacle or its Entity Affiliate would have paid to the Proposed May 2013 Lender Transferor for the May 2013 Common Shares it sought to acquire.

(ii) Any Proposed May 2013 Lender Transferor shall deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) amounts that are sufficient to pay all required taxes arising in connection with the issuance of any shares pursuant to Section 6.6(i)(i) by the Company to Pinnacle or its Entity Affiliates (for purposes of this

Section 6.6(i)(ii), an “Indemnified Event”). Such Proposed May 2013 Lender Transferor shall deliver such amounts to the Company within the time period that will allow the Company to remit such taxes within the time prescribed by Applicable Law (for purposes of this Section 6.6(i)(ii), the “Remittance Date”) and the Company shall remit such taxes to the relevant Governmental Authority forthwith upon receipt of such payment from such Proposed May 2013 Lender Transferor. The Company shall provide evidence of such remittance to the Proposed May 2013 Lender Transferor and to Pinnacle or its Entity Affiliates. In the event such Proposed May 2013 Lender Transferor fails to deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) the taxes owing by Pinnacle or its Entity Affiliates in connection with an Indemnified Event so that the Company may remit such taxes by the Remittance Date, any such Proposed May 2013 Lender Transferor agrees to indemnify and hold harmless Pinnacle and its Entity Affiliates and the Company from and against any taxes, penalties and interest, including any withholding taxes and penalties and interest thereon, (for purposes of this Section 6.6(i)(ii), “Taxes”) owing in connection with such Indemnified Event. Pinnacle’s and its Entity Affiliates’ and the Company’s right to commence any claim for indemnification for Taxes owing in connection with an Indemnified Event shall survive indefinitely.

(iii) [Intentionally omitted.]

(iv) the number of Common Shares covered by each May 2013 Minimum Warrant of such Proposed May 2013 Lender Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed May 2013 Lender Transferor, by the number of Common Shares that would have been covered by such May 2013 Minimum Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.6(f), and the Company shall notify such Proposed May 2013 Lender Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate May 2013 Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of May 2013 Minimum Warrants issued to such Proposed May 2013 Lender Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to Section 6.6(i)(iv)) covering the number of Common Shares covered by May 2013 Minimum Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed May 2013 Lender Transferor under Section 6.6(f). An Alternate May 2013 Warrant shall be a May 2013 Minimum Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a May 2013 Minimum Warrant from a May 2013 Harbinger Lender under Section 6.6(f); and

(vi) for greater clarity, the references to “Proposed May 2013 Lender Transferor” in this Section 6.6(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each May 2013 Harbinger Lender agrees that, during the May 2013 Lookback Period, it shall not exercise any May 2013 Minimum Warrant it holds with respect to more than:

(i) seventy-three percent (73%) of the securities comprising the aggregate number of all Lenders’ original Common Share Entitlements under the May 2013 Minimum Warrant as such May 2013 Minimum Warrant, in each case for the May 2013 Tranche in respect of which such May 2013 Minimum Warrant was issued (as adjusted pursuant to the terms of such May 2013 Minimum Warrant); multiplied by

(ii) the quotient obtained by dividing (A) the amount of such Harbinger Lender’s May 2013 Advance for the May 2013 Tranche in respect of which such May 2013 Minimum Warrant was issued, by (B) the amount of the May 2013 Advances made by all Harbinger Lenders for the May 2013 Tranche in respect of which such May 2013 Minimum Warrant was issued,

(the “Unreserved Lookback Amount”).

Any attempted exercise by such May 2013 Harbinger Lender of any portion of such May 2013 Minimum Warrant as relates to more than the Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

(k) Notwithstanding anything in this Agreement to the contrary, each May 2013 Lender agrees that it shall not be permitted to pledge or grant a Lien, or permit a Lien to exist, in respect of more than seventy-three percent (73%) of the May 2013 Common Shares issued to it in the Conversion (as adjusted or converted pursuant to events described in Section 6.6(l)). Any such pledge or Lien in contravention of this Section 6.6(k) shall be null and void ab initio. In addition to the legend required by Section 3.7, any and all certificates representing Securities that are subject to Pinnacle’s right to purchase under this Section 6.6 shall have endorsed thereon in bold type the following legend:

“The securities represented by this certificate are subject to an obligation on the part of the holder to transfer and assign good and marketable title to such securities free and clear of any pledges, liens, encumbrances, security interests or other charges in the event that certain parties to such Fourth Amended and Restated Shareholders Agreement exercise their right to purchase such securities in accordance with the terms and conditions of such Fourth Amended and Restated Shareholders Agreement.”

(l) If, at any time following the Conversion:

(i) the Company:

(A) subdivides (or redivides or changes) the Common Shares into a greater number of shares;

(B) consolidates (or reduces or combines) the Common Shares into a lesser number of shares; or

(C) issues Common Shares, or securities exchangeable for or convertible into Common Shares, to the outstanding Common Shares by way of stock dividend or other distribution,

the May 2013 Per Share Purchase Price shall be adjusted to equal the price determined by multiplying the May 2013 Per Share Purchase Price most recently in effect prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and the denominator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event). Upon any adjustment to the May 2013 Per Share Purchase Price pursuant to this Section 6.6(l)(i), the number of May 2013 Common Shares which are purchasable from a May 2013 Harbinger Lender pursuant to this Section 6.6 shall be adjusted by multiplying the number of May 2013 Common Shares that were purchasable under this Section 6.6 immediately prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event) and the denominator shall be the total number of Common Shares outstanding immediately prior to such event;

(ii) the May 2013 Common Shares shall be changed into the same or a different number of shares of any class or other securities or other property (including cash), whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares of stock dividend or other distribution provided for above, or a consolidation, merger or amalgamation or a sale of assets provided for below), then and in each such event, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.6 after the effective date of such event, will be entitled to receive in lieu of the number of May 2013 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such event if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of May 2013 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.6. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such event in the application of the provisions set forth in this Section 6.6(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.6 to the end that the provisions set forth in this Section 6.6 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.6;

(iii) there is a Reorganization, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.6 after the effective date of such Reorganization, will be entitled to receive in lieu of the number of May 2013 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which

Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of May 2013 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.6, recognizing that post-closing adjustments may be required. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such Reorganization in the application of the provisions set forth in this Section 6.6(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.6 to the end that the provisions set forth in this Section 6.6 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.6; and

(iv) in the case the Company takes any action affecting the Common Shares, other than any action described in this Section 6.6(l), which in the opinion of Pinnacle would materially affect the rights of Pinnacle under this Section 6.6, the number of May 2013 Common Shares to which Pinnacle will be entitled under this Section 6.6 will be adjusted in an equitable manner as agreed to by Pinnacle and Harbinger, both acting reasonably.

Section 6.7 Related Provisions.

(a) In case the Company shall propose (i) to pay any dividend, make any interest payment or other payment or distribution in respect of any Additional Backstop Warrants, Backstop Common Shares, May 2013 Minimum Warrants, May 2013 Common Shares, November 2013 Advances, November 2013 Warrants, November 2013 Common Shares, January 2014 Advances, January 2014 Warrants, January 2014 Common Shares, April 2014 Advances, April 2014 Warrants, April 2014 Common Shares or Common Shares, in cash or in any form other than additional Securities (excluding interest accruals contemplated by the November 2013 Loan Agreement, the January 2014 Loan Agreement and the April 2014 Loan Agreement), (ii) any repurchase, retirement, redemption, refinancing, exchange, conversion or other similar action with respect to any Additional Backstop Warrants, Backstop Common Shares, May 2013 Minimum Warrants, May 2013 Common Shares, November 2013 Advances, November 2013 Warrants, November 2013 Common Shares, January 2014 Advances, January 2014 Warrants, January 2014 Common Shares, April 2014 Advances, April 2014 Warrants, April 2014 Common Shares or Common Shares, (iii) to effect any reclassification or capital reorganization, (iv) to effect any consolidation, merger or sale, organic change, transfer or other disposition of all or substantially all of its property, assets or business, or (v) to effect the liquidation, dissolution or winding up of the Company, then in each such case, at least twenty (20) Business Days before such action, the Company shall deliver to Pinnacle a written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, interest or other payment or distribution or rights, or the date on which such repurchase, retirement, redemption, exchange, conversion or other similar action, refinancing, reclassification, reorganization, consolidation, merger, sale, organic change, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of any Additional Backstop Warrants, Backstop Common Shares, May 2013 Minimum Warrants, May 2013 Common Shares, November 2013 Advances,

November 2013 Warrants, November 2013 Common Shares, January 2014 Advances, January 2014 Warrants, January 2014 Common Shares, April 2014 Advances, April 2014 Warrants, April 2014 Common Shares or Common Shares, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on any Additional Backstop Warrants, Backstop Common Shares, May 2013 Minimum Warrants, May 2013 Common Shares, November 2013 Advances, November 2013 Warrants, November 2013 Common Shares, January 2014 Advances, January 2014 Warrants, January 2014 Common Shares, April 2014 Advances, April 2014 Warrants, April 2014 Common Shares or Common Shares.

(b) In case Harbinger or its Entity Affiliates shall propose to sell, transfer or otherwise dispose of all or a portion of its Additional Backstop Warrants, Backstop Common Shares, May 2013 Minimum Warrants, May 2013 Common Shares, November 2013 Advances, November 2013 Warrants, November 2013 Common Shares, January 2014 Advances, January 2014 Warrants, January 2014 Common Shares, April 2014 Advances, April 2014 Warrants or April 2014 Common Shares, then in each such case, at least twenty-five (25) Business Days before such action, Harbinger shall deliver to Pinnacle a written notice of such proposed action. This twenty-five (25) Business Day notice period shall run concurrently with the time periods set forth in the various Transfer related provisions set forth in Article 3.

(c) The Company shall take all such action as may reasonably be required to give effect to any purchase and assignment undertaken in accordance with Sections 6.5, 6.6, 6.9, 6.10, 6.11, 6.12, 6.13 or 6.14 of the relevant Additional Backstop Warrants, the Backstop Common Shares, the relevant May 2013 Minimum Warrants, the May 2013 Common Shares, the November 2013 Loan Agreement, the relevant November 2013 Warrants, the November 2013 Common Shares, the January 2014 Loan Agreement, the relevant January 2014 Warrants, the January 2014 Common Shares, the April 2014 Loan Agreement, the relevant April 2014 Warrants, and the April 2014 Common Shares.

(d) For purposes of clarity, Pinnacle’s right to acquire Backstop Assets, May 2013 Assets, November 2013 Assets, November 2013 Common Share Assets, January 2014 Assets, January 2014 Common Share Assets, April 2014 Assets, and April 2014 Common Share Assets from Harbinger and its Entity Affiliates shall be governed by Section 6.5, Section 6.6, Section 6.7, Section 6.9, Section 6.10, Section 6.11, Section 6.12, Section 6.13, Section 6.14 and not Section 6.2 of this Agreement.

Section 6.8 Management Top-Up. The Company acknowledges and agrees that, for the purposes of the exercise of the rights of directors and management of the Company contained in the letter agreement dated December 23, 2010, between the Company, Harbinger Capital Investments S.a.r.l, Blue Line ACDL, Inc. and Breakaway ACDL, Inc. (the “December 2010 Letter Agreement”), the term “New Warrants”, as used in the December 2010 Letter Agreement, shall refer only to the Original Backstop Warrants.

Section 6.9 November 2013 Loan Agreement Lookback Protection

(a) During the November 2013 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right to require each November 2013 Subscriber to assign to Pinnacle up to the November 2013 Proportionate Amount of all Unconverted November 2013 Advances made by, or for and on behalf of, such November 2013 Subscriber as calculated below:

(i) up to but not including the First November 2013 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to the Harbinger Agent, to require each November 2013 Subscriber to assign to Pinnacle up to the November 2013 Proportionate Amount of all Unconverted November 2013 Advances made by, or for and on behalf of, such November 2013 Subscriber; and

(ii) from the First November 2013 Anniversary up to and including the Third November 2013 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to the Harbinger Agent, to require each November 2013 Subscriber to assign to Pinnacle up to the Sliding Proportionate November 2013 Amount of all Unconverted November 2013 Advances made by, or for and on behalf of, such November 2013 Subscriber. For purposes of this subsection, the “Sliding Proportionate November 2013 Amount” means an amount determined by multiplying (A) the November 2013 Proportionate Amount by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate November 2013 Amount and (y) the Third November 2013 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the November 2013 Proportionate Amount in arriving at the Sliding Proportionate November 2013 Amount shall be referred to as the “Sliding November 2013 Adjustment”.

(b) Solely for purposes of this Section 6.9:

(i) the “November 2013 Proportionate Amount” applicable to an assignment to Pinnacle and its Entity Affiliates pursuant to this Section 6.9 of a portion of all Unconverted November 2013 Advances made by, or for and on behalf of, a November 2013 Subscriber shall equal:

(A) twenty-seven percent (27%), multiplied by

(B) the amount of all such Unconverted November 2013 Advances, net of any repayments or prepayments thereon.

(c) In the event of a sale, transfer or other disposition by a November 2013 Subscriber of all or any portion of the Unconverted November 2013 Advances, the November 2013 Warrants or all or any portion of its commitment under the November 2013 Loan Agreement to make a November 2013 Advance (the Unconverted November 2013 Advances, the November 2013 Warrants, such commitment under the November 2013 Loan Agreement to make a November 2013 Advance and any November 2013 PIK Securities are each referred to herein as a “November 2013 Asset” and, collectively, as the “November 2013 Assets”) to an unaffiliated third party which would cause such November 2013 Subscriber to hold less than twenty-seven percent (27%) of its original interest in any November 2013 Asset (the “Minimum November 2013 Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such November

2013 Subscriber hereunder, provided, however, only in respect of such portion of the percentage of the November 2013 Asset so acquired by the transferee as relates to the shortfall in such November 2013 Subscriber’s Minimum November 2013 Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a November 2013 Subscriber of all or any portion a November 2013 Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a November 2013 Subscriber hereunder related to the percentage of the November 2013 Asset so acquired; provided, further that the required assumption of the obligations of a November 2013 Subscriber under this Section 6.9(c) shall not apply in the case of a sale, transfer or other disposition by a November 2013 Subscriber to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.9(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a November 2013 Asset becomes subject to this Section 6.9(c) and assumes the obligations hereunder relating to such November 2013 Asset shall apply to successive sales, transfers and other dispositions of such November 2013 Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates purchasing a part of an Unconverted November 2013 Advance) to a November 2013 Subscriber for an assignment of a part of an Unconverted November 2013 Advance under this Section 6.9 shall be an amount equal to one hundred percent (100%) of the original principal amount of the portion of such Unconverted November 2013 Advance being assigned, net of any repayments or prepayments received by such November 2013 Subscriber as of immediately prior to the effective time of such assignment to Pinnacle or its Entity Affiliates. Such assignment shall exclude any and all accrued but unpaid interest on the original principal amount of such Unconverted November 2013 Advance so assigned up to (but not including) the date of such assignment, which excluded interest shall continue to be payable by the Company to that November 2013 Subscriber.

(e) The parties shall consummate such assignment (including the assignments of November 2013 Warrants contemplated by Section 6.9(f) and of November 2013 PIK Securities contemplated by Section 6.9(g)) by a November 2013 Subscriber to Pinnacle on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The assigning November 2013 Subscriber or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such assignment was effected, together with all information reasonably required by the Company to determine the appropriate future payments to be made by the Company to the assigning November 2013 Subscriber and Pinnacle in respect of such Unconverted November 2013 Advance.

(f) The right of Pinnacle (together with its Entity Affiliates) to require an assignment from each November 2013 Subscriber of a part of all Unconverted November 2013 Advances made by, or for and on behalf of, such November 2013 Subscriber pursuant to this Section 6.9 shall include the right of Pinnacle to acquire from each November 2013 Subscriber on the date of such assignment, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, the November 2013 Warrants issued to such November 2013 Subscriber covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by such November 2013 Warrant, in the aggregate, originally issued to such November 2013 Subscriber (as such number of Common Shares may be adjusted pursuant to the terms of such November 2013 Warrant), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the portion of the Unconverted November 2013 Advance(s) acquired by Pinnacle (and/or its Entity Affiliates) from such November 2013 Subscriber, divided by (2) the maximum portion of the Unconverted November 2013 Advances that Pinnacle (and its Entity Affiliates) are entitled to acquire from such November 2013 Subscriber pursuant to Section 6.9(a) as of the date of such assignment (and for the avoidance of doubt, Pinnacle and its Entity Affiliates shall remain entitled to acquire such November 2013 Warrants covering their full entitlement of Common Shares notwithstanding any repayment or prepayment of the associated Unconverted November 2013 Advance);

(iii) multiplied by the Sliding November 2013 Adjustment, if and as applicable;

provided, however, that, such November 2013 Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned November 2013 Warrants have been exercised by the relevant November 2013 Subscriber in part prior to such assignment, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned November 2013 Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any Unconverted November 2013 Advances or November 2013 Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of November 2013 Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.9(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase a part of an Unconverted November 2013 Advance together with a portion of the November 2013 Warrants under this Section 6.9 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of such Unconverted November 2013 Advance and associated November 2013 Warrants, at a purchase price and on the timing set forth below, all Securities (other than the November 2013 Warrants themselves, which shall be included in the assignment of such Unconverted November 2013 Advance and other than Common Shares issued upon exercise of the November 2013 Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such Unconverted November 2013 Advance or November 2013 Warrants as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (excluding interest (whether paid or accrued and unpaid) on such Unconverted November 2013 Advance up to (but not including) the date of such purchase by Pinnacle (or its Entity Affiliates)) since the time Harbinger and/or its Entity Affiliates made such Unconverted November 2013 Advance (the “November 2013 PIK Securities”).

(h) Pinnacle shall pay the consideration for November 2013 PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the November 2013 PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such November 2013 PIK Securities to an unaffiliated third party, or any other liquidity event involving such November 2013 PIK Securities in which cash is received in full satisfaction of such November 2013 PIK Securities (including, but not limited to, a redemption in full for cash of such November 2013 PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the Unconverted November 2013 Advances related to the November 2013 PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such Unconverted November 2013 Advances in which cash is received in full satisfaction of such November 2013 PIK Securities (including, but not limited to, a repayment in full for cash of such Unconverted November 2013 Advances by the Company and termination of any further obligation to lend with respect thereto); and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the November 2013 PIK Securities.

(i) Each November 2013 Subscriber agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any November 2013 Assets of such November 2013 Subscriber, to transfer and assign good and marketable title to the relevant November 2013 Assets held by such November 2013 Subscriber to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a November 2013 Subscriber is not able to assign good and marketable title to any relevant November 2013 Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such subscriber in such case, a “Proposed November 2013 Subscriber Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed November 2013 Subscriber Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire November 2013 Assets from such Proposed November 2013 Subscriber Transferor identified in such notice in accordance with Section 6.9(a) and Section 6.9(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.9:

(i) Pinnacle and/or its Entity Affiliates shall lend and the Company shall borrow from Pinnacle and/or its Entity Affiliates, on substantially the same terms and conditions as the Unconverted November 2013 Advance (including with respect to maturity, interest rate and other terms), a principal amount equal to the portion of the Payment Amount (as such term is defined in the November 2013 Loan Agreement) of the Unconverted November 2013 Advance that Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed November 2013 Subscriber Transferor (such loan, an “Alternate November 2013 Loan”), which shall be recorded as set forth in the November 2013 Loan Agreement and have the same effect as if Pinnacle or such Entity Affiliate had received an assignment of a portion of an Unconverted November 2013 Advance from the Proposed November 2013 Subscriber Transferor as the November 2013 Subscriber under Section 6.9(a);

(ii) the Company agrees to apply all the cash proceeds of the Alternate November 2013 Loan promptly to prepay to such Proposed November 2013 Subscriber Transferor its respective portion of such Unconverted November 2013 Advance that Pinnacle and/or its Entity Affiliates had intended to acquire from such Proposed November 2013 Subscriber Transferor;

(iii) the holder of an Alternate November 2013 Loan shall be entitled to its proportionate interest in all of the benefits and security afforded to the November 2013 Subscribers under and pursuant to the November 2013 Loan Agreement. The Company, Harbinger and each of Harbinger’s relevant Entity Affiliates agree to execute and deliver all instruments and agreements, and to consent to such registrations, as may be required in the opinion of Pinnacle, acting reasonably, to properly entitle Pinnacle to all of the rights it would otherwise have been entitled to receive as if the November 2013 Assets referable to the Unconverted November 2013 Advance, as replaced by the Alternate November 2013 Loan, were assigned to Pinnacle by such Proposed November 2013 Subscriber Transferor;

(iv) the number of Common Shares covered by the November 2013 Warrant of such Proposed November 2013 Subscriber Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed November 2013 Subscriber Transferor, by the number of Common Shares that would have been covered by such November 2013 Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.9(f), and the Company shall notify such Proposed November 2013 Subscriber Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate November 2013 Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of November 2013 Warrant issued to such Proposed November 2013 Subscriber Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to PNK Prepayments) covering the number of Common Shares covered by November 2013 Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed November 2013 Subscriber Transferor under Section 6.9(f). An Alternate November 2013 Warrant shall be a November 2013 Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a November 2013 Warrant from a November 2013 Subscriber under Section 6.9(f); and

(vi) for greater clarity, the references to “Proposed November 2013 Subscriber Transferor” in this Section 6.9(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each November 2013 Subscriber agrees that, during the November 2013 Lookback Period, it shall not exercise any November 2013 Warrant it holds with respect to more than:

(i) the number of such November 2013 Subscriber’s original Common Share Entitlement then exercisable under such November 2013 Warrant (as adjusted pursuant to the terms of such November 2013 Warrant); minus

(ii) the product of:

(A) twenty-seven percent (27%) of such November 2013 Subscriber’s original Common Share Entitlement then exercisable under such November 2013 Warrant (as adjusted pursuant to the terms of such November 2013 Warrant); multiplied by

(B) the Sliding November 2013 Adjustment, if and as applicable,

(the “November 2013 Unreserved Lookback Amount”).

Any attempted exercise by such November 2013 Subscriber of any portion of such November 2013 Warrant as relates to more than the November 2013 Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

For purposes of this Section 6.9, in the event that a November 2013 Subscriber assigns or transfers all or any portion of its commitment under the November 2013 Loan Agreement to make a November 2013 Advance (other than to Pinnacle), the assigning or transferring November 2013 Subscriber and the assignee or transferee of such commitment (other than Pinnacle) shall be treated as one and the same November 2013 Subscriber, including without limitation for purposes of the calculations contemplated by this Section 6.9 and for purposes of the obligation to transfer November 2013 Assets to Pinnacle should Pinnacle exercise its right to acquire November 2013 Assets as contemplated herein.

Section 6.10 January 2014 Loan Agreement Lookback Protection

(a) During the January 2014 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right to require each January 2014 Subscriber to assign to Pinnacle up to the January 2014 Proportionate Amount of all Unconverted January 2014 Advances made by, or for and on behalf of, such January 2014 Subscriber as calculated below:

(i) up to but not including the First January 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to the Harbinger Agent, to require each January 2014 Subscriber to assign to Pinnacle up to the January 2014 Proportionate Amount of all Unconverted January 2014 Advances made by, or for and on behalf of, such January 2014 Subscriber; and

(ii) from the First January 2014 Anniversary up to and including the Third January 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to the Harbinger Agent, to require each January 2014 Subscriber to assign to Pinnacle up to the Sliding Proportionate January 2014 Amount of all Unconverted January 2014 Advances made by, or for and on behalf of, such January 2014 Subscriber. For purposes of this subsection, the “Sliding Proportionate January 2014 Amount” means an amount determined by multiplying (A) the January 2014 Proportionate Amount by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate January 2014 Amount and (y) the Third January 2014 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the January 2014 Proportionate Amount in arriving at the Sliding Proportionate January 2014 Amount shall be referred to as the “Sliding January 2014 Adjustment”.

(b) Solely for purposes of this Section 6.10:

(i) the “January 2014 Proportionate Amount” applicable to an assignment to Pinnacle and its Entity Affiliates pursuant to this Section 6.10 of a portion of all Unconverted January 2014 Advances made by, or for and on behalf of, a January 2014 Subscriber shall equal:

(A) twenty-seven percent (27%), multiplied by

(B) the amount of all such Unconverted January 2014 Advances, net of any repayments or prepayments thereon.

(c) In the event of a sale, transfer or other disposition by a January 2014 Subscriber of all or any portion of the Unconverted January 2014 Advances, the January 2014 Warrants or all or any portion of its commitment under the January 2014 Loan Agreement to make a January 2014 Advance (the Unconverted January 2014 Advances, the January 2014 Warrants, such commitment under the January 2014 Loan Agreement to make a January 2014 Advance and any January 2014 PIK Securities are each referred to herein as a “January 2014 Asset” and, collectively, as the “January 2014 Assets”) to an unaffiliated third party which would cause such January 2014 Subscriber to hold less than twenty-seven percent (27%) of its original interest in any January 2014 Asset (the “Minimum January 2014 Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such January 2014 Subscriber hereunder, provided, however, only in respect of such portion of the percentage of the January 2014 Asset so acquired by the transferee as relates to the shortfall in such January 2014 Subscriber’s Minimum January 2014 Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a January 2014 Subscriber of all or any portion a January 2014 Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a January 2014 Subscriber hereunder related to the percentage of the January 2014 Asset so acquired; provided, further that the required assumption of the obligations of a January 2014 Subscriber under this Section 6.10(c) shall not apply in the case of a sale, transfer or other disposition by a January 2014 Subscriber to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this

Section 6.10(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a January 2014 Asset becomes subject to this Section 6.10(c) and assumes the obligations hereunder relating to such January 2014 Asset shall apply to successive sales, transfers and other dispositions of such January 2014 Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates purchasing a part of an Unconverted January 2014 Advance) to a January 2014 Subscriber for an assignment of a part of an Unconverted January 2014 Advance under this Section 6.10 shall be an amount equal to one hundred percent (100%) of the original principal amount of the portion of such Unconverted January 2014 Advance being assigned, net of any repayments or prepayments received by such January 2014 Subscriber as of immediately prior to the effective time of such assignment to Pinnacle or its Entity Affiliates. Such assignment shall exclude any and all accrued but unpaid interest on the original principal amount of such Unconverted January 2014 Advance so assigned up to (but not including) the date of such assignment, which excluded interest shall continue to be payable by the Company to that January 2014 Subscriber.

(e) The parties shall consummate such assignment (including the assignments of January 2014 Warrants contemplated by Section 6.10(f) and of January 2014 PIK Securities contemplated by Section 6.10(g)) by a January 2014 Subscriber to Pinnacle on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The assigning January 2014 Subscriber or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such assignment was effected, together with all information reasonably required by the Company to determine the appropriate future payments to be made by the Company to the assigning January 2014 Subscriber and Pinnacle in respect of such Unconverted January 2014 Advance.

(f) The right of Pinnacle (together with its Entity Affiliates) to require an assignment from each January 2014 Subscriber of a part of all Unconverted January 2014 Advances made by, or for and on behalf of, such January 2014 Subscriber pursuant to this Section 6.10 shall include the right of Pinnacle to acquire from each January 2014 Subscriber on the date of such assignment, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, the January 2014 Warrants issued to such January 2014 Subscriber covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by such January 2014 Warrant, in the aggregate, originally issued to such January 2014 Subscriber (as such number of Common Shares may be adjusted pursuant to the terms of such January 2014 Warrant), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the portion of the Unconverted January 2014 Advance(s) acquired by Pinnacle (and/or its Entity Affiliates) from such January 2014 Subscriber, divided by (2) the maximum portion of the Unconverted January 2014 Advances that Pinnacle (and its Entity Affiliates) are entitled to acquire from such January 2014

Subscriber pursuant to Section 6.10(a) as of the date of such assignment (and for the avoidance of doubt, Pinnacle and its Entity Affiliates shall remain entitled to acquire such January 2014 Warrants covering their full entitlement of Common Shares notwithstanding any repayment or prepayment of the associated Unconverted January 2014 Advance);

(iii) multiplied by the Sliding January 2014 Adjustment, if and as applicable;

provided, however, that, such January 2014 Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned January 2014 Warrants have been exercised by the relevant January 2014 Subscriber in part prior to such assignment, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned January 2014 Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any Unconverted January 2014 Advances or January 2014 Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of January 2014 Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.10(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase a part of an Unconverted January 2014 Advance together with a portion of the January 2014 Warrants under this Section 6.10 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of such Unconverted January 2014 Advance and associated January 2014 Warrants, at a purchase price and on the timing set forth below, all Securities (other than the January 2014 Warrants themselves, which shall be included in the assignment of such Unconverted January 2014 Advance and other than Common Shares issued upon exercise of the January 2014 Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such Unconverted January 2014 Advance or January 2014 Warrants as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (excluding interest (whether paid or accrued and unpaid) on such Unconverted January 2014 Advance up to (but not including) the date of such purchase by Pinnacle (or its Entity Affiliates)) since the time Harbinger and/or its Entity Affiliates made such Unconverted January 2014 Advance (the “January 2014 PIK Securities”).

(h) Pinnacle shall pay the consideration for January 2014 PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the January 2014 PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such January 2014 PIK Securities to an unaffiliated third party, or any other liquidity event involving such January 2014 PIK Securities in which cash is received in full satisfaction of such January 2014 PIK Securities (including, but not limited to, a redemption in full for cash of such January 2014 PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the Unconverted January 2014 Advances related to the January 2014 PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such Unconverted January 2014 Advances in which cash is received in full satisfaction of such January 2014 PIK Securities (including, but not limited to, a repayment in full for cash of such Unconverted January 2014 Advances by the Company and termination of any further obligation to lend with respect thereto); and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the January 2014 PIK Securities.

(i) Each January 2014 Subscriber agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any January 2014 Assets of such January 2014 Subscriber, to transfer and assign good and marketable title to the relevant January 2014 Assets held by such January 2014 Subscriber to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a January 2014 Subscriber is not able to assign good and marketable title to any relevant January 2014 Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such subscriber in such case, a “Proposed January 2014 Subscriber Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed January 2014 Subscriber Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire January 2014 Assets from such Proposed January 2014 Subscriber Transferor identified in such notice in accordance with Section 6.10(a) and Section 6.10(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.10:

(i) Pinnacle and/or its Entity Affiliates shall lend and the Company shall borrow from Pinnacle and/or its Entity Affiliates, on substantially the same terms and conditions as the Unconverted January 2014 Advance (including with respect to maturity, interest rate and other terms), a principal amount equal to the portion of the Payment Amount (as such term is defined in the January 2014 Loan Agreement) of the Unconverted January 2014 Advance that Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed January 2014 Subscriber Transferor (such loan, an “Alternate January 2014 Loan”), which shall be recorded as set forth in the January 2014 Loan Agreement and have the same effect as if Pinnacle or such Entity Affiliate had received an assignment of a portion of an Unconverted January 2014 Advance from the Proposed January 2014 Subscriber Transferor as the January 2014 Subscriber under Section 6.10(a);

(ii) the Company agrees to apply all the cash proceeds of the Alternate January 2014 Loan promptly to prepay to such Proposed January 2014 Subscriber Transferor its respective portion of such Unconverted January 2014 Advance that Pinnacle and/or its Entity Affiliates had intended to acquire from such Proposed January 2014 Subscriber Transferor;

(iii) the holder of an Alternate January 2014 Loan shall be entitled to its proportionate interest in all of the benefits and security afforded to the January 2014 Subscribers under and pursuant to the January 2014 Loan Agreement. The Company, Harbinger and each of Harbinger’s relevant Entity Affiliates agree to execute and deliver all instruments and agreements, and to consent to such registrations, as may be required in the opinion of Pinnacle, acting reasonably, to properly entitle Pinnacle to all of the rights it would otherwise have been entitled to receive as if the January 2014 Assets referable to the Unconverted January 2014 Advance, as replaced by the Alternate January 2014 Loan, were assigned to Pinnacle by such Proposed January 2014 Subscriber Transferor;

(iv) the number of Common Shares covered by the January 2014 Warrant of such Proposed January 2014 Subscriber Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed January 2014 Subscriber Transferor, by the number of Common Shares that would have been covered by such January 2014 Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.10(f), and the Company shall notify such Proposed January 2014 Subscriber Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate January 2014 Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of January 2014 Warrant issued to such Proposed January 2014 Subscriber Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to PNK Prepayments) covering the number of Common Shares covered by January 2014 Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed January 2014 Subscriber Transferor under Section 6.10(f). An Alternate January 2014 Warrant shall be a January 2014 Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a January 2014 Warrant from a January 2014 Subscriber under Section 6.10(f); and

(vi) for greater clarity, the references to “Proposed January 2014 Subscriber Transferor” in this Section 6.10(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each January 2014 Subscriber agrees that, during the January 2014 Lookback Period, it shall not exercise any January 2014 Warrant it holds with respect to more than:

(i) the number of such January 2014 Subscriber’s original Common Share Entitlement then exercisable under such January 2014 Warrant, for the January 2014 Tranche in respect of such issued January 2014 Warrant (as adjusted pursuant to the terms of such January 2014 Warrant); minus

(ii) the product of:

(A) twenty-seven percent (27%) of such January 2014 Subscriber’s original Common Share Entitlement then exercisable under such January 2014 Warrant, for the January 2014 Tranche in respect of such issued January 2014 Warrant (as adjusted pursuant to the terms of such January 2014 Warrant); multiplied by

(B) the Sliding January 2014 Adjustment, if and as applicable,

(the “January 2014 Unreserved Lookback Amount”).

Any attempted exercise by such January 2014 Subscriber of any portion of such January 2014 Warrant as relates to more than the January 2014 Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

For purposes of this Section 6.10, in the event that a January 2014 Subscriber assigns or transfers all or any portion of its commitment under the January 2014 Loan Agreement to make a January 2014 Advance (other than to Pinnacle), the assigning or transferring January 2014 Subscriber and the assignee or transferee of such commitment (other than Pinnacle) shall be treated as one and the same January 2014 Subscriber, including without limitation for purposes of the calculations contemplated by this Section 6.10 and for purposes of the obligation to transfer January 2014 Assets to Pinnacle should Pinnacle exercise its right to acquire January 2014 Assets as contemplated herein

Section 6.11 April 2014 Loan Agreement Lookback Protection.

(a) During the April 2014 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right to require each April 2014 Subscriber to assign to Pinnacle up to the April 2014 Proportionate Amount of all Unconverted April 2014 Advances made by, or for and on behalf of, such April 2014 Subscriber as calculated below:

(i) up to but not including the First April 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to the Harbinger Agent, to require each April 2014 Subscriber to assign to Pinnacle up to the April 2014 Proportionate Amount of all Unconverted April 2014 Advances made by, or for and on behalf of, such April 2014 Subscriber; and

(ii) from the First April 2014 Anniversary up to and including the Third April 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, by delivering written notice to the Harbinger Agent, to require each April 2014 Subscriber to assign to Pinnacle up to the Sliding Proportionate April 2014 Amount of all Unconverted April 2014 Advances made by, or for and on behalf of, such April 2014 Subscriber. For purposes of this subsection, the “Sliding Proportionate April 2014 Amount” means an amount determined by multiplying (A) the April 2014 Proportionate Amount by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate April 2014 Amount and (y) the Third April 2014 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the April 2014 Proportionate Amount in arriving at the Sliding Proportionate April 2014 Amount shall be referred to as the “Sliding April 2014 Adjustment”.

(b) Solely for purposes of this Section 6.11:

(i) the “April 2014 Proportionate Amount” applicable to an assignment to Pinnacle and its Entity Affiliates pursuant to this Section 6.11 of a portion of all Unconverted April 2014 Advances made by, or for and on behalf of, a April 2014 Subscriber shall equal:

(A) twenty-seven percent (27%), multiplied by

(B) the amount of all such Unconverted April 2014 Advances, net of any repayments or prepayments thereon.

(c) In the event of a sale, transfer or other disposition by a April 2014 Subscriber of all or any portion of the Unconverted April 2014 Advances, the April 2014 Warrants or all or any portion of its commitment under the April 2014 Loan Agreement to make a April 2014 Advance (the Unconverted April 2014 Advances, the April 2014 Warrants, such commitment under the April 2014 Loan Agreement to make a April 2014 Advance and any April 2014 PIK Securities are each referred to herein as a “April 2014 Asset” and, collectively, as the “April 2014 Assets”) to an unaffiliated third party which would cause such April 2014 Subscriber to hold less than twenty-seven percent (27%) of its original interest in any April 2014 Asset (the “Minimum April 2014 Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such April 2014 Subscriber hereunder, provided, however, only in respect of such portion of the percentage of the April 2014 Asset so acquired by the transferee as relates to the shortfall in such April 2014 Subscriber’s Minimum April 2014 Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a April 2014 Subscriber of all or any portion a April 2014 Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a April 2014 Subscriber hereunder related to the percentage of the April 2014 Asset so acquired; provided, further that the required assumption of the obligations of a April 2014 Subscriber under this Section 6.11(c) shall not apply in the case of a sale, transfer or other disposition by a April 2014 Subscriber to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.11(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a April 2014 Asset becomes subject to this Section 6.11(c) and assumes the obligations hereunder relating to such April 2014 Asset shall apply to successive sales, transfers and other dispositions of such April 2014 Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates purchasing a part of an Unconverted April 2014 Advance) to a April 2014 Subscriber for an assignment of a part of an Unconverted April 2014 Advance under this Section 6.11 shall be an amount equal to one hundred percent (100%) of the original principal amount of the portion of such Unconverted April 2014 Advance being assigned, net of any repayments or prepayments received by such Unconverted April 2014 Subscriber as of immediately prior to the effective time of such assignment to Pinnacle or its Entity Affiliates. Such assignment shall exclude any and all accrued but unpaid interest on the original principal amount of such April 2014 Advance so assigned up to (but not including) the date of such assignment, which excluded interest shall continue to be payable by the Company to that April 2014 Subscriber.

(e) The parties shall consummate such assignment (including the assignments of April 2014 Warrants contemplated by Section 6.11(f) and of April 2014 PIK Securities contemplated by Section 6.11(g)) by a April 2014 Subscriber to Pinnacle on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The assigning April 2014 Subscriber or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such assignment was effected, together with all information reasonably required by the Company to determine the appropriate future payments to be made by the Company to the assigning April 2014 Subscriber and Pinnacle in respect of such Unconverted April 2014 Advance.

(f) The right of Pinnacle (together with its Entity Affiliates) to require an assignment from each April 2014 Subscriber of a part of all April 2014 Advances made by, or for and on behalf of, such April 2014 Subscriber pursuant to this Section 6.11 shall include the right of Pinnacle to acquire from each April 2014 Subscriber on the date of such assignment, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, the April 2014 Warrants issued to such April 2014 Subscriber covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by such April 2014 Warrant, in the aggregate, originally issued to such April 2014 Subscriber (as such number of Common Shares may be adjusted pursuant to the terms of such April 2014 Warrant), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the portion of the Unconverted April 2014 Advance(s) acquired by Pinnacle (and/or its Entity Affiliates) from such April 2014 Subscriber, divided by (2) the maximum portion of the Unconverted April 2014 Advances that Pinnacle (and its Entity Affiliates) are entitled to acquire from such April 2014 Subscriber pursuant to Section 6.11(a) as of the date of such assignment (and for the avoidance of doubt, Pinnacle and its Entity Affiliates shall remain entitled to acquire such April 2014 Warrants covering their full entitlement of Common Shares notwithstanding any repayment or prepayment of the associated Unconverted April 2014 Advance);

(iii) multiplied by the Sliding April 2014 Adjustment, if and as applicable;

provided, however, that, such April 2014 Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned April 2014 Warrants have been exercised by the relevant April 2014 Subscriber in part prior to such assignment, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned April 2014 Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any Unconverted April 2014 Advances or April 2014 Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of April 2014 Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.11(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase a part of an Unconverted April 2014 Advance together with a portion of the April 2014 Warrants under this Section 6.11 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of such Unconverted April 2014 Advance and associated April 2014 Warrants, at a purchase price and on the timing set forth below, all Securities (other than the April 2014 Warrants themselves, which shall be included in the assignment of such Unconverted April 2014 Advance and other than Common Shares issued upon exercise of the April 2014 Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such Unconverted April 2014 Advance or April 2014 Warrants as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (excluding interest (whether paid or accrued and unpaid) on such Unconverted April 2014 Advance up to (but not including) the date of such purchase by Pinnacle (or its Entity Affiliates)) since the time Harbinger and/or its Entity Affiliates made such Unconverted April 2014 Advance (the “April 2014 PIK Securities”).

(h) Pinnacle shall pay the consideration for April 2014 PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the April 2014 PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such April 2014 PIK Securities to an unaffiliated third party, or any other liquidity event involving such April 2014 PIK Securities in which cash is received in full satisfaction of such April 2014 PIK Securities (including, but not limited to, a redemption in full for cash of such April 2014 PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the Unconverted April 2014 Advances related to the April 2014 PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such Unconverted April 2014 Advances in which cash is received in full satisfaction of such April 2014 PIK Securities (including, but not limited to, a repayment in full for cash of such Unconverted April 2014 Advances by the Company and termination of any further obligation to lend with respect thereto); and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the April 2014 PIK Securities.

(i) Each April 2014 Subscriber agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any April 2014 Assets of such April 2014 Subscriber, to transfer and assign good and marketable title to the relevant April 2014 Assets held by such April 2014 Subscriber to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a April 2014 Subscriber is not able to assign good and marketable title to any relevant April 2014 Asset to Pinnacle or its

Entity Affiliates free and clear of Liens (such subscriber in such case, a “Proposed April 2014 Subscriber Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed April 2014 Subscriber Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire April 2014 Assets from such Proposed April 2014 Subscriber Transferor identified in such notice in accordance with Section 6.11(a) and Section 6.11(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.11:

(i) Pinnacle and/or its Entity Affiliates shall lend and the Company shall borrow from Pinnacle and/or its Entity Affiliates, on substantially the same terms and conditions as the Unconverted April 2014 Advance (including with respect to maturity, interest rate and other terms), a principal amount equal to the portion of the Payment Amount (as such term is defined in the April 2014 Loan Agreement) of the Unconverted April 2014 Advance that Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed April 2014 Subscriber Transferor (such loan, an “Alternate April 2014 Loan”), which shall be recorded as set forth in the April 2014 Loan Agreement and have the same effect as if Pinnacle or such Entity Affiliate had received an assignment of a portion of an Unconverted April 2014 Advance from the Proposed April 2014 Subscriber Transferor as the April 2014 Subscriber under Section 6.11(a);

(ii) the Company agrees to apply all the cash proceeds of the Alternate April 2014 Loan promptly to prepay to such Proposed April 2014 Subscriber Transferor its respective portion of such Unconverted April 2014 Advance that Pinnacle and/or its Entity Affiliates had intended to acquire from such Proposed April 2014 Subscriber Transferor;

(iii) the holder of an Alternate April 2014 Loan shall be entitled to its proportionate interest in all of the benefits and security afforded to the April 2014 Subscribers under and pursuant to the April 2014 Loan Agreement. The Company, Harbinger and each of Harbinger’s relevant Entity Affiliates agree to execute and deliver all instruments and agreements, and to consent to such registrations, as may be required in the opinion of Pinnacle, acting reasonably, to properly entitle Pinnacle to all of the rights it would otherwise have been entitled to receive as if the April 2014 Assets referable to the Unconverted April 2014 Advance, as replaced by the Alternate April 2014 Loan, were assigned to Pinnacle by such Proposed April 2014 Subscriber Transferor;

(iv) the number of Common Shares covered by the April 2014 Warrant of such Proposed April 2014 Subscriber Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed April 2014 Subscriber Transferor, by the number of Common Shares that would have been covered by such April 2014 Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.11(f), and the Company shall notify such Proposed April 2014 Subscriber Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate April 2014 Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of April 2014 Warrant issued to such Proposed April 2014 Subscriber Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to PNK Prepayments) covering the number of Common Shares covered by April 2014 Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed April 2014 Subscriber Transferor under Section 6.11(f). An Alternate April 2014 Warrant shall be a April 2014 Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a April 2014 Warrant from a April 2014 Subscriber under Section 6.11(f); and

(vi) for greater clarity, the references to “Proposed April 2014 Subscriber Transferor” in this Section 6.11(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each April 2014 Subscriber agrees that, during the April 2014 Lookback Period, it shall not exercise any April 2014 Warrant it holds with respect to more than:

(i) the number of such April 2014 Subscriber’s original Common Share Entitlement then exercisable under such April 2014 Warrant (as adjusted pursuant to the terms of such April 2014 Warrant); minus

(ii) the product of:

(A) twenty-seven percent (27%) of such April 2014 Subscriber’s original Common Share Entitlement then exercisable under such April 2014 Warrant (as adjusted pursuant to the terms of such April 2014 Warrant); multiplied by

(B) the Sliding April 2014 Adjustment, if and as applicable,

(the “April 2014 Unreserved Lookback Amount”).

Any attempted exercise by such April 2014 Subscriber of any portion of such April 2014 Warrant as relates to more than the April 2014 Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

(k) For purposes of this Section 6.11, in the event that a April 2014 Subscriber assigns or transfers all or any portion of its commitment under the April 2014 Loan Agreement to make a April 2014 Advance (other than to Pinnacle), the assigning or transferring April 2014 Subscriber and the assignee or transferee of such commitment (other than Pinnacle) shall be treated as one and the same April 2014 Subscriber, including without limitation for purposes of the calculations contemplated by this Section 6.11 and for purposes of the obligation to transfer April 2014 Assets to Pinnacle should Pinnacle exercise its right to acquire April 2014 Assets as contemplated herein.

Section 6.12 November 2013 Common Share Lookback Protection.

(a) During the November 2013 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, to require each November 2013 Subscriber to sell to Pinnacle up to twenty-seven percent (27%) of the Common Shares into which the applicable portion, if any, of the principal amount of all November 2013 Advances (and accrued interest thereon) made by, or for and on behalf of, such November 2013 Subscriber was converted pursuant to the Conversion (such Common Shares are referred to as the “November 2013 Common Shares”), calculated as follows:

(i) up to but not including the First November 2013 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each November 2013 Subscriber to sell to Pinnacle up to twenty-seven percent (27%) of the November 2013 Common Shares; and

(ii) from the First November 2013 Anniversary up to and including the Third November 2013 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each November 2013 Subscriber to sell to Pinnacle up to the Sliding Proportionate November 2013 Percentage of the November 2013 Common Shares. For purposes of this subsection, the “Sliding Proportionate November 2013 Percentage” means with respect to the November 2013 Common Shares an amount determined by multiplying (A) twenty-seven percent (27%) by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate November 2013 Percentage of the November 2013 Common Shares and (y) the Third November 2013 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the twenty-seven percent (27%) in arriving at the Sliding Proportionate November 2013 Percentage shall be referred to as the “Sliding November 2013 Common Share Adjustment”.

(b) [Intentionally omitted.]

(c) In the event of a sale, transfer or other disposition by a November 2013 Subscriber of all or any portion of the November 2013 Common Shares or the November 2013 Warrants (the November 2013 Common Shares, the November 2013 Warrants and any November 2013 Common Share PIK Securities are each referred to herein as a “November 2013 Common Share Asset” and, collectively, as the “November 2013 Common Share Assets”) to an unaffiliated third party which would cause such November 2013 Subscriber to hold less than twenty-seven percent (27%) of its original interest in any November 2013 Common Share Asset (the “Minimum November 2013 Common Share Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such November 2013 Subscriber hereunder, provided, however, only in respect of such portion of the percentage of the November 2013 Common Share Asset so acquired by the transferee as relates to the shortfall in such November 2013 Subscriber’s Minimum November 2013 Common Share Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a November 2013 Subscriber of all or any portion a November 2013 Common Share Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a

November 2013 Subscriber hereunder related to the percentage of the November 2013 Common Share Asset so acquired; provided, further that the required assumption of the obligations of a November 2013 Subscriber under this Section 6.12(c) shall not apply in the case of a sale, transfer or other disposition by a November 2013 Subscriber to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.12(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a November 2013 Common Share Asset becomes subject to this Section 6.12(c) and assumes the obligations hereunder relating to such November 2013 Common Share Asset shall apply to successive sales, transfers and other dispositions of such November 2013 Common Share Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates) to a November 2013 Subscriber for a purchase of November 2013 Common Shares under this Section 6.12 shall be an amount equal to the Loan Conversion Price (as such term is defined in the November 2013 Loan Agreement) per November 2013 Common Share being purchased (the “November 2013 Per Share Purchase Price”), subject to adjustment pursuant to Section 6.12(l).

(e) The parties shall consummate such purchase by Pinnacle from a November 2013 Subscriber (including the assignments of November 2013 Warrants contemplated by Section 6.12(f) and of November 2013 Common Share PIK Securities contemplated by Section 6.12(g)) on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The selling November 2013 Subscriber or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such purchase was effected, together with all information reasonably required by the Company to register the transfer of the November 2013 Common Shares and November 2013 Warrants in the Company’s stock transfer and warrant transfer records.

(f) The right of Pinnacle (together with its Entity Affiliates) to purchase November 2013 Common Shares from a November 2013 Subscriber pursuant to this Section 6.12 shall include the right of Pinnacle to acquire from such November 2013 Subscriber on the date of such purchase, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, November 2013 Warrants covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by the November 2013 Warrants in the aggregate originally issued to such November 2013 Subscriber (as such number of Common Shares may be adjusted pursuant to the terms of such November 2013 Warrants), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the number of November 2013 Common Shares acquired by Pinnacle (and/or its Entity Affiliates) from such November 2013 Subscriber, divided by (2) the maximum number of November 2013 Common Shares that Pinnacle (and its Entity Affiliates) is entitled to acquire from such November 2013 Subscriber pursuant to Section 6.12(a) as of the date of such acquisition;

(iii) multiplied by the Sliding November 2013 Common Share Adjustment, if and as applicable;

provided, however, that, such November 2013 Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned November 2013 Warrants have been exercised in part prior to such acquisition, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned November 2013 Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any November 2013 Common Shares or November 2013 Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of November 2013 Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.12(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase November 2013 Common Shares together with a portion of the November 2013 Warrants under this Section 6.12 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of November 2013 Common Shares and associated November 2013 Warrants, at a purchase price and on the timing set forth below, all Securities (other than the November 2013 Warrants themselves, which shall be included in the purchase of such November 2013 Common Shares and other than Common Shares issued upon exercise of the November 2013 Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such November 2013 Common Shares or November 2013 Warrants (or the November 2013 Advances as to which such November 2013 Common Shares and November 2013 Warrants relate) as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (including interest, other than accrued interest converted pursuant to the November 2013 Loan Agreement on a November 2013 Advance) since the time Harbinger and/or its Entity Affiliates made such November 2013 Advance (the “November 2013 Common Share PIK Securities”).

(h) Pinnacle shall pay the consideration for November 2013 Common Share PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the November 2013 Common Share PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such November 2013 Common Share PIK Securities to an unaffiliated third party, or any other liquidity event involving such November 2013 Common Share PIK Securities in which cash is received in full satisfaction of such November 2013 Common Share PIK Securities (including, but not limited to, a redemption in full for cash of such November 2013 Common Share PIK Securities by the

Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the November 2013 Common Shares related to the November 2013 Common Share PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such November 2013 Common Shares in which cash is received in full satisfaction of such November 2013 Common Share PIK Securities; and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the November 2013 Common Share PIK Securities.

(i) Each November 2013 Subscriber agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any November 2013 Common Share Assets of such November 2013 Subscriber, to transfer and assign good and marketable title to the relevant November 2013 Common Share Assets held by such November 2013 Subscriber to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a November 2013 Subscriber is not able to assign good and marketable title to any relevant November 2013 Common Share Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such subscriber in such case, a “Proposed November 2013 Common Share Subscriber Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed November 2013 Common Share Subscriber Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire November 2013 Common Share Assets from such Proposed November 2013 Common Share Subscriber Transferor identified in such notice in accordance with Section 6.12(a) and Section 6.12(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.12:

(i) Pinnacle and its Entity Affiliates shall be entitled to purchase from the Company, and the Company agrees to issue to Pinnacle and its Entity Affiliates exercising such right, a number of Common Shares equal to a number of Common Shares (the “Alternate November 2013 Common Shares”) which, when added to the holdings of Equity Securities held by Pinnacle and its Entity Affiliates would result in Pinnacle and its Entity Affiliates holding, immediately following such issuance, a percentage of the outstanding Common Shares on a Fully Diluted Basis that they would have held had they been able to purchase November 2013 Common Shares from the Proposed November 2013 Common Share Subscriber Transferor under Section 6.12(a). Notwithstanding that the Company would be obligated to issue a greater number of Alternate November 2013 Common Shares under this provision given the resulting shortfall in the number of November 2013 Common Shares that Pinnacle or its Entity Affiliate should otherwise have been able to purchase from the Proposed November 2013 Common Share Subscriber Transferor, the aggregate purchase price payable to the Company by Pinnacle or its Entity Affiliate for the Alternate November 2013 Common Shares shall be equal to the aggregate purchase price that Pinnacle or its Entity Affiliate would have paid to the Proposed November 2013 Common Share Subscriber Transferor for the November 2013 Common Shares it sought to acquire.

(ii) Any Proposed November 2013 Common Share Subscriber Transferor shall deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) amounts that are sufficient to pay all required taxes arising in connection with the issuance of any shares pursuant to Section 6.12(i)(i) by the Company to Pinnacle or its Entity Affiliates (for purposes of this Section 6.12(i)(ii), an “Indemnified Event”). Such Proposed November 2013 Common Share Subscriber Transferor shall deliver such amounts to the Company within the time period that will allow the Company to remit such taxes within the time prescribed by Applicable Law (for purposes of this Section 6.12(i)(ii), the “Remittance Date”) and the Company shall remit such taxes to the relevant Governmental Authority forthwith upon receipt of such payment from such Proposed November 2013 Common Share Subscriber Transferor. The Company shall provide evidence of such remittance to the Proposed November 2013 Common Share Subscriber Transferor and to Pinnacle or its Entity Affiliates. In the event such Proposed November 2013 Common Share Subscriber Transferor fails to deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) the taxes owing by Pinnacle or its Entity Affiliates in connection with an Indemnified Event so that the Company may remit such taxes by the Remittance Date, any such Proposed November 2013 Common Share Subscriber Transferor agrees to indemnify and hold harmless Pinnacle and its Entity Affiliates and the Company from and against any taxes, penalties and interest, including any withholding taxes and penalties and interest thereon, (for purposes of this Section 6.12(i)(ii), “Taxes”) owing in connection with such Indemnified Event. Pinnacle’s and its Entity Affiliates’ and the Company’s right to commence any claim for indemnification for Taxes owing in connection with an Indemnified Event shall survive indefinitely.

(iii) [Intentionally omitted.]

(iv) the number of Common Shares covered by each November 2013 Warrant of such Proposed November 2013 Common Share Subscriber Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed November 2013 Common Share Subscriber Transferor, by the number of Common Shares that would have been covered by such November 2013 Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.12(f), and the Company shall notify such Proposed November 2013 Common Share Subscriber Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate November 2013 Common Share Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of November 2013 Warrants issued to such Proposed November 2013 Common Share Subscriber Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to Section 6.12(i)(iv)) covering the number of Common Shares covered by November 2013 Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed November 2013 Common Share Subscriber Transferor under Section 6.12(f). An Alternate November 2013 Common Share Warrant shall be a November 2013 Warrant for all purposes of this Agreement as if

Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a November 2013 Warrant from a November 2013 Subscriber under Section 6.12(f); and

(vi) for greater clarity, the references to “Proposed November 2013 Common Share Subscriber Transferor” in this Section 6.12(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each November 2013 Subscriber agrees that, during the November 2013 Lookback Period, it shall not exercise any November 2013 Warrant it holds with respect to more than:

(i) the number of such November 2013 Subscriber’s original Common Share Entitlement then exercisable under such November 2013 Warrant (as adjusted pursuant to the terms of such November 2013 Warrant); minus

(ii) the product of:

(A) twenty-seven percent (27%) of such November 2013 Subscriber’s original Common Share Entitlement then exercisable under such November 2013 Warrant (as adjusted pursuant to the terms of such November 2013 Warrant); multiplied by

(B) the Sliding November 2013 Common Share Adjustment, if and as applicable,

(the “November 2013 Common Share Unreserved Lookback Amount”).

Any attempted exercise by such November 2013 Subscriber of any portion of such November 2013 Warrant as relates to more than the November 2013 Common Share Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

(k) Notwithstanding anything in this Agreement to the contrary, each November 2013 Subscriber agrees that it shall not be permitted to pledge or grant a Lien, or permit a Lien to exist, in respect of more than seventy-three percent (73%) of the November 2013 Common Shares issued to it in the Conversion (as adjusted or converted pursuant to events described in Section 6.12(l)). Any such pledge or Lien in contravention of this Section 6.12(k) shall be null and void ab initio. In addition to the legend required by Section 3.7, any and all certificates representing Securities that are subject to Pinnacle’s right to purchase under this Section 6.12 shall have endorsed thereon in bold type the following legend:

“The securities represented by this certificate are subject to an obligation on the part of the holder to transfer and assign good and marketable title to such securities free and clear of any pledges, liens, encumbrances, security interests or other charges in the event that certain parties to such Fourth Amended and Restated Shareholders Agreement exercise their right to purchase such securities in accordance with the terms and conditions of such Fourth Amended and Restated Shareholders Agreement.”

(l) If, at any time following the Conversion:

(i) the Company:

(A) subdivides (or redivides or changes) the Common Shares into a greater number of shares;

(B) consolidates (or reduces or combines) the Common Shares into a lesser number of shares; or

(C) issues Common Shares, or securities exchangeable for or convertible into Common Shares, to the outstanding Common Shares by way of stock dividend or other distribution,

the November 2013 Per Share Purchase Price shall be adjusted to equal the price determined by multiplying the November 2013 Per Share Purchase Price most recently in effect prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and the denominator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event). Upon any adjustment to the November 2013 Per Share Purchase Price pursuant to this Section 6.12(l)(i), the number of November 2013 Common Shares which are purchasable from a November 2013 Subscriber pursuant to this Section 6.12 shall be adjusted by multiplying the number of November 2013 Common Shares that were purchasable under this Section 6.12 immediately prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event) and the denominator shall be the total number of Common Shares outstanding immediately prior to such event;

(ii) the November 2013 Common Shares shall be changed into the same or a different number of shares of any class or other securities or other property (including cash), whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares of stock dividend or other distribution provided for above, or a consolidation, merger or amalgamation or a sale of assets provided for below), then and in each such event, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.12 after the effective date of such event, will be entitled to receive in lieu of the number of November 2013 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such event if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of November 2013 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.12. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such event in the application of the provisions set forth in this Section 6.12(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.12 to the end that the provisions set forth in this Section 6.12 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.12;

(iii) there is a Reorganization, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.12 after the effective date of such Reorganization, will be entitled to receive in lieu of the number of November 2013 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of November 2013 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.12, recognizing that post-closing adjustments may be required. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such Reorganization in the application of the provisions set forth in this Section 6.12(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.12 to the end that the provisions set forth in this Section 6.12 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.12; and

(iv) in the case the Company takes any action affecting the Common Shares, other than any action described in this Section 6.12(l), which in the opinion of Pinnacle would materially affect the rights of Pinnacle under this Section 6.12, the number of November 2013 Common Shares to which Pinnacle will be entitled under this Section 6.12 will be adjusted in an equitable manner as agreed to by Pinnacle and Harbinger, both acting reasonably.

Section 6.13 January 2014 Common Share Lookback Protection.

(a) During the January 2014 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, to require each January 2014 Subscriber to sell to Pinnacle up to twenty-seven percent (27%) of the Common Shares into which the applicable portion, if any, of the principal amount of all January 2014 Advances (and accrued interest thereon) made by, or for and on behalf of, such January 2014 Subscriber was converted pursuant to the Conversion (such Common Shares are referred to as the “January 2014 Common Shares”), calculated as follows:

(i) up to but not including the First January 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each January 2014 Subscriber to sell to Pinnacle up to twenty-seven percent (27%) of the January 2014 Common Shares; and

(ii) from the First January 2014 Anniversary up to and including the Third January 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each January 2014 Subscriber to sell to Pinnacle up to the Sliding Proportionate January 2014 Percentage of the January 2014 Common. For purposes of this subsection, the “Sliding Proportionate January 2014 Percentage” means with respect to the January 2014 Common Shares an amount determined by multiplying (A) twenty-seven percent (27%) by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate January 2014 Percentage of the January 2014 Common Shares and (y) the Third January 2014 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the twenty-seven percent (27%) in arriving at the Sliding Proportionate January 2014 Percentage shall be referred to as the “Sliding January 2014 Common Share Adjustment”.

(b) [Intentionally omitted.]

(c) In the event of a sale, transfer or other disposition by a January 2014 Subscriber of all or any portion of the January 2014 Common Shares or the January 2014 Warrants (the January 2014 Common Shares, the January 2014 Warrants and any January 2014 Common Share PIK Securities are each referred to herein as a “January 2014 Common Share Asset” and, collectively, as the “January 2014 Common Share Assets”) to an unaffiliated third party which would cause such January 2014 Subscriber to hold less than twenty-seven percent (27%) of its original interest in any January 2014 Common Share Asset (the “Minimum January 2014 Common Share Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such January 2014 Subscriber hereunder, provided, however, only in respect of such portion of the percentage of the January 2014 Common Share Asset so acquired by the transferee as relates to the shortfall in such January 2014 Subscriber’s Minimum January 2014 Common Share Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a January 2014 Subscriber of all or any portion a January 2014 Common Share Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a January 2014 Subscriber hereunder related to the percentage of the January 2014 Common Share Asset so acquired; provided, further that the required assumption of the obligations of a January 2014 Subscriber under this Section 6.13(c) shall not apply in the case of a sale, transfer or other disposition by a January 2014 Subscriber to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.13(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a January 2014 Common Share Asset becomes subject to this Section 6.13(c) and assumes the obligations hereunder relating to such January 2014 Common Share

Asset shall apply to successive sales, transfers and other dispositions of such January 2014 Common Share Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates) to a January 2014 Subscriber for a purchase of January 2014 Common Shares under this Section 6.13 shall be an amount equal to the Loan Conversion Price (as such term is defined in the January 2014 Loan Agreement) per January 2014 Common Share being purchased (the “January 2014 Per Share Purchase Price”), subject to adjustment pursuant to Section 6.13(l).

(e) The parties shall consummate such purchase by Pinnacle from a January 2014 Subscriber (including the assignments of January 2014 Warrants contemplated by Section 6.13(f) and of January 2014 Common Share PIK Securities contemplated by Section 6.13(g)) on a Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The selling January 2014 Subscriber or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such purchase was effected, together with all information reasonably required by the Company to register the transfer of the January 2014 Common Shares and January 2014 Warrants in the Company’s stock transfer and warrant transfer records.

(f) The right of Pinnacle (together with its Entity Affiliates) to purchase January 2014 Common Shares from a January 2014 Subscriber pursuant to this Section 6.13 shall include the right of Pinnacle to acquire from such January 2014 Subscriber on the date of such purchase, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, January 2014 Warrants covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by the January 2014 Warrants in the aggregate originally issued to such January 2014 Subscriber (as such number of Common Shares may be adjusted pursuant to the terms of such January 2014 Warrants), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the number of January 2014 Common Shares acquired by Pinnacle (and/or its Entity Affiliates) from such January 2014 Subscriber, divided by (2) the maximum number of January 2014 Common Shares that Pinnacle (and its Entity Affiliates) is entitled to acquire from such January 2014 Subscriber pursuant to Section 6.13(a) as of the date of such acquisition;

(iii) multiplied by the Sliding January 2014 Common Share Adjustment, if and as applicable;

provided, however, that, such January 2014 Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned January 2014 Warrants have been exercised in part prior to such acquisition, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned January 2014 Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any January 2014 Common Shares or January 2014 Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of January 2014 Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.13(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase January 2014 Common Shares together with a portion of the January 2014 Warrants under this Section 6.13 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of January 2014 Common Shares and associated January 2014 Warrants, at a purchase price and on the timing set forth below, all Securities (other than the January 2014 Warrants themselves, which shall be included in the purchase of such January 2014 Common Shares and other than Common Shares issued upon exercise of the January 2014 Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such January 2014 Common Shares or January 2014 Warrants (or the January 2014 Advances as to which such January 2014 Common Shares and January 2014 Warrants relate) as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (including interest, other than accrued interest converted pursuant to the January 2014 Loan Agreement on a January 2014 Advance) since the time Harbinger and/or its Entity Affiliates made such January 2014 Advance (the “January 2014 Common Share PIK Securities”).

(h) Pinnacle shall pay the consideration for January 2014 Common Share PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the January 2014 Common Share PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such January 2014 Common Share PIK Securities to an unaffiliated third party, or any other liquidity event involving such January 2014 Common Share PIK Securities in which cash is received in full satisfaction of such January 2014 Common Share PIK Securities (including, but not limited to, a redemption in full for cash of such January 2014 Common Share PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the January 2014 Common Shares related to the January 2014 Common Share PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such January 2014 Common Shares in which cash is received in full satisfaction of such January 2014 Common Share PIK Securities; and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the January 2014 Common Share PIK Securities.

(i) Each January 2014 Subscriber agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any January 2014 Common Share Assets of such January 2014 Subscriber, to transfer and assign good and marketable title to the relevant January 2014 Common Share Assets held by such January 2014 Subscriber to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a January 2014 Subscriber is not able to assign good and marketable title to any relevant January 2014 Common Share Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such subscriber in such case, a “Proposed January 2014 Common Share Subscriber Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed January 2014 Common Share Subscriber Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire January 2014 Common Share Assets from such Proposed January 2014 Common Share Subscriber Transferor identified in such notice in accordance with Section 6.13(a) and Section 6.13(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.13:

(i) Pinnacle and its Entity Affiliates shall be entitled to purchase from the Company, and the Company agrees to issue to Pinnacle and its Entity Affiliates exercising such right, a number of Common Shares equal to a number of Common Shares (the “Alternate January 2014 Common Shares”) which, when added to the holdings of Equity Securities held by Pinnacle and its Entity Affiliates would result in Pinnacle and its Entity Affiliates holding, immediately following such issuance, a percentage of the outstanding Common Shares on a Fully Diluted Basis that they would have held had they been able to purchase January 2014 Common Shares from the Proposed January 2014 Common Share Subscriber Transferor under Section 6.13(a). Notwithstanding that the Company would be obligated to issue a greater number of Alternate January 2014 Common Shares under this provision given the resulting shortfall in the number of January 2014 Common Shares that Pinnacle or its Entity Affiliate should otherwise have been able to purchase from the Proposed January 2014 Common Share Subscriber Transferor, the aggregate purchase price payable to the Company by Pinnacle or its Entity Affiliate for the Alternate January 2014 Common Shares shall be equal to the aggregate purchase price that Pinnacle or its Entity Affiliate would have paid to the Proposed January 2014 Common Share Subscriber Transferor for the January 2014 Common Shares it sought to acquire.

(ii) Any Proposed January 2014 Common Share Subscriber Transferor shall deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) amounts that are sufficient to pay all required taxes arising in connection with the issuance of any shares pursuant to Section 6.13(i)(i) by the Company to Pinnacle or its Entity Affiliates (for purposes of this Section 6.13(i)(ii), an “Indemnified Event”). Such Proposed January 2014 Common Share Subscriber Transferor shall deliver such amounts to the Company within the time period that will allow the Company to remit such taxes within the time prescribed by Applicable Law (for purposes of this Section 6.13(i)(ii), the “Remittance Date”) and the Company shall remit such taxes to the relevant Governmental Authority forthwith upon receipt of such payment from such Proposed January 2014 Common Share Subscriber Transferor. The Company shall provide evidence of such remittance to the Proposed January 2014 Common Share Subscriber Transferor and to Pinnacle or its Entity Affiliates. In the event such Proposed January 2014 Common Share Subscriber

Transferor fails to deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) the taxes owing by Pinnacle or its Entity Affiliates in connection with an Indemnified Event so that the Company may remit such taxes by the Remittance Date, any such Proposed January 2014 Common Share Subscriber Transferor agrees to indemnify and hold harmless Pinnacle and its Entity Affiliates and the Company from and against any taxes, penalties and interest, including any withholding taxes and penalties and interest thereon, (for purposes of this Section 6.13(i)(ii), “Taxes”) owing in connection with such Indemnified Event. Pinnacle’s and its Entity Affiliates’ and the Company’s right to commence any claim for indemnification for Taxes owing in connection with an Indemnified Event shall survive indefinitely.

(iii) [Intentionally omitted.]

(iv) the number of Common Shares covered by each January 2014 Warrant of such Proposed January 2014 Common Share Subscriber Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed January 2014 Common Share Subscriber Transferor, by the number of Common Shares that would have been covered by such January 2014 Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.13(f), and the Company shall notify such Proposed January 2014 Common Share Subscriber Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate January 2014 Common Share Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of January 2014 Warrants issued to such Proposed January 2014 Common Share Subscriber Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to Section 6.13(i)(iv)) covering the number of Common Shares covered by January 2014 Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed January 2014 Common Share Subscriber Transferor under Section 6.13(f). An Alternate January 2014 Common Share Warrant shall be a January 2014 Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a January 2014 Warrant from a January 2014 Subscriber under Section 6.13(f); and

(vi) for greater clarity, the references to “Proposed January 2014 Common Share Subscriber Transferor” in this Section 6.13(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each January 2014 Subscriber agrees that, during the January 2014 Lookback Period, it shall not exercise any January 2014 Warrant it holds with respect to more than:

(i) the number of such January 2014 Subscriber’s original Common Share Entitlement then exercisable under such January 2014 Warrant, for the January 2014

Tranche in respect of such issued January 2014 Warrant (as adjusted pursuant to the terms of such January 2014 Warrant); minus

(ii) the product of:

(A) twenty-seven percent (27%) of such January 2014 Subscriber’s original Common Share Entitlement then exercisable under such January 2014 Warrant, for the January 2014 Tranche in respect of such issued January 2014 Warrant (as adjusted pursuant to the terms of such January 2014 Warrant); multiplied by

(B) the Sliding January 2014 Common Share Adjustment, if and as applicable,

(the “January 2014 Common Share Unreserved Lookback Amount”).

Any attempted exercise by such January 2014 Subscriber of any portion of such January 2014 Warrant as relates to more than the January 2014 Common Share Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

(k) Notwithstanding anything in this Agreement to the contrary, each January 2014 Subscriber agrees that it shall not be permitted to pledge or grant a Lien, or permit a Lien to exist, in respect of more than seventy-three percent (73%) of the January 2014 Common Shares issued to it in the Conversion (as adjusted or converted pursuant to events described in Section 6.13(l)). Any such pledge or Lien in contravention of this Section 6.13(k) shall be null and void ab initio. In addition to the legend required by Section 3.7, any and all certificates representing Securities that are subject to Pinnacle’s right to purchase under this Section 6.13 shall have endorsed thereon in bold type the following legend:

“The securities represented by this certificate are subject to an obligation on the part of the holder to transfer and assign good and marketable title to such securities free and clear of any pledges, liens, encumbrances, security interests or other charges in the event that certain parties to such Fourth Amended and Restated Shareholders Agreement exercise their right to purchase such securities in accordance with the terms and conditions of such Fourth Amended and Restated Shareholders Agreement.”

(l) If, at any time following the Conversion:

(i) the Company:

(A) subdivides (or redivides or changes) the Common Shares into a greater number of shares;

(B) consolidates (or reduces or combines) the Common Shares into a lesser number of shares; or

(C) issues Common Shares, or securities exchangeable for or convertible into Common Shares, to the outstanding Common Shares by way of stock dividend or other distribution,

the January 2014 Per Share Purchase Price shall be adjusted to equal the price determined by multiplying the January 2014 Per Share Purchase Price most recently in effect prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and the denominator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event). Upon any adjustment to the January 2014 Per Share Purchase Price pursuant to this Section 6.13(l)(i), the number of January 2014 Common Shares which are purchasable from a January 2014 Subscriber pursuant to this Section 6.13 shall be adjusted by multiplying the number of January 2014 Common Shares that were purchasable under this Section 6.13 immediately prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event) and the denominator shall be the total number of Common Shares outstanding immediately prior to such event;

(ii) the January 2014 Common Shares shall be changed into the same or a different number of shares of any class or other securities or other property (including cash), whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares of stock dividend or other distribution provided for above, or a consolidation, merger or amalgamation or a sale of assets provided for below), then and in each such event, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.13 after the effective date of such event, will be entitled to receive in lieu of the number of January 2014 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such event if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of January 2014 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.13. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such event in the application of the provisions set forth in this Section 6.13(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.13 to the end that the provisions set forth in this Section 6.13 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.13;

(iii) there is a Reorganization, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.13 after the effective date of such Reorganization, will be entitled to receive in lieu of the number of January 2014 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of January 2014 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.13, recognizing that post-closing adjustments may be required. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such Reorganization in the application of the provisions set forth in this Section 6.13(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.13 to the end that the provisions set forth in this Section 6.13 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.13; and

(iv) in the case the Company takes any action affecting the Common Shares, other than any action described in this Section 6.13(l), which in the opinion of Pinnacle would materially affect the rights of Pinnacle under this Section 6.13, the number of January 2014 Common Shares to which Pinnacle will be entitled under this Section 6.13 will be adjusted in an equitable manner as agreed to by Pinnacle and Harbinger, both acting reasonably.

Section 6.14 April 2014 Common Share Lookback Protection.

(a) During the April 2014 Lookback Period, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, to require each April 2014 Subscriber to sell to Pinnacle up to twenty-seven percent (27%) of the Common Shares into which the applicable portion, if any, of the principal amount of all April 2014 Advances (and accrued interest thereon) made by, or for and on behalf of, such April 2014 Subscriber was converted pursuant to the Conversion (such Common Shares are referred to as the “April 2014 Common Shares”), calculated as follows:

(i) up to but not including the First April 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each April 2014 Subscriber to sell to Pinnacle up to twenty-seven percent (27%) of the April 2014 Common Shares; and

(ii) from the First April 2014 Anniversary up to and including the Third April 2014 Anniversary, Pinnacle (together with its Entity Affiliates) shall have the right, exercisable from time to time, by delivering written notice to the Harbinger Agent, to require each April 2014 Subscriber to sell to Pinnacle up to the Sliding Proportionate April 2014 Percentage of the April 2014 Common Shares. For purposes of this subsection, the “Sliding Proportionate April 2014 Percentage” means with respect to the

April 2014 Common Shares an amount determined by multiplying (A) twenty-seven percent (27%) by (B) the quotient obtained by dividing (1) the total number of days between (and including) (x) the date of exercise of Pinnacle’s right to purchase the Sliding Proportionate April 2014 Percentage of the April 2014 Common Shares and (y) the Third April 2014 Anniversary, by (2) seven hundred and thirty (730). Such adjustment to the twenty-seven percent (27%) in arriving at the Sliding Proportionate April 2014 Percentage shall be referred to as the “Sliding April 2014 Common Share Adjustment”.

(b) [Intentionally omitted.]

(c) In the event of a sale, transfer or other disposition by a April 2014 Subscriber of all or any portion of the April 2014 Common Shares or the April 2014 Warrants (the April 2014 Common Shares, the April 2014 Warrants and any April 2014 Common Share PIK Securities are each referred to herein as a “April 2014 Common Share Asset” and, collectively, as the “April 2014 Common Share Assets”) to an unaffiliated third party which would cause such April 2014 Subscriber to hold less than twenty-seven percent (27%) of its original interest in any April 2014 Common Share Asset (the “Minimum April 2014 Common Share Retained Original Interest”), such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of such April 2014 Subscriber hereunder, provided, however, only in respect of such portion of the percentage of the April 2014 Common Share Asset so acquired by the transferee as relates to the shortfall in such April 2014 Subscriber’s Minimum April 2014 Common Share Retained Original Interest; provided, however that in the event of a sale, transfer or other disposition by a April 2014 Subscriber of all or any portion a April 2014 Common Share Asset to Harbinger or any of its Entity Affiliates, such transferee shall, as a condition to the completion of such sale, transfer or other disposition, assume the obligations of a April 2014 Subscriber hereunder related to the percentage of the April 2014 Common Share Asset so acquired; provided, further that the required assumption of the obligations of a April 2014 Subscriber under this Section 6.14(c) shall not apply in the case of a sale, transfer or other disposition by a April 2014 Subscriber to Pinnacle or its Entity Affiliates. An assumption of the obligations by a transferee as set forth in and required by this Section 6.14(c) shall be in writing in a form reasonably satisfactory to Pinnacle. For the avoidance of doubt, the obligation of a transferor to ensure that a transferee of a April 2014 Common Share Asset becomes subject to this Section 6.14(c) and assumes the obligations hereunder relating to such April 2014 Common Share Asset shall apply to successive sales, transfers and other dispositions of such April 2014 Common Share Asset and to subsequent transferors and transferees thereof, except in the case of a transfer to Pinnacle or its Entity Affiliates.

(d) The purchase price payable by Pinnacle (or its Entity Affiliates) to an April 2014 Subscriber for a purchase of April 2014 Common Shares under this Section 6.14 shall be an amount equal to the Loan Conversion Price (as such term is defined in the April 2014 Loan Agreement) per April 2014 Common Share being purchased (the “April 2014 Per Share Purchase Price”), subject to adjustment pursuant to Section 6.14(l).

(e) The parties shall consummate such purchase by Pinnacle from a April 2014 Subscriber (including the assignments of April 2014 Warrants contemplated by Section 6.14(f) and of April 2014 Common Share PIK Securities contemplated by Section 6.14(g)) on a

Business Day within fifteen (15) Business Days of the giving of such written notice of exercise by Pinnacle to the Harbinger Agent. The selling April 2014 Subscriber or Pinnacle shall deliver to the Company the fully executed document(s) pursuant to which such purchase was effected, together with all information reasonably required by the Company to register the transfer of the April 2014 Common Shares and April 2014 Warrants in the Company’s stock transfer and warrant transfer records.

(f) The right of Pinnacle (together with its Entity Affiliates) to purchase April 2014 Common Shares from a April 2014 Subscriber pursuant to this Section 6.14 shall include the right of Pinnacle to acquire from such April 2014 Subscriber on the date of such purchase, at no additional cost to Pinnacle, subject to compliance with Applicable Laws, April 2014 Warrants covering the number of Common Shares equal to:

(i) (A) the number of Common Shares covered by the April 2014 Warrants in the aggregate originally issued to such April 2014 Subscriber (as such number of Common Shares may be adjusted pursuant to the terms of such April 2014 Warrants), multiplied by

(B) twenty-seven percent (27%);

(ii) multiplied by (1) the number of April 2014 Common Shares acquired by Pinnacle (and/or its Entity Affiliates) from such April 2014 Subscriber, divided by (2) the maximum number of April 2014 Common Shares that Pinnacle (and its Entity Affiliates) is entitled to acquire from such April 2014 Subscriber pursuant to Section 6.14(a) as of the date of such acquisition;

(iii) multiplied by the Sliding April 2014 Common Share Adjustment, if and as applicable;

provided, however, that, such April 2014 Warrants shall be assigned to Pinnacle and/or its Entity Affiliates notwithstanding that such assigned April 2014 Warrants have been exercised in part prior to such acquisition, and Pinnacle and/or its Entity Affiliates shall have the benefit of all remaining rights of such assigned April 2014 Warrants.

For the avoidance of doubt, any sales, transfers or other dispositions by Harbinger of any April 2014 Common Shares or April 2014 Warrants to any Persons other than Pinnacle and its Entity Affiliates shall not reduce the amount of April 2014 Warrants that Pinnacle or its Entity Affiliates are entitled to acquire pursuant to this Section 6.14(f).

(g) The right of Pinnacle (together with its Entity Affiliates) to purchase April 2014 Common Shares together with a portion of the April 2014 Warrants under this Section 6.14 shall include the right of Pinnacle (together with its Entity Affiliates) to acquire from Harbinger and its Entity Affiliates, at the time of its purchase of a portion of April 2014 Common Shares and associated April 2014 Warrants, at a purchase price and on the timing set forth below, all Securities (other than the April 2014 Warrants themselves, which shall be included in the purchase of such April 2014 Common Shares and other than Common Shares issued upon exercise of the April 2014 Warrants not in contravention of the terms of this Agreement) received by, or accrued in favour of, Harbinger and its Entity Affiliates in respect of such April 2014 Common Shares or April 2014 Warrants (or the April 2014 Advances as to which such April

2014 Common Shares and April 2014 Warrants relate) as dividends (including, without limitation, accrued but undeclared dividends) or other payments or distributions (including interest, other than accrued interest converted pursuant to the April 2014 Loan Agreement on a April 2014 Advance) since the time Harbinger and/or its Entity Affiliates made such April 2014 Advance (the “April 2014 Common Share PIK Securities”).

(h) Pinnacle shall pay the consideration for April 2014 Common Share PIK Securities by issuing one or more promissory notes to Harbinger or its applicable Entity Affiliate:

(i) with an aggregate principal amount equal to the value of the April 2014 Common Share PIK Securities;

(ii) bearing no interest;

(iii) with the term (with payment in full being due on the last day of the term) being a period of time equal to the earliest to occur of (A) five (5) years, (B) a bona fide sale by Pinnacle of such April 2014 Common Share PIK Securities to an unaffiliated third party, or any other liquidity event involving such April 2014 Common Share PIK Securities in which cash is received in full satisfaction of such April 2014 Common Share PIK Securities (including, but not limited to, a redemption in full for cash of such April 2014 Common Share PIK Securities by the Company), or (C) a bona fide sale by Harbinger or its Entity Affiliates of all, but not less than all, of the April 2014 Common Shares related to the April 2014 Common Share PIK Securities by Harbinger or its Entity Affiliates to an unaffiliated third party, or any other liquidity event involving such April 2014 Common Shares in which cash is received in full satisfaction of such April 2014 Common Share PIK Securities; and

(iv) which shall be secured by a first priority security interest, in form and substance reasonably satisfactory to Harbinger, in the April 2014 Common Share PIK Securities.

(i) Each April 2014 Subscriber agrees, upon any exercise by Pinnacle or its Entity Affiliates of their right to acquire any April 2014 Common Share Assets of such April 2014 Subscriber, to transfer and assign good and marketable title to the relevant April 2014 Common Share Assets held by such April 2014 Subscriber to Pinnacle or its Entity Affiliates free and clear of any Liens. In the event that upon such exercise, in Pinnacle’s reasonable determination, a April 2014 Subscriber is not able to assign good and marketable title to any relevant April 2014 Common Share Asset to Pinnacle or its Entity Affiliates free and clear of Liens (such subscriber in such case, a “Proposed April 2014 Common Share Subscriber Transferor”), then in addition to all other remedies at law and/or in equity that Pinnacle and/or its Entity Affiliates may have against such Proposed April 2014 Common Share Subscriber Transferor, upon Pinnacle’s written notice to the Company (which notice shall state that Pinnacle had attempted to acquire April 2014 Common Share Assets from such Proposed April 2014 Common Share Subscriber Transferor identified in such notice in accordance with Section 6.14(a) and Section 6.14(f)), the following transactions shall be consummated so as to afford Pinnacle, to the maximum extent possible, the full benefit of its rights under Section 6.14:

(i) Pinnacle and its Entity Affiliates shall be entitled to purchase from the Company, and the Company agrees to issue to Pinnacle and its Entity Affiliates exercising such right, a number of Common Shares equal to a number of Common Shares (the “Alternate April 2014 Common Shares”) which, when added to the holdings of Equity Securities held by Pinnacle and its Entity Affiliates would result in Pinnacle and its Entity Affiliates holding, immediately following such issuance, a percentage of the outstanding Common Shares on a Fully Diluted Basis that they would have held had they been able to purchase April 2014 Common Shares from the Proposed April 2014 Common Share Subscriber Transferor under Section 6.14(a). Notwithstanding that the Company would be obligated to issue a greater number of Alternate April 2014 Common Shares under this provision given the resulting shortfall in the number of April 2014 Common Shares that Pinnacle or its Entity Affiliate should otherwise have been able to purchase from the Proposed April 2014 Common Share Subscriber Transferor, the aggregate purchase price payable to the Company by Pinnacle or its Entity Affiliate for the Alternate April 2014 Common Shares shall be equal to the aggregate purchase price that Pinnacle or its Entity Affiliate would have paid to the Proposed April 2014 Common Share Subscriber Transferor for the April 2014 Common Shares it sought to acquire.

(ii) Any Proposed April 2014 Common Share Subscriber Transferor shall deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) amounts that are sufficient to pay all required taxes arising in connection with the issuance of any shares pursuant to Section 6.14(i)(i) by the Company to Pinnacle or its Entity Affiliates (for purposes of this Section 6.14(i)(ii), an “Indemnified Event”). Such Proposed April 2014 Common Share Subscriber Transferor shall deliver such amounts to the Company within the time period that will allow the Company to remit such taxes within the time prescribed by Applicable Law (for purposes of this Section 6.14(i)(ii), the “Remittance Date”) and the Company shall remit such taxes to the relevant Governmental Authority forthwith upon receipt of such payment from such Proposed April 2014 Common Share Subscriber Transferor. The Company shall provide evidence of such remittance to the Proposed April 2014 Common Share Subscriber Transferor and to Pinnacle or its Entity Affiliates. In the event such Proposed April 2014 Common Share Subscriber Transferor fails to deliver to the Company (on behalf of Pinnacle and its Entity Affiliates, as applicable) the taxes owing by Pinnacle or its Entity Affiliates in connection with an Indemnified Event so that the Company may remit such taxes by the Remittance Date, any such Proposed April 2014 Common Share Subscriber Transferor agrees to indemnify and hold harmless Pinnacle and its Entity Affiliates and the Company from and against any taxes, penalties and interest, including any withholding taxes and penalties and interest thereon, (for purposes of this Section 6.14(i)(ii), “Taxes”) owing in connection with such Indemnified Event. Pinnacle’s and its Entity Affiliates’ and the Company’s right to commence any claim for indemnification for Taxes owing in connection with an Indemnified Event shall survive indefinitely.

(iii) [Intentionally omitted.]

(iv) the number of Common Shares covered by each April 2014 Warrant of such Proposed April 2014 Common Share Subscriber Transferor shall be automatically reduced, and without requirement of any action on the part of such Proposed April 2014

Common Share Subscriber Transferor, by the number of Common Shares that would have been covered by such April 2014 Warrant (or portion thereof) assigned to Pinnacle and/or its Entity Affiliates pursuant to Section 6.14(f), and the Company shall notify such Proposed April 2014 Common Share Subscriber Transferor of the calculation of such reduction, which calculation shall be conclusive absent manifest error;

(v) the Company agrees to and shall issue a warrant or warrants (each, an “Alternate April 2014 Common Share Warrant”) to Pinnacle or its Entity Affiliates, in form and substance substantially identical to the form of April 2014 Warrants issued to such Proposed April 2014 Common Share Subscriber Transferor (excluding any of the provisions as shall not be applicable to Pinnacle and its Entity Affiliates including, without limitation, any restriction on exercise and any automatic reduction in the shares covered by such warrant relating to Section 6.14(i)(iv)) covering the number of Common Shares covered by April 2014 Warrants Pinnacle and/or its Entity Affiliates sought to acquire from such Proposed April 2014 Common Share Subscriber Transferor under Section 6.14(f). An Alternate April 2014 Common Share Warrant shall be a April 2014 Warrant for all purposes of this Agreement as if Pinnacle or such Entity Affiliate had received an assignment of all or a portion of a April 2014 Warrant from a April 2014 Subscriber under Section 6.14(f); and

(vi) for greater clarity, the references to “Proposed April 2014 Common Share Subscriber Transferor” in this Section 6.14(i) shall not include Pinnacle and/or its Entity Affiliates.

(j) Each April 2014 Subscriber agrees that, during the April 2014 Lookback Period, it shall not exercise any April 2014 Warrant it holds with respect to more than:

(i) the number of such April 2014 Subscriber’s original Common Share Entitlement then exercisable under such April 2014 Warrant (as adjusted pursuant to the terms of such April 2014 Warrant); minus

(ii) the product of:

(A) twenty-seven percent (27%) of such April 2014 Subscriber’s original Common Share Entitlement then exercisable under such April 2014 Warrant (as adjusted pursuant to the terms of such April 2014 Warrant); multiplied by

(B) the Sliding April 2014 Common Share Adjustment, if and as applicable,

(the “April 2014 Common Share Unreserved Lookback Amount”).

Any attempted exercise by such April 2014 Subscriber of any portion of such April 2014 Warrant as relates to more than the April 2014 Common Share Unreserved Lookback Amount shall be null and void, of no force or effect whatsoever, and shall not be honoured by the Company.

(k) Notwithstanding anything in this Agreement to the contrary, each April 2014 Subscriber agrees that it shall not be permitted to pledge or grant a Lien, or permit a Lien to exist, in respect of more than seventy-three percent (73%) of the April 2014 Common Shares issued to it in the Conversion (as adjusted or converted pursuant to events described in Section 6.14(l)). Any such pledge or Lien in contravention of this Section 6.14(k) shall be null and void ab initio. In addition to the legend required by Section 3.7, any and all certificates representing Securities that are subject to Pinnacle’s right to purchase under this Section 6.14 shall have endorsed thereon in bold type the following legend:

“The securities represented by this certificate are subject to an obligation on the part of the holder to transfer and assign good and marketable title to such securities free and clear of any pledges, liens, encumbrances, security interests or other charges in the event that certain parties to such Fourth Amended and Restated Shareholders Agreement exercise their right to purchase such securities in accordance with the terms and conditions of such Fourth Amended and Restated Shareholders Agreement.”

(l) If, at any time following the Conversion:

(i) the Company:

(A) subdivides (or redivides or changes) the Common Shares into a greater number of shares;

(B) consolidates (or reduces or combines) the Common Shares into a lesser number of shares; or

(C) issues Common Shares, or securities exchangeable for or convertible into Common Shares, to the outstanding Common Shares by way of stock dividend or other distribution,

the April 2014 Per Share Purchase Price shall be adjusted to equal the price determined by multiplying the April 2014 Per Share Purchase Price most recently in effect prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and the denominator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event). Upon any adjustment to the April 2014 Per Share Purchase Price pursuant to this Section 6.14(l)(i), the number of April 2014 Common Shares which are purchasable from a April 2014 Subscriber pursuant to this Section 6.14 shall be adjusted by multiplying the number of April 2014 Common Shares that were purchasable under this Section 6.14 immediately prior to such event by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such event (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares immediately after such event) and the denominator shall be the total number of Common Shares outstanding immediately prior to such event;

(ii) the April 2014 Common Shares shall be changed into the same or a different number of shares of any class or other securities or other property (including cash), whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or consolidation of shares of stock dividend or other distribution provided for above, or a consolidation, merger or amalgamation or a sale of assets provided for below), then and in each such event, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.14 after the effective date of such event, will be entitled to receive in lieu of the number of April 2014 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such event if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of April 2014 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.14. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such event in the application of the provisions set forth in this Section 6.14(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.14 to the end that the provisions set forth in this Section 6.14 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.14;

(iii) there is a Reorganization, Pinnacle or any of its Entity Affiliates, upon exercising its rights under this Section 6.14 after the effective date of such Reorganization, will be entitled to receive in lieu of the number of April 2014 Common Shares to which Pinnacle or its Entity Affiliates were theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property (including cash) which Pinnacle or such Entity Affiliate would have been entitled to receive as a result of such Reorganization if, on the effective date thereof, Pinnacle or such Entity Affiliate had been the registered holder of the number of April 2014 Common Shares to which Pinnacle or such Entity Affiliate was theretofore entitled upon exercise of its rights under this Section 6.14, recognizing that post-closing adjustments may be required. The parties agree, acting reasonably, to make appropriate adjustments as a result of any such Reorganization in the application of the provisions set forth in this Section 6.14(l) with respect to the rights and interests thereafter of Pinnacle and its Entity Affiliates under this Section 6.14 to the end that the provisions set forth in this Section 6.14 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of Pinnacle’s and its Entity Affiliates’ rights under this Section 6.14; and

(iv) in the case the Company takes any action affecting the Common Shares, other than any action described in this Section 6.14(l), which in the opinion of Pinnacle would materially affect the rights of Pinnacle under this Section 6.14, the number of

April 2014 Common Shares to which Pinnacle will be entitled under this Section 6.14 will be adjusted in an equitable manner as agreed to by Pinnacle and Harbinger, both acting reasonably.

ARTICLE 7

DEFINITIONS AND INTERPRETATION

Section 7.1 Certain Definitions.

“Add-On Securities” has the meaning set forth in Section 4.1(a)(i)(B).

“Additional Backstop Entitlement” has the meaning set forth in each Additional Backstop Warrant and each Alternate Backstop Warrant, as applicable.

“Additional Backstop Warrants” means the Harbinger Additional Backstop Warrants, the Blue Line Additional Backstop Warrants and the Breakaway Additional Backstop Warrants, and, if issued, the Alternate Backstop Warrants.

“Adjusted Majority Party Pro Rata Tag-Along Portion” has the meaning set forth in Section 3.2(b)(i).

“Administrative Services Agreement” means, to the extent executed and delivered, the Administrative Services Agreement to be negotiated and entered into pursuant to the Term Sheet dated as of August 28, 2012, between the Company and PNK Development 31, LLC, among others.

“Affected Party” has the meaning set forth in Section 3.1(a)(iii)(B).

“Affected Party U.S. Cure Period” has the meaning set forth in Section 3.1(a)(iii)(B)(1).

“Affected Party U.S. Sale Period” has the meaning set forth in Section 3.1(a)(iii)(C)(2).

“Affiliate” means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be. For the purposes of this definition, the term “control” when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling,” and “controlled” have meanings correlative of the foregoing.

“Agreement” has the meaning set forth in the preamble, as this Agreement may be amended or supplement from time to time.

“Alternate April Common Shares” has the meaning set forth in Section 6.14(i)(i).

“Alternate April Common Share Warrant” has the meaning set forth in Section 6.14(i)(v).

“Alternate April 2014 Loan” has the meaning set forth in Section 6.11(i)(i).

“Alternate April 2014 Warrant” has the meaning set forth in Section 6.11(i)(v).

“Alternate Backstop Common Shares” has the meaning set forth in Section 6.5(i)(i).

“Alternate Backstop Loan” has the meaning set forth in Section 6.5(i)(i) of the Third Amended Shareholders Agreement.

“Alternate Backstop Warrant” has the meaning set forth in Section 6.5(i)(vi).

“Alternate January 2014 Common Share” has the meaning set forth in Section 6.13(i)(i).

“Alternate January 2014 Common Share Warrant” has the meaning set forth in Section 6.13(i)(v).

“Alternate January 2014 Loan” has the meaning set forth in Section 6.10(i)(i).

“Alternate January 2014 Warrant” has the meaning set forth in Section 6.10(i)(v).

“Alternate May 2013 Common Shares” has the meaning set forth in Section 6.6(i)(i).

“Alternate May 2013 Loan” has the meaning set forth in Section 6.6(i)(i) of the Third Amended Shareholders Agreement.

“Alternate May 2013 Warrant” has the meaning set forth in Section 6.6(i)(v).

“Alternate November 2013 Common Share” has the meaning set forth in Section 6.12(i)(i).

“Alternate November 2013 Common Share Warrant” has the meaning set forth in Section 6.12(i)(v).

“Alternate November 2013 Loan” has the meaning set forth in Section 6.9(i)(i).

“Alternate November 2013 Warrant” has the meaning set forth in Section 6.9(i)(v).

“Amended and Restated May 2013 Loan Agreement” means the Loan Agreement dated as of June 9, 2014, by and among the Company and the May 2013 Lenders, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“AML Programs” has the meaning set forth in Section 6.3(a)(iii).

“Annual Budget” means the annual budget for the Ho Tram Project, the First Gaming Resort or the Second Gaming Resort, as the context herein shall so require.

“Anti-Corruption Laws” has the meaning set forth in Section 6.3(a)(i).

“Anti-Money Laundering Laws” has the meaning set forth in Section 6.3(a)(iii).

“Applicable Law” means as to any Person, the Constating Documents of such Person, and all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes, or orders of any Governmental Authority, (b) any consents or approvals of any Governmental Authority, and (c) any orders, decisions, injunctions, judgments, awards, decrees of, or agreements with any Governmental Authority.

“April 2014 Advance” means a loan advance completed by an April 2014 Subscriber to the Company pursuant to the terms of the April 2014 Loan Agreement.

“April 2014 Asset” has the meaning set forth in Section 6.11(c).

“April 2014 Breakaway Warrants” means the aggregate entitlement of Global Opportunities Breakaway Ltd. under the warrant certificate(s) issued by the Company to Global Opportunities Breakaway Ltd. from time to time pursuant to section 3.2 of the April 2014 Loan Agreement, upon exercise of the warrants evidenced thereby, to a number of Common Shares up to the aggregate Common Share Entitlement(s) contained therein.

“April 2014 Common Shares” has the meaning set forth in Section 6.14(a).

“April 2014 Common Share Asset” has the meaning set forth in Section 6.14(c).

“April 2014 Common Share PIK Securities” has the meaning set forth in Section 6.14(g).

“April 2014 Common Share Unreserved Lookback Amount” has the meaning set forth in Section 6.14(j)(ii).

“April 2014 Harbinger Warrants” means the aggregate entitlement of Harbinger II S.à r.l. under the warrant certificate(s) issued by the Company to Harbinger II S.à r.l. from time to time pursuant to section 3.2 of the April 2014 Loan Agreement, upon exercise of the warrants evidenced thereby, to a number of Common Shares up to the aggregate Common Share Entitlement(s) contained therein.

“April 2014 Loan Agreement” means the Convertible Loan Agreement dated April 22, 2014, by and among the Company and the April 2014 Subscribers, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“April 2014 Lookback Period” means the period commencing on April 22, 2014, and ending on the Third April 2014 Anniversary, provided that such period as it applies to each April 2014 Subscriber shall be extended by any Funding Default Period referable to such April 2014 Subscriber.

“April 2014 Per Share Purchase Price” has the meaning set forth in Section 6.14(d).

“April 2014 PIK Securities” has the meaning set forth in Section 6.11(g).

“April 2014 Proportionate Amount” has the meaning set forth in Section 6.11(b)(i).

“April 2014 Subscriber” means (a) each of Harbinger II S.à r.l. and Global Opportunities Breakaway Ltd. and (b) any Entity Affiliate of Harbinger II S.à r.l. or Global Opportunities Breakaway Ltd. who becomes a party to the April 2014 Loan Agreement in connection with its assumption of a portion of one or more April 2014 Advances.

“April 2014 Unreserved Lookback Amount” has the meaning set forth in Section 6.11(j).

“April 2014 Warrants” means the April 2014 Harbinger Warrants and the April 2014 Breakaway Warrants, and, if issued, the Alternate April 2014 Warrants and the Alternate April 2014 Common Share Warrants referable to such.

“Backstop Advance” means a loan advance completed by a Backstop Lender to the Company pursuant to the terms of the Backstop Loan Agreement.

“Backstop Asset” has the meaning set forth in Section 6.5(c).

“Backstop Common Shares” has the meaning set forth in Section 6.5(a).

“Backstop Lender” means (a) each of Harbinger II S.à r.l., Blue Line ACDL, Inc. and Breakaway ACDL, Inc., (b) any Entity Affiliate of Harbinger II S.à r.l., Blue Line ACDL, Inc. and/or Breakaway ACDL, Inc. who becomes a party to the Backstop Loan Agreement in connection with its assumption of a portion of one or more Backstop Advances and (c) if and when it becomes a party to the Backstop Loan Agreement or if it has made an Alternate Backstop Loan, Pinnacle and/or its Entity Affiliates.

“Backstop Loan Agreement” means the Amended and Restated Backstop Loan Agreement dated December 6, 2012, by and among the Company and the Backstop Lenders, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“Backstop Lookback Period” means the period commencing on December 6, 2012, and ending on the third anniversary of the Final Backstop Advance Date.

“Backstop Per Share Purchase Price” has the meaning set forth in Section 6.5(d).

“Backstop PIK Securities” has the meaning set forth in Section 6.5(g).

“Backstop Warrants” means collectively, the Harbinger Backstop Warrants, the Blue Line Backstop Warrants and the Breakaway Backstop Warrants.

“BIDV” means Bank for Investment and Development of Vietnam.

“BIDV Facility” means the binding term loan facility granted by BIDV and HDBank in favor of HTPCL, and all related loan and security agreements required in connection therewith, whereby BIDV and HDBank have made a binding debt funding commitment in favor of HTPCL in the amount of at least $175 million, together with any Supplemental Agreements (as therein defined) pursuant to which additional lenders join the binding term loan facility.

“BIDV Working Capital Facility” means the contemplated $35,000,000 working capital facility with BIDV.

“Blue Line Additional Backstop Warrants” means the entitlement of Blue Line ACDL, Inc. under Amended and Restated Warrant Certificate CS-13 dated the Conversion Date, to 26,786,784 Common Shares upon exercise of the warrants evidenced thereby.

“Blue Line Backstop Warrants” means the Blue Line Original Backstop Warrants and the Blue Line Additional Backstop Warrants.

“Blue Line Minimum Warrants” means the aggregate entitlement of Credit Distressed Blue Line Master Fund, Ltd. under (a) Amended and Restated Warrant Certificate CS-18 dated the Conversion Date, to 13,065,195 Common Shares, (b) Amended and Restated Warrant Certificate CS-20 dated the Conversion Date, to 13,065,195 Common Shares and (c) Amended and Restated Warrant Certificate CS-22 dated the Conversion Date, to 19,428,015 Common Shares, in each case upon exercise of the warrants evidenced thereby.

“Blue Line Original Backstop Warrants” means the entitlement of Credit Distressed Blue Line Master Fund, Ltd. under the Third Amended and Restated Warrant Certificate CS-10 dated the Conversion Date, to 52,226,568 Common Shares upon exercise of the warrants evidenced thereby.

“Board” means the Board of Directors of the Company as constituted from time to time.

“Board Observer” has the meaning set forth in Section 2.1(b)(ii).

“Brand and License Agreement” has the meaning set forth in the Pinnacle Subscription Agreement.

“Breakaway Additional Backstop Warrants” means the entitlement of Breakaway ACDL, Inc. under Amended and Restated Warrant Certificate CS-14 dated the Conversion Date, to 5,357,356 Common Shares upon exercise of the warrants evidenced thereby.

“Breakaway Backstop Warrants” means the Breakaway Original Backstop Warrants and the Breakaway Additional Backstop Warrants.

“Breakaway Original Backstop Warrants” means the entitlement of Global Opportunities Breakaway Ltd. under the Second Amended and Restated Warrant Certificate CS-11 dated the Conversion Date, to 10,445,313 Common Shares upon exercise of the warrants evidenced thereby.

“Breakaway Warrants” means the aggregate entitlement of Global Opportunities Breakaway Ltd. under the warrant certificate(s) issued by the Company to Global Opportunities Breakaway Ltd. from time to time pursuant to section 3.2 of the November 2013 Loan Agreement, upon exercise of the warrants evidenced thereby, to a number of Common Shares up to the aggregate Common Share Entitlement(s) contained therein.

“Business Day” means a day other than a Saturday, Sunday or other day that is a statutory or civic holiday in the Province of Ontario or in the State of New York.

“Class VI Shares” means the Class VI Preferred Shares of the Company that existed prior to the Conversion Date.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Common Share Entitlement” has the meaning set forth in each May 2013 Minimum Warrant, each Alternate May 2013 Warrant, each November 2013 Warrant, each Alternate November 2013 Warrant, each January 2014 Warrant, each Alternate January 2014 Warrant, each April 2014 Warrant, and each Alternate April 2014 Warrant, as applicable.

“Common Shares” means the common shares in the capital of the Company.

“Company” has the meaning set forth in the preamble.

“Company Decision” has the meaning set forth in Section 6.2(a)(v).

“Company Parties” means the affiliates or subsidiaries of the Company, whether currently in existence or created after or on April 17, 2007.

“Competitor” means any Persons or its Affiliates (a) that is or becomes engaged in the operation or management of casinos and/or hotels as a material component of its business activities, and (b) operates and/or manages 10,000 slot machines (or equivalents, such as video poker terminals) or 250 gaming tables collectively in the North America, Asia, Australia, and New Zealand regions.

“Confidential Information” means any information relating to the management, operations, marketing, distribution and financial affairs, whether or not reduced to writing, including but not limited to a formula, pattern, compilation, program, method, technique or process, or information contained or embodied in a product, device or mechanism and any research, data, know-how, analysis or plan related to the Company’s business or any other business opportunity considered by the Company, which is used, or may be used, in the Company’s trade or business, including but not limited to the Company’s business, is of value to the Company and is not generally known by competitors or other participants in that trade or business and that Confidential Information does not include information which a party can demonstrate (a) is in the public domain prior to its disclosure to such party by the Company, (b) becomes part of the public domain after its disclosure to a party without violation of any obligation of confidentiality by such party, (c) is known by such party prior to disclosure by the Company, (d) is in a recipient’s possession prior to receipt thereof from a party, (e) is disclosed to a recipient by the Company without a similar confidentiality agreement, (f) is disclosed by a party pursuant to a requirement imposed by a governmental agency or is otherwise required to be disclosed by operation of law, except that prior to such disclosure, such party shall notify the Company and give the Company the opportunity to object to such disclosure, or (g) is authorized by the Company to be disclosed or is otherwise designated by the Company as no longer subject to the provisions of Article 8.

“Consent Sale” has the meaning set forth in Section 6.1(b).

“Constating Documents” means the Notice of Articles and Articles of the Company, together with any amendments thereto or replacements thereof.

“Construction Budget” means the construction budget for the Ho Tram Project, the First Gaming Resort or the Second Gaming Resort, as the context herein shall so require.

“Conversion” means (i) the conversion of the Series V Special Shares, the Class VI Shares and the “Outstanding Loans” (as defined in the Conversion Agreement) into Common Shares on the “Conversion Date” (as defined in the Conversion Agreement) as contemplated in the Conversion Agreement; and (ii) the optional conversion of all or any part or portion of the November 2013 Advances, the January 2014 Advances and the April 2014 Advances into Common Shares on or after such Conversion Date in accordance with the respective conversion terms of the November 2013 Loan Agreement, the January 2014 Loan Agreement and the April 2014 Loan Agreement.

“Conversion Agreement” means that certain Conversion Agreement dated as of September 23, 2013 between, inter alios, the Company, Harbinger, Pinnacle and PNK Development 31, as amended, restated or otherwise supplemented from time to time.

“Conversion Date” means June 9, 2014.

“Corresponding Issuance” has the meaning set forth in Section 6.2(b)(ii)(B).

“Debt” means, in respect of any Person (a) all debts and liabilities of the Person for borrowed money, whether incurred or assumed, (b) all guarantees, sureties and similar obligations granted by the Person, (c) any obligation evidenced by bonds, debentures, notes, or other similar instruments, (d) capital lease obligations (as determined under GAAP) of such Person, (e) any obligation secured by any lien existing on property owned or acquired by the Person, (f) any debt or liability of the Person representing the deferred acquisition cost of property or assets created or arising under any conditional sale agreement or other title retention agreement, and (g) any liabilities, contingent, unmatured or other, under indemnities or other agreements of the Person given in respect of any bankers’ acceptance, letter of credit, or letter of guarantee; provided, however, that “Debt” does not include deferred taxes or obligations to trade creditors (including employees) incurred in the ordinary course of business.

“December 2010 Letter Agreement” has the meaning set forth in Section 6.8.

“Derivative Instrument” has the meaning set forth in Section 3.2(f)(iii).

“Divestiture Trust” means a divestiture trust for the benefit of the party that is Transferring its Securities to such trust as is permitted by the applicable Gaming Authority to remediate any Gaming Problem.

“Drag-Along Notice” has the meaning set forth in Section 3.3(b).

“Drag-Along Transaction” has the meaning set forth in Section 3.3(a)(i).

“Encumbrances” means all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever, excluding licenses to intellectual property.

“Entity Affiliate” has the meaning set forth in Section 3.1(a)(ii).

“Environmental Law” means any and all applicable foreign, federal, provincial, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants.

“Equity Securities” means any series or class of shares or equity securities of the Company, including the Common Shares and any series or class of shares, or any options, warrants, rights or other instruments or securities that are directly or indirectly (and whether or not on a contingency) convertible into, or exercisable or exchangeable for, any shares or equity securities of the Company, including Common Shares (whether or not such derivative securities are issued by the Company).

“Equity Voting Power” means the aggregate number of votes represented by (a) the Voting Securities of the Company outstanding on the date of any relevant determination of the “Equity Voting Power” (including, but not limited to the Common Shares), (b) the shares underlying the vested portion of the Pinnacle Option, but excluding any unvested portion of the Pinnacle Option and (c) the shares underlying any outstanding warrants (but excluding any warrants which are outstanding but not yet exercisable on the date of any relevant determination of the “Equity Voting Power”).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time and the rules and regulations promulgated thereunder.

“Executive Committee” has the meaning set forth in Section 2.1(d)(ii).

“Existing Shareholders Agreement” means the Amended and Restated Shareholders’ Agreement, dated April 15, 2010 (as amended to date), by and among the other shareholder signatories thereto.

“Exit Sale” has the meaning set forth in Section 3.4(a).

“Exit Sale Purchaser” has the meaning set forth in Section 3.4(a).

“Export Control and Economic Sanctions Laws” has the meaning set forth in Section 6.3(a)(ii).

“Final Backstop Advance Date” has the meaning set forth in the Backstop Loan Agreement.

“Final May 2013 Advance Date” has the meaning ascribed to the term “Final Advance Date” in the May 2013 Loan Agreement.

“Financing Need Recommendation” has the meaning set forth in Section 2.1(d)(iv).

“Financing Securities” has the meaning set forth in Section 6.3(b)(ii).

“First Amended Shareholders Agreement” has the meaning set forth in the recitals.

“First Anniversary” has the meaning set forth in Section 6.2(b)(ii)(B)(1).

“First April 2014 Anniversary” means, with respect any April 2014 Subscriber, the first anniversary of the earlier of (a) the date such April 2014 Subscriber completes its funding under and pursuant to the April 2014 Loan Agreement and (b) the date upon which the Company terminates the obligation to make all or any remaining portion of the April 2014 Advance(s) that have not been advanced by, or for and on behalf of, such April 2014 Subscriber as if that date, whether unilaterally or with the written agreement of such April 2014 Lender.

“First Backstop Anniversary” means, with respect any Backstop Lender, the first anniversary of the Final Backstop Advance Date.

“First Gaming Resort” means the gaming resort on Zone A of the Ho Tram Project, otherwise known as the gaming resort on “Zone A-1” and “Zone A-2” of the Ho Tram Project.

“First January 2014 Anniversary” means, with respect any January 2014 Subscriber, the first anniversary of the earlier of (a) the later of (i) the January 2014 Second Advance Date and (ii) the date such January 2014 Subscriber completes its funding under and pursuant to the January 2014 Loan Agreement and (b) the date upon which the Company terminates the obligation to make all or any remaining portion of the January 2014 Advance(s) that have not been advanced by, or for and on behalf of, such January 2014 Subscriber as if that date, whether unilaterally or with the written agreement of such January 2014 Lender.

“First May 2013 Anniversary” means, with respect any May 2013 Lender, the first anniversary of the Final May 2013 Advance Date.

“First November 2013 Anniversary” means, with respect any November 2013 Subscriber, November 21, 2014.

“Force Majeure” means an act of God, act of state, labor dispute, shortage of labor or materials, natural or man-made disaster or other casualty, taking, civil commotion, riot, mob violence, insurrection, malicious mischief, sabotage, rebellion, act of public enemy, terrorism, war, invasion, embargo, infectious disease, material disruption in airline or other transportation systems, act of a governmental authority in its sovereign capacity, local, regional or world threats or outbreak of epidemic or pandemic disease(s), travel advisories or alerts issued by any governmental authority or any international agency or body or any other cause beyond the reasonable control of the Person to which such condition relates, including any material and adverse changes in general economic or market conditions directly or indirectly resulting from the foregoing conditions, but excluding the inability of a Person to meet its financial obligations.

“Fully Diluted Basis” means the aggregate number of Common Shares1, assuming the issuance, conversion or exercise (as the case may be) into Common Shares of any and all options (including the vested portion of such options, including the Pinnacle Option, but excluding any unvested portion of such options, including the Pinnacle Option), warrants (but excluding any outstanding warrants, including any outstanding May 2013 Minimum Warrants, November 2013 Warrants, January 2014 Warrants and April 2014 Warrants to the extent not yet exercisable on the date of any relevant determination of the number of Common Shares on a “Fully Diluted Basis”) and convertible or exchangeable securities issued by the Company (excluding the November 2013 Advances, the January 2014 Advances and the April 2014 Advances), in accordance with their respective terms.

“Future Funding Committee” has the meaning set forth in Section 2.1(d)(iv).

“GAAP” means generally accepted accounting principles in Canada consistently applied throughout the specified period and in the immediately prior comparable period.

“Gaming” means to deal, operate, carry on, conduct, maintain or expose for play any casino games of chance, gaming devices and other gaming activities in accordance with applicable Gaming Laws.

“Gaming Authority” means those national, state, local, and other governmental, regulatory, and administrative authorities, agencies, boards, commissions and officials responsible for or involved in the regulation of gaming or gaming activities or the interpretation or enforcement of Gaming Laws, whether in Vietnam or in any other jurisdiction of the world to which the Company, Harbinger or its Entity Affiliates, or Pinnacle or PEI or its Entity Affiliates, is subject.

“Gaming Laws” means those laws pursuant to which any Gaming Authority possesses regulatory, licensing, or permit authority over gaming, whether in Vietnam or in any other jurisdiction of the world, and any Gaming License and/or other approval granting to the Company, Harbinger or Pinnacle or any of their respective Entity Affiliates the ability to conduct Gaming activities, as any of the same may be amended from time to time.

“Gaming License” means any concession, certificate, decree, license, permit, approval, authorization, registration, finding of suitability, franchise, or entitlement issued by any Gaming Authority or Governmental Authority necessary for or relating to the conduct of activities under any Gaming Laws.

“Gaming Problem” means any circumstance such that a party’s participation in the Ho Tram Project is deemed likely, based on verifiable information or information received from any Gaming Authority or otherwise, to preclude or materially delay, impede, or impair the ability of such party or any other party to this Agreement or any of their respective Entity Affiliates, or any business entity with respect to which such party, such other party to this Agreement or such Entity Affiliate holds a Gaming License, to obtain or retain any Gaming License (whether upon

[1]	Note to Draft: Delete if Class VII Non-Voting Shares will no longer be issuable upon exercise of warrants or other securities.

initial grant, renewal or otherwise), or to result in the imposition of disciplinary action, including without limitation financial penalties or materially burdensome terms, limitations and conditions on any Gaming License.

“Governmental Authority” means the government of the United States of America, Canada or Vietnam or any other foreign government and, in each such case, any state, commonwealth, territory, county or municipality thereof, or the government of any political subdivision of any of the foregoing, or any authority, agency, ministry, court or other similar body exercising executive, legislative, judicial, regulatory or administrative authority of such government.

“Harbinger” has the meaning set forth in the preamble.

“Harbinger Additional Backstop Warrants” means the entitlement of Harbinger II S.à r.l. under Amended and Restated Warrant Certificate CS-12 dated the Conversion Date, to 57,145,140 Common Shares upon exercise of the warrants evidenced thereby.

“Harbinger Agent” has the meaning set forth in the Backstop Loan Agreement.

“Harbinger Backstop Warrants” means the Harbinger Original Backstop Warrants and the Harbinger Additional Backstop Warrants.

“Harbinger Warrants” means the aggregate entitlement of Harbinger II S.à r.l. under the warrant certificate(s) issued by the Company to Harbinger II S.à r.l. from time to time pursuant to section 3.2 of the November 2013 Loan Agreement, upon exercise of the warrants evidenced thereby, to a number of Common Shares up to the aggregate Common Share Entitlement(s) contained therein.

“Harbinger Common Share Parties” means Harbinger II, S.à r.l., Credit Distressed Blue Line Master Fund, Ltd. and Global Opportunities Breakaway Ltd.

“Harbinger Director” has the meaning set forth in Section 2.1(a)(i)(A)(1).

“Harbinger Minimum Warrants” means the aggregate entitlement of Harbinger II S.à r.l. under (a) Amended and Restated Warrant Certificate CS-17 dated the Conversion Date, to 67,683,298 Common Shares, (b) Amended and Restated Warrant Certificate CS-19 dated the Conversion Date, to 67,683,298 Common Shares and (c) Amended and Restated Warrant Certificate CS-21 dated the Conversion Date, to 61,320,478 Common Shares, in each case upon exercise of the warrants evidenced thereby.

“Harbinger Original Backstop Warrants” means the entitlement of Harbinger II S.à r.l. under the Second Amended and Restated Warrant Certificate CS-9 dated the Conversion Date, to 111,416,678 Common Shares upon exercise of the warrants evidenced thereby.

“Harbinger Subscription Agreements” means the historical subscription and exchange agreements made between the Company and the Harbinger Common Share Parties and/or their predecessors in interest, pursuant to which the Harbinger Common Share Parties or their predecessors in interest acquired securities of the Company or pursuant to which securities have been converted, exercised or exchanged, and includes for greater certainty the 2011 Harbinger Subscription Agreement.

“HDBank” means Housing Development Commercial Joint Stock Bank.

“Ho Tram Project” means the development of Ho Tram resort, an entertainment tourism and international conference center complex located on the Ho Tram Strip property in Phuoc Thuan Village, Xuyen Moc District, Ba Ria–Vung Tau Province, Vietnam.

“HTPCL” means Ho Tram Project Company Limited.

“Indebtedness” means, as to any Person (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities), (b) any obligation evidenced by bonds, debentures, notes, or other similar instruments, (c) capital lease obligations (as determined under GAAP) of such Person, (d) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business, (e) indebtedness of others secured by an encumbrance on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person, (f) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person, and (g) indebtedness of others guaranteed of such Person.

“Independent Committee” has the meaning set forth in Section 2.1(d)(v).

“Independent Director” means an independent, neutral and impartial Individual member of the Board who: (a) is not otherwise disqualified to act as a director under the provisions of Section 124 of the Business Corporations Act (British Columbia), and (b) has no material relationship (or has not had any material relationship within the last three (3) years) with the Company or its Affiliates (other than in his capacity as a director) or with any shareholder of the Company who owns more than five percent (5%) of any class of capital stock of the Company (or its Affiliates) including, but not limited to, Harbinger and Pinnacle, or any of their respective Affiliates, such that the relationship could reasonably be expected to interfere with the exercise of such director’s independent judgment.

“Individual” shall mean a natural person, whether acting for himself or herself, or in a representative capacity.

“Investment Certificate” means the investment certificate dated March 12, 2008, as amended from time to time, granted to HTPCL by the Government of Vietnam in respect of the Ho Tram Lands.

“Issuance Notice” has the meaning set forth in Section 4.1(c).

“January 2014 Advance” means a loan advance completed by a January 2014 Subscriber to the Company pursuant to the terms of the January 2014 Loan Agreement.

“January 2014 Asset” has the meaning set forth in Section 6.10(c).

“January 2014 Breakaway Warrants” means the aggregate entitlement of Global Opportunities Breakaway Ltd. under the warrant certificate(s) issued by the Company to Global Opportunities Breakaway Ltd. from time to time pursuant to section 3.2 of the January 2014 Loan Agreement, upon exercise of the warrants evidenced thereby, to a number of Common Shares up to the aggregate Common Share Entitlement(s) contained therein.

“January 2014 Common Share” has the meaning set forth in Section 6.13(a).

“January 2014 Common Share Asset” has the meaning set forth in Section 6.13(c).

“January 2014 Common Share PIK Securities” has the meaning set forth in Section 6.13(g).

“January 2014 Common Share Unreserved Lookback Amount” has the meaning set forth in Section 6.13(j)(ii).

“January 2014 Harbinger Warrants” means the aggregate entitlement of Harbinger II S.à r.l. under the warrant certificate(s) issued by the Company to Harbinger II S.à r.l. from time to time pursuant to section 3.2 of the January 2014 Loan Agreement, upon exercise of the warrants evidenced thereby, to a number of Common Shares up to the aggregate Common Share Entitlement(s) contained therein.

“January 2014 Loan Agreement” means the Convertible Loan Agreement dated January 17, 2014, by and among the Company and the January 2014 Subscribers, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“January 2014 Lookback Period” means the period commencing on January 17, 2014, and ending on the third anniversary of the January 2014 Second Advance Date, provided that such period as it applies to each January 2014 Subscriber shall be extended by any Funding Default Period referable to such January 2014 Subscriber.

“January 2014 Per Share Purchase Price” has the meaning set forth in Section 6.13(d).

“January 2014 PIK Securities” has the meaning set forth in Section 6.10(g).

“January 2014 Proportionate Amount” has the meaning set forth in Section 6.10(b)(i).

“January 2014 Second Advance Date” has the meaning ascribed to the term “Second Advance Date” in the January 2014 Loan Agreement.

“January 2014 Subscriber” means (a) each of Harbinger II S.à r.l. and Global Opportunities Breakaway Ltd. and (b) any Entity Affiliate of Harbinger II S.à r.l. or Global Opportunities Breakaway Ltd. who becomes a party to the January 2014 Loan Agreement in connection with its assumption of a portion of one or more January 2014 Advances.

“January 2014 Tranche” has the meaning ascribed to the term “Tranche” in the January 2014 Loan Agreement.

“January 2014 Unreserved Lookback Amount” has the meaning set forth in Section 6.10(j).

“January 2014 Warrants” means the January 2014 Harbinger Warrants and the January 2014 Breakaway Warrants, and, if issued, the Alternate January 2014 Warrants and the Alternate January 2014 Common Share Warrants referable to such.

“Key Employee” has the meaning set forth in Section 6.1(a)(xv).

“Lease” means the fifty (50) year lease of the Ho Tram Lands granted to HTPCL pursuant to a lease agreement dated May 21, 2008, between HTPCL and the People’s Committee of Ba Ria – Vung Tau Province.

“Liens” has the meaning set forth in Section 6.5(i).

“Liquidity Event” means a “going public” transaction by the Company (including, without limitation, the Common Shares becoming listed on a stock exchange or stock market).

“Look Back Portion” has the meaning set forth in Section 6.2(b)(ii)(B)(3)(b).

“Majority Party” means whichever of Harbinger or Pinnacle (together with their respective Entity Affiliates) owns the majority of the Equity Voting Power collectively held by Harbinger and Pinnacle (together with their respective Entity Affiliates) at such time of determination.

“Majority Party Cure Period” has the meaning set forth in Section 3.1(a)(iii)(A)(1).

“Majority Party Sale Period” has the meaning set forth in Section 3.1(a)(iii)(A)(2).

“Material Adverse Effect” means, with respect to any event, matter or circumstance, any change or effect that individually or when taken together with all other changes or effects that have occurred during any relevant period of time before the determination of the occurrence of that change or effect, is or is reasonably likely to (a) be materially adverse to the business, operations, results of operations, prospects, assets, liabilities or financial condition of the Company and its Subsidiaries on a consolidated basis, (b) cause the review of the Investment Certificate for a purpose that would be materially adverse to the Company or its Subsidiaries, the revocation of the Investment Certificate or the imposition of a burdensome condition or restriction on the Investment Certificate by a Governmental Authority, or (c) cause the Ho Tram Project to be suspended, materially delayed or cancelled.

“May 2013 Advance” means a loan advance completed by a May 2013 Harbinger Lender to the Company pursuant to the terms of the May 2013 Loan Agreement.

“May 2013 Asset” has the meaning set forth in Section 6.6(c).

“May 2013 Common Shares” has the meaning set forth in Section 6.6(a).

“May 2013 Harbinger Lender” means (a) each of Harbinger II S.à r.l. and Credit Distressed Blue Line Master Fund, Ltd. and (b) any Entity Affiliate of Harbinger II S.à r.l. or Credit Distressed Blue Line Master Fund, Ltd. who becomes a party to the May 2013 Loan Agreement in connection with its assumption of a portion of one or more May 2013 Advances.

“May 2013 Lenders” means (a) each May 2013 Harbinger Lender and (b) Pinnacle and/or its Entity Affiliates (including, without limitation, if it has made an Alternate May 2013 Loan).

“May 2013 Loan Agreement” means the Loan Agreement dated May 24, 2013, by and among the Company and the May 2013 Lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time, including the amendment executed on July 12, 2013 and the Amended and Restated May 2013 Loan Agreement.

“May 2013 Lookback Period” means the period commencing on May 24, 2013, and ending on the third anniversary of the Final May 2013 Advance Date.

“May 2013 Minimum Warrants” means the Harbinger Minimum Warrants and the Blue Line Minimum Warrants, and, if issued, the Alternate May 2013 Warrants referable to such.

“May 2013 Per Share Purchase Price” has the meaning set forth in Section 6.6(d).

“May 2013 PIK Securities” has the meaning set forth in Section 6.6(g).

“May 2013 Tranche” has the meaning ascribed to the term “Tranche” in the May 2013 Loan Agreement.

“Minimum April 2014 Common Share Retained Original Interest” has the meaning set forth in Section 6.14(c).

“Minimum April 2014 Retained Original Interest” has the meaning set forth in Section 6.11(c).

“Minimum Backstop Retained Original Interest” has the meaning set forth in Section 6.5(c).

“Minimum January 2014 Common Share Retained Original Interest” has the meaning set forth in Section 6.13(c).

“Minimum January 2014 Retained Original Interest” has the meaning set forth in Section 6.10(c).

“Minimum May 2013 Retained Original Interest” has the meaning set forth in Section 6.6(c).

“Minimum November 2013 Common Share Retained Original Interest” has the meaning set forth in Section 6.12(c).

“Minimum November 2013 Retained Original Interest” has the meaning set forth in Section 6.9(c).

“Minority Party” means whichever of Harbinger or Pinnacle (together with their respective Entity Affiliates) owns the minority of the Equity Voting Power collectively held by Harbinger and Pinnacle (together with their respective Entity Affiliates) at such time of determination.

“Minority Party Cure Period” has the meaning set forth in Section 3.1(a)(iii)(D)(1).

“Minority Party Sale Period” has the meaning set forth in Section 3.1(a)(iii)(A)(4).

“Minority Party Vietnam Sale Period” has the meaning set forth in Section 3.1(a)(iii)(D)(2).

“New Class of Securities” has the meaning set forth in Section 4.1(a)(i)(A).

“Non-Affected Party” has the meaning set forth in Section 3.1(a)(iii)(B).

“Non-Affected Party U.S. Cure Period” has the meaning set forth in Section 3.1(a)(iii)(C)(1).

“Non-Qualified Person” means a Person that is themselves or is an Affiliate or associate of, (a) a Person controlled by, or associated with organized crime, or a Person convicted of an indictable offense, (b) a Person with whom contracting or conducting business based on the identity of such Person’s owners or officers, directors or executive employees or officers, directors or executive employees of such owners would represent a violation of Applicable Laws, or (c) a Person otherwise generally recognized in the business community as being a person, firm, or corporation with whom neither a prudent business person nor a reasonable financial institution would wish to associate in a commercial venture such as the Ho Tram Project.

“November 2013 Advance” means a loan advance completed by a November 2013 Subscriber to the Company pursuant to the terms of the November 2013 Loan Agreement.

“November 2013 Asset” has the meaning set forth in Section 6.9(c).

“November 2013 Common Share” has the meaning set forth in Section 6.12(a).

“November 2013 Common Share Asset” has the meaning set forth in Section 6.12(c).

“November 2013 Common Share PIK Securities” has the meaning set forth in Section 6.12(g).

“November 2013 Common Share Unreserved Lookback Amount” has the meaning set forth in Section 6.12(j)(ii).

“November 2013 Loan Agreement” means the Convertible Loan Agreement dated November 21, 2013, by and among the Company and the November 2013 Subscribers, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“November 2013 Lookback Period” means the period commencing on November 21, 2013, and ending on November 21, 2016.

“November 2013 Per Share Purchase Price” has the meaning set forth in Section 6.12(d).

“November 2013 PIK Securities” has the meaning set forth in Section 6.9(g).

“November 2013 Proportionate Amount” has the meaning set forth in Section 6.9(b)(ii).

“November 2013 Subscriber” means (a) each of Harbinger II S.à r.l. and Global Opportunities Breakaway Ltd. and (b) any Entity Affiliate of Harbinger II S.à r.l. or Global Opportunities Breakaway Ltd. who becomes a party to the November 2013 Loan Agreement in connection with its assumption of a portion of one or more November 2013 Advances.

“November 2013 Unreserved Lookback Amount” has the meaning set forth in Section 6.9(j).

“November 2013 Warrants” means the Harbinger Warrants and the Breakaway Warrants, and, if issued, the Alternate November 2013 Warrants and the Alternate November 2013 Common Share Warrants referable to such.

“OFAC” has the meaning set forth in Section 6.3(a)(ii).

“Opening Date” means the date on which the Second Gaming Resort, or any portion thereof, is open to the general public.

“Operating Committee” has the meaning set forth in Section 2.1(d)(iii).

“Original Backstop Warrants” means the Blue Line Original Backstop Warrants, the Breakaway Original Backstop Warrants and the Harbinger Original Backstop Warrants.

“Original Shareholders Agreement” has the meaning set forth in the recitals.

“PEI” means Pinnacle Entertainment, Inc. or its successor or any parent entity thereof.

“Permitted Encumbrances” means (a) mechanics’, warehousemen’s, materialmens’, contractors’ and workmens’ liens, and other similar Encumbrances arising in the ordinary course for obligations that are not delinquent, (b) liens for current taxes and other statutory liens and trusts not yet due and payable or that are being contested in good faith provided there are adequate reserves maintained therefore, (c) liens, pledges or deposits incurred or made in connection with workmen’s compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, in each case incurred in the ordinary course of business consistent with past practice, and (d) liens and other Encumbrances that are immaterial in character, amount and extent and which do not materially detract from the value or materially interfere with the present or proposed use of the properties they affect.

“Person” means any individual, corporation, co-operative, partnership, limited partnership, firm, unincorporated association, joint venture, syndicate, trust (including a business trust), estate, succession, governmental body, or other form of entity or organization of any nature whatsoever.

“PIK Securities” has the meaning set forth in Section 6.2(b)(iii)(B)(6).

“Pinnacle” has the meaning set forth in the preamble.

“Pinnacle Advance” has the meaning set forth in the May 2013 Loan Agreement.

“Pinnacle Advisor” has the meaning set forth in Section 2.2.

“Pinnacle Backstop Warrants” means the aggregate entitlement of Pinnacle under (a) Amended and Restated Warrant Certificate CS-15 dated the Conversion Date, to 39,875,634 Common Shares and (b) Amended and Restated Warrant Certificate CS-16 dated the Conversion Date, to 24,439,905 Common Shares, in each case upon exercise of the warrants evidenced thereby.

“Pinnacle Director” has the meaning set forth in Section 2.1(a)(i)(A)(1).

“Pinnacle Management Agreement” means the Resort Management Agreement entered into on August 8, 2011, between HTPCL and PNK (VN), Inc. concerning the management of the Second Gaming Resort.

“Pinnacle Option” means the option to purchase Common Shares granted to Pinnacle pursuant to the Amended and Restated Stock Option Agreement dated as of August 29, 2012, between the Company and PNK Development 31, LLC, as amended, restated and/or otherwise modified from time to time.

“Pinnacle Subscription Agreement” means that certain Share Subscription Agreement, dated as of May 25, 2011, between the Company and PNK Development 18, LLC, as amended, restated and/or otherwise modified from time to time.

“PNK Development 31” has the meaning set forth in the preamble.

“PNK Prepayment” has the meaning set forth in the Backstop Loan Agreement, the May 2013 Loan Agreement, the November 2013 Loan Agreement, the January 2014 Loan Agreement, and the April 2014 Loan Agreement as the context may require.

“Policy” means the Anti-Corruption Policy attached hereto as Schedule “E”.

“Preemptive Person” has the meaning set forth in Section 4.1(a).

“Preemptive Securities” means Securities issued after the date hereof other than (a) Equity Securities issued pursuant to share dividends, share splits or similar transactions undertaken in accordance with this Agreement, (b) options or Equity Securities issued pursuant to the Stock Option Plan to full time employees of the Company or its Subsidiaries, (c) Equity Securities, options or warrants of the Company or the Company Parties issued in connection with corporate partnering, strategic alliance, technology transfer, equipment financing, leasing, commercial credit or similar transactions representing up to an aggregate of ten percent (10%) of the Common Shares on a Fully Diluted Basis and with the approval of the Board, where such transactions do not have the raising of capital as a primary objective and provided that the securities so issued rank pari passu with the Common Shares, (d) Equity Securities, options or warrants of the Company or Company Parties issued in connection with bona fide acquisitions, mergers or similar transactions representing up to an aggregate of ten percent (10%) of the Common Shares on a Fully Diluted Basis with the approval of the Board, where such transactions do not have the raising of capital as a primary objective and provided that the securities so issued rank pari passu with the Common Shares, (e) Equity Securities or Debt of the Company Parties issued to the Company, (f) Equity Securities issued pursuant to a Liquidity Event, provided that the Liquidity Event results in the acquisition of Equity Securities on a Fully Diluted Basis representing more than twenty percent (20%) of aggregate entitlement upon liquidation or dissolution of the Company of all Equity Securities of the Company and provided that the consideration to be raised and paid to the Company in connection with the Liquidity Event is not less than US$100 million, (g) any public offering of Equity Securities or any public offering of Debt subsequent to the occurrence of a Liquidity Event in which the consideration to be raised and paid to the Company in connection such event is not less than US$100 million, and (h) the Pinnacle Option and the shares underlying the Pinnacle Option.

“Preemptive Security Purchase Securities” has the meaning set forth in Section 4.1(b).

“Principal Shareholders” has the meaning set forth in the Existing Shareholders Agreement.

“Pro Rata Drag-Along Portion” has the meaning set forth in Section 3.3(a)(i).

“Pro Rata Preemptive Portion” has the meaning set forth in Section 4.1(a)(i).

“Pro Rata Tag-Along Portion” has the meaning set forth in Section 3.2(b)(iii).

“Proposed April 2014 Common Share Subscriber Transferor” has the meaning set forth in Section 6.14(i).

“Proposed April 2014 Subscriber Transferor” has the meaning set forth in Section 6.11(i).

“Proposed January 2014 Common Share Subscriber Transferor” has the meaning set forth in Section 6.13(i).

“Proposed January 2014 Subscriber Transferor” has the meaning set forth in Section 6.10(i).

“Proposed May 2013 Lender Transferor” has the meaning set forth in Section 6.6(i).

“Proposed November 2013 Common Share Subscriber Transferor” has the meaning set forth in Section 6.12(i).

“Proposed November 2013 Subscriber Transferor” has the meaning set forth in Section 6.9 (i).

“Proposed Transferor Backstop Lender” has the meaning set forth in Section 6.5(i).

“Purchase Price” has the meaning set forth in Section 3.1(a)(iii)(A)(5).

“Qualified IPO” means the first completion of an underwritten public offering for capital raising purposes that results in (a) each of (i) aggregate net proceeds of at least US$75 million to the Company and (ii) the issuance of Equity Securities which represent, immediately following such issuance, at least fifteen (15%) of the Common Shares on a Fully Diluted Basis, and (b) the listing of the Common Shares on a stock exchange or stock market.

“Related Party” means the Majority Party and any Significant Party.

“Reorganization” has the meaning set forth in Section 6.5(l)(iii).

“ROFN Buyer” has the meaning set forth in Section 3.5(a).

“ROFN Definitive Documentation Period” has the meaning set forth in Section 3.5(c).

“ROFN Notice” has the meaning set forth in Section 3.5(a).

“ROFN Period” has the meaning set forth in Section 3.5(a).

“ROFN Seller” has the meaning set forth in Section 3.5(a).

“ROFN Transaction” has the meaning set forth in Section 3.5(a).

“Scope” means the overall scope of the First Gaming Resort or the Second Gaming Resort, as applicable, which shall include without limitation all major elements and amenities of the resort such as (a) the design and square footage of the casino floor, (b) the minimum number of slot machines (or equivalents) and table games, (c) the minimum number of hotel floors, (d) the minimum, design, square footage and number of hotel rooms and separate bungalows (including number of suites), (e) the number, square footage, theme of restaurants, bars and nightclubs, (f) the square footage, location, number of retail space, (g) the square footage of any convention space, (h) the overall size, seating and production capacity and design of any venues for live concert or events, (i) the square footage, design and capacity of spa, pools and recreation facilities and amenities, (j) the size and capacity of public and employee parking structures, together with all exterior features, and (k) all on-site and off-site improvements and infrastructure related thereto.

“SEC” means the United States Securities and Exchange Commission.

“Second Amended Shareholders Agreement” has the meaning set forth in the recitals.

“Second Gaming Resort” means the second gaming resort of the Ho Tram Project.

“Section 116 Certificate” has the meaning set forth in Section 3.6.

“Securities” means any Equity Security, Debt of the Company, or other interest or participation in Equity Securities or Debt of the Company, or any combination of any of the foregoing.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Series V Special Shares” means the Special Shares Series V of the Company that existed prior to the Conversion Date.

“Significant Party” means any Person (together with its Entity Affiliates) that owns twenty percent (20%) or more of the voting power of the outstanding Voting Securities at any such time.

“Sliding April 2014 Adjustment” has the meaning set forth in Section 6.11(a)(ii).

“Sliding April 2014 Common Share Adjustment” has the meaning set forth in Section 6.14(a)(ii).

“Sliding Backstop Adjustment” has the meaning set forth in Section 6.5(a)(ii).

“Sliding January 2014 Adjustment” has the meaning set forth in Section 6.10(a)(ii).

“Sliding January 2014 Common Share Adjustment” has the meaning set forth in Section 6.13(a)(ii).

“Sliding Look Back Adjustment” has the meaning set forth in Section 6.2(b)(ii)(B)(2).

“Sliding Look Back Portion” has the meaning set forth in Section 6.2(b)(ii)(B)(2).

“Sliding May 2013 Adjustment” has the meaning set forth in Section 6.6(a)(ii).

“Sliding November 2013 Adjustment” has the meaning set forth in Section 6.9(a)(ii).

“Sliding November 2013 Common Share Adjustment” has the meaning set forth in Section 6.12(a)(ii).

“Sliding Proportionate April 2014 Amount” has the meaning set forth in Section 6.11(a)(ii).

“Sliding Proportionate April 2014 Percentage” has the meaning set forth in Section 6.14(a)(ii).

“Sliding Proportionate Backstop Percentage” has the meaning set forth in Section 6.5(a)(ii).

“Sliding Proportionate January 2014 Amount” has the meaning set forth in Section 6.10(a)(ii).

“Sliding Proportionate January 2014 Percentage” has the meaning set forth in Section 6.13(a)(ii).

“Sliding Proportionate May 2013 Percentage” has the meaning set forth in Section 6.6(a)(ii).

“Sliding Proportionate November 2013 Amount” has the meaning set forth in Section 6.9 (a)(ii).

“Sliding Proportionate November 2013 Percentage” has the meaning set forth in Section 6.12(a)(ii).

“Standard” means the plans, specifications, and standards for the design, construction, development, outfitting, and equipping of the hotel and the casino on the First Gaming Resort or the Second Gaming Resort, as applicable, including without limitation the quality of the building type, interior build-out, interior and exterior finishes and amenities (which in the case of the First Gaming Resort shall in general be at a world-class international luxury standard and in the case of the Second Gaming Resort shall in general be at standard specified in the Brand and License Agreement), all as developed by the Company and the operator of such gaming resort, the applicable architect, and the applicable interior designer, as supplemented or modified from time to time, and as approved by the Company, which in all events shall comply with the applicable standard(s) set forth in the applicable management agreement.

“Stock Option Plan” means the Company’s currently in force stock option plan, dated as of October 14, 2006, pursuant to which the Company is authorized to grant options for the purchase of no more than fifteen percent (15%) of the issued and outstanding Common Shares from time to time.

“Subsequent Transfer” has the meaning set forth in Section 3.2(f)(ii).

“Subsidiary” means, with respect to a Person, each other Person in which such Person owns, directly or indirectly, capital stock or other equity interests representing more than fifty percent (50%) of the outstanding capital stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such other Person.

“Supplemental Agreement” means the Supplemental Agreement, dated as of July 13, 2010 by and between the Company and Harbinger Capital Investments S.a.r.l.

“Tag-Along Acceptance Notice” has the meaning set forth in Section 3.2(a)(iii).

“Tag-Along Notice” has the meaning set forth in Section 3.2(a)(ii).

“Tag-Along Party” has the meaning set forth in Section 3.2.

“Tag-Along Sale” has the meaning set forth in Section 3.2.

“Tag-Along Security” has the meaning set forth in Section 3.2.

“Third Amended Shareholders Agreement” has the meaning set forth in the recitals.

“Third Anniversary” has the meaning set forth in Section 6.2(b)(ii)(B)(2).

“Third April 2014 Anniversary” means, with respect to any April 2014 Subscriber, the third anniversary of the earlier of (a) the date such April 2014 Subscriber completes its funding under and pursuant to the April 2014 Loan Agreement and (b) the date upon which the Company terminates the obligation to make all or any remaining portion of the April 2014 Advance(s) that have not been advanced by, or for and on behalf of, such April 2014 Subscriber as of that date, whether unilaterally or with the written agreement of such April 2014 Subscriber.

“Third Backstop Anniversary” means, with respect to any Backstop Lender, the third anniversary of the Final Backstop Advance Date.

“Third January 2014 Anniversary” means, with respect to any January 2014 Subscriber, the third anniversary of the earlier of (a) the later of (i) the January 2014 Second Advance Date and (ii) the date such January 2014 Subscriber completes its funding under and pursuant to the January 2014 Loan Agreement and (b) the date upon which the Company terminates the obligation to make all or any remaining portion of the January 2014 Advance(s) that have not been advanced by, or for and on behalf of, such January 2014 Subscriber as of that date, whether unilaterally or with the written agreement of such January 2014 Subscriber.

“Third May 2013 Anniversary” means, with respect to any May 2013 Lender, the third anniversary of the Final May 2013 Advance Date.

“Third November 2013 Anniversary” means, with respect to any November 2013 Subscriber, November 21, 2016.

“Third-Party Offeror” has the meaning set forth in Section 3.2.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate, or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option, or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation, or similar disposition of, any Securities owned by a Person or any interest (including a beneficial interest) therein owned by a Person. The foregoing notwithstanding, it is acknowledged and agreed that “Transfer” as herein defined shall not, and shall not be deemed to, include: (i) any Transfer of any interest in PEI (or of any entity that directly or indirectly holds any interest in PEI), by any means whatsoever (including, without limitation, by virtue of trading of such interests on a stock exchange or other market, private transfers, new issuances, mergers, consolidations, tender offers or any other transactions); (ii) the Transfer of any interest in, or held by, any Subsidiary of PEI other than Transfers after which PEI no longer owns, directly or indirectly, the respective Securities it owned immediately prior to such Transfer, it being agreed that such continuing ownership shall not be required with respect to a transfer of all or substantially all of the assets of PEI and its Subsidiaries, and such transfer of all or substantially all of the assets of PEI and its Subsidiaries shall not be and shall not be deemed a Transfer for all purposes of this Agreement; or (iii) any pledge by PEI or any of its Subsidiaries effected to secure the obligations under a PEI Debt Facility, and any Transfers pursuant to the exercise of rights thereunder. “PEI Debt Facility” for purposes hereof means any credit agreement, loan agreement, indenture or other agreement pursuant to which credit is extended or made available to PEI and some or all of its Subsidiaries.

“Transferring Seller” has the meaning set forth in Section 3.2.

“Treasury Regulations” means the regulations prescribed under the Code.

“2011 Harbinger Subscription Agreement” means that certain Subscription Agreement dated August 8, 2011, between the Company, as issuer, Harbinger II S.à r.l., Blue Line ACDL, Inc., Breakaway ACDL, Inc. and the Harbinger Common Share Parties, as amended, restated and/or otherwise modified from time to time.

“2012 Subscription Agreement” means that certain Share Subscription Agreement dated as of August 28, 2012, between the Company, as issuer, and each of the Harbinger and Pinnacle parties thereto, as subscribers, as amended and restated on September 28, 2012, and as the same may be further amended and/or restated from time to time.

“Unconverted April 2014 Advance” means an April 2014 Advance, or portion thereof, that has not been converted into Common Shares in connection with the Conversion.

“Unconverted January 2014 Advance” means a January 2014 Advance, or portion thereof, that has not been converted into Common Shares in connection with the Conversion.

“Unconverted November 2013 Advance” means a November 2013 Advance, or portion thereof, that has not been converted into Common Shares in connection with the Conversion.

“Unreserved Lookback Amount” has the meaning set forth in Section 6.6(j).

“U.S. GAAP” means generally accepted accounting principles in the United States consistently applied throughout the specified period and in the immediately prior comparable period.

“Vietnam” means the Socialist Republic of Vietnam.

“Voting Period” means that period of time during which the Existing Shareholders Agreement remains in full force and effect and a valid and enforceable agreement of the parties thereto.

“Voting Securities” means the Common Shares and any other series or class of voting shares created by the Company from time to time.

Section 7.2 Headings. The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Sections and Paragraphs are to Sections and Paragraphs of this Agreement.

Section 7.3 Extended Meanings. In this Agreement words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

Section 7.4 Currency. All references to currency herein are to lawful money of the United States of America.

ARTICLE 8

CONFIDENTIALITY

Section 8.1 Confidentiality Covenant. Except as required by Applicable Law, each of Harbinger and Pinnacle hereby covenants and agrees that it shall not, without the consent of the other shareholder and the Company, directly or indirectly, communicate or disclose to any Person, or use for any purpose other than the business or the administration of any investment by such shareholder, any Confidential Information acquired by such shareholder, nor shall it utilize or make available any such Confidential Information, directly or indirectly, in connection with the Transfer or proposed Transfer of any of its Securities. Nothing in this Agreement shall prevent disclosure of Confidential Information to Harbinger’s or Pinnacle’s directors, officers, employees or agents or its financial, legal, accounting or other advisors provided such advisors are informed in advance as to the confidential nature of the communication and agree to keep such information confidential.

Section 8.2 Other Permitted Disclosure.

(a) Each of Harbinger and Pinnacle may also disclose Confidential Information to any potential purchaser of its Securities any relevant information, except for trade secrets, with respect to the Company and its Subsidiaries, in order to allow such a potential purchaser to determine whether to acquire such Securities, provided that said shareholder shall first obtain from any Person to whom information is to be disclosed, a confidentiality agreement as to such information.

(b) Pinnacle and its Entity Affiliates may make disclosures to third Persons (including, but not limited to, disclosures to security analysts or made during earnings calls) regarding Confidential Information or such other information about the Company so long as the disclosure of any such information is mutually agreed to in writing from time to time by Pinnacle, the Company and Harbinger. As a result of such pre-approval with respect to such information, Pinnacle and its Entity Affiliates shall not be required to seek the approval of the Company and Harbinger prior to each subsequent disclosure of such pre-approved information.

(c) Notwithstanding anything in this Agreement to the contrary, the parties thereto acknowledge that PEI and its Entity Affiliates shall be entitled to make such disclosures regarding the Company and its Subsidiaries and their affairs (including, without limitation, financial information) as they deem necessary or appropriate in connection with (a) PEI’s and its Entity Affiliates’ reporting or disclosure obligations under United States securities laws, rules and regulations and rules and regulations of stock exchanges and stock markets where their securities are listed or traded, whether in connection with documents filed with or information supplied to the SEC, stock exchanges or other stock markets on which its securities may be listed or traded (which for purposes hereof shall include earnings releases filed by PEI with the SEC), (b) disclosures to Governmental Authorities (including, without limitation, Gaming Authorities), and (c) corporate transactions, including without limitation public or private securities transactions, loans and other financing transactions, proxy solicitations and merger and acquisition transactions, including, without limitation, merger and acquisition transactions involving PEI itself.

Section 8.3 Remedies. Each of the parties agrees that the restrictions contained in this Agreement are necessary and fundamental to the protection of the Company’s business and that all such restrictions are reasonable and valid and all defenses to the strict enforcement thereof are hereby waived. Each of the parties acknowledges that a breach or threatened breach of any provision of this Article 8 will result in the Company and the other shareholder party hereto suffering irreparable harm not compensated by damages alone. Accordingly, the parties agree that the Company and the other shareholder party hereto shall be entitled to interim and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which such Person may be entitled under Applicable Law.

ARTICLE 9

[INTENTIONALLY OMITTED]

ARTICLE 10

MISCELLANEOUS

Section 10.1 Termination.

(a) Subject to the early termination of any provision as a result of an amendment to this Agreement agreed to by Harbinger and Pinnacle as provided under Section 10.2:

(i) Upon the consummation of a Qualified IPO:

(A) the provisions of Article 2, Article 3 and Article 4 shall terminate; and

(B) all other provisions of this Agreement shall survive the consummation of a Qualified IPO and continue in effect.

(ii) Upon the occurrence of a Liquidity Event other than a Qualified IPO:

(A) the provisions of Article 2, Article 3 and Article 4 shall terminate if the managing underwriter advises the Company in good faith that, in its view, the survival of any of Article 2, Article 3 or Article 4 following the consummation of such offering would materially impair its ability to recognize fair value for the Common Shares to be offered; and

(B) all other provisions of this Agreement shall survive the consummation of a such Liquidity Event and continue in effect.

(b) If either Harbinger or Pinnacle no longer directly or indirectly has any beneficial interest in any Equity Securities and is otherwise not in default of this Agreement, then from that point forward such Person shall be deemed to no longer be a party to this Agreement; provided, further, that where such a Person disposed of its Equity Securities in compliance with the provisions of this Agreement it shall be entitled to the benefit of and be bound by the rights and obligations set forth in this Agreement in respect of any matter occurring prior to such disposition.

(c) Nothing in this Agreement shall relieve any party from any liability for the breach of any obligations set forth in this Agreement. Nothing in this Section 10.1 is intended to have any effect on other contracts or agreements to which the Company is a party.

Section 10.2 Amendments. This Agreement and the provisions herein may be amended only if any such amendment is in writing and has been approved by Harbinger, Pinnacle and the Company and any permitted assignees and transferees of such parties. A copy of each such amendment shall be sent to each shareholder that is a party hereto and shall be binding upon each such shareholder; provided, that the failure to deliver a copy of such amendment shall not impair or affect the validity of such amendment.

Section 10.3 Waiver. The failure of a party in any one or more instances to insist upon strict performance of any of the terms of this Agreement or to exercise any right or privilege arising under it shall not preclude it from requiring by reasonable notice that any other party duly perform its obligations or preclude it from exercising such a right or privilege under reasonable circumstances, nor shall waiver in any one instance of a breach be construed as an amendment of this Agreement or waiver of any later breach. A party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right.

Section 10.4 Assignment.

(a) The Company shall not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Majority Party and the Minority Party. Harbinger and Pinnacle shall not assign this Agreement except in the manner expressly contemplated herein.

(b) Notwithstanding anything to the contrary in this Agreement, each Harbinger entity that is a signatory hereto may assign from time to time any and all of its right, title and interest in and to, and all of its obligations under or in respect of, this Agreement and any Securities or other agreement or instrument related thereto, to any other Harbinger entity that is a signatory hereto without restriction and without the consent of the Company, the Board, Pinnacle or any other Person, and immediately upon such assignment, any such Harbinger transferee shall be deemed to include within the definition of “Harbinger” for all purposes under this terms and conditions of this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, neither Harbinger nor Pinnacle nor their respective Entity Affiliates may Transfer Securities except in compliance with the terms of this Agreement.

Section 10.5 Enforcement. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by Harbinger, Pinnacle or the Company were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the Company and each non-breaching shareholder shall be entitled to an injunction or injunctions or such other equitable relief as may be deemed proper by a court of competent jurisdiction to prevent breaches by any shareholder party or the Company to this Agreement and to enforce specifically the terms and provisions of this Agreement applicable to any such shareholder or the Company, this being in addition to any other remedy or relief to which each such party is entitled under Applicable Law or in equity, and that neither any shareholder or the Company shall resist an application for such injunction, injunctions, or other equitable relief on the ground that the Company or any other shareholder has an adequate remedy under Applicable Law. In the event that the Company, Harbinger or Pinnacle shall file suit to enforce the covenants contained in this Agreement (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney’s fees and expenses.

Section 10.6 Notices. All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, overnight courier service, electronic mail or facsimile to the address, electronic mail address or facsimile number set forth below such shareholder’s name, but any party may designate a different address, electronic mail address or facsimile number by a notice similarly given to the Company. Any such notice or communication shall be deemed given when delivered by hand, if delivered on a Business Day, the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four (4) days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a Business Day; and the next Business Day following the day on which receipt is acknowledged whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a day that is not a Business Day.

(a)	to the Company:

Asian Coast Development (Canada) Ltd.

1055 West Hastings Street – Suite 2150

Vancouver, British Columbia

Canada V6E 2E9

Attention: Stephen Shoemaker

Facsimile: (778) 329-0439

Email: sshoemaker@asiancoastdevelopment.com

with a copy, not constituting notice, to:

Heenan Blaikie LLP

#2200 – 1055 West Hastings Street

Vancouver, British Columbia

Canada V6E 2E9

Attention: John Legge

Facsimile: (604) 669-5101

Email: jlegge@heenan.ca

(b)	to Harbinger:

Harbinger II S.à r.l.

412F, route d’Esch

L-1471 Luxembourg

Attention: Christine Bourg, Senior Corporate Officer

Facsimile: (+352) 47 11 01

with a copy, not constituting notice, to:

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, NY 10005

Attention: Alexander Kaye

Facsimile: (212) 822-5171

Email: akaye@milbank.com

and with a further copy not constituting notice, to:

Harbinger Capital Partners Master Fund I, Ltd.

c/o Harbinger Capital Partners

450 Park Avenue, 30th Floor

New York NY 10022

Attention: General Counsel

Facsimile: (212) 898-1309

Email: rroger@harbingercapital.com

(c)	to Pinnacle and PNK Development 31, LLC:

PNK Development 18, LLC

3980 Howard Hughes Parkway

Las Vegas, NV 89169

Attention: Corporate Secretary

Facsimile: (702) 784-7773

with a copy, not constituting notice, to:

Irell & Manella LLP

1800 Avenue of the Stars

Suite 900

Los Angeles, CA 90067-4276

Attention: Ashok Mukhey

Facsimile: (310) 203-7199

Email: amukhey@irell.com

Section 10.7 Further Assurances.

(a) Each of the parties hereto shall from time to time at the request of any of the other parties hereto and without further consideration, execute and deliver all such other additional assignments, transfers, instruments, notices, releases and other documents and shall do all such other acts and things as may be necessary or desirable to carry out the true intent and meaning of this Agreement.

(b) The Company shall use its commercially reasonable efforts to negotiate future Company contracts to provide that at such time as Pinnacle shall become the holder of a majority of the voting power of the outstanding Voting Securities, such event shall not constitute a “change of control” or similar occurrence under any such future Company contract.

(c) Each of Harbinger and Pinnacle agrees to not, without the written consent of the other party, amend the Harbinger Subscription Agreements or the Pinnacle Subscription Agreement, respectively, or the 2012 Subscription Agreement.

Section 10.8 Binding Effect. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Section 10.9 No Third Party Beneficiaries. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Company, Harbinger and Pinnacle any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 10.10 Severability. If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

Section 10.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the specific subject matter hereof and supersedes any and all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties related to such specific subject matter. There are no warranties, representations or other agreements among the parties in connection with the specific subject matter hereof except as specifically set forth herein and therein.

Section 10.12 Governing Law.

(a) This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein without regard to any conflict of law principles thereof that would result in the application of the laws of any other jurisdiction.

(b) Each of the parties agrees that any action or proceeding arising out of or relating to this Agreement must be instituted in the Courts of the Province of British Columbia, waives any objection which it may have now or later to the venue of that action or proceeding, irrevocably and unconditionally submits to the exclusive jurisdiction of those Courts in that action or proceeding and agrees to be bound by any final judgment of those Courts.

Section 10.13 Independent Legal Advice. With respect to the preparation of this Agreement and the rights and obligations herein, all parties to this Agreement acknowledge and confirm that they have been advised to seek, and have sought or otherwise have waived, independent legal advice with respect to this Agreement and the documents delivered pursuant thereto.

Section 10.14 Expenses. Except as otherwise expressly provided herein, each party will pay its own costs and expenses, including legal and accounting expenses, related to the negotiation, preparation and execution of this Agreement and the transactions occurring substantially simultaneously with the execution of this Agreement.

Section 10.15 Counterparts. This Agreement may be executed by facsimile or other electronic transmission and in as many counterparts as are necessary, each of which shall be deemed to be an original, and shall be binding on each party when each party hereto has signed and delivered one such counterpart. When a counterpart of this Agreement has been executed by each party, all counterparts together shall constitute one agreement.

Section 10.16 English Language. The parties acknowledge that they have required that these presents be drawn up in the English language. Les parties reconnaissent avoir exigé que les présentes soient rédigées en langue anglaise.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties, intending to be legally bound, have executed and delivered this Agreement.

ASIAN COAST DEVELOPMENT		Harbinger II S.À r.l.
(CANADA) LTD.
Per:	/s/ Stephen H. Shoemaker	Per:	/s/ Keith M. Hladek
Name:		Name:	Keith M. Hladek
Title:		Title:	Authorized Signatory

		Per:	/s/ Nicolas Gerard
		Name:	Nicolas Gerard
Title:

BLUE LINE ACDL, INC.		BREAKAWAY ACDL, INC.

Per:	/s/ Keith M. Hladek	Per:	/s/ Keith M. Hladek
Name:	Keith M. Hladek	Name:	Keith M. Hladek
Title:	Authorized Signatory	Title:	Authorized Signatory

HARBINGER CHINA DRAGON		CREDIT DISTRESSED BLUE LINE
INTERMEDIATE FUND, L.P., By:		MASTER FUND, LTD., By: Harbinger
Harbinger Capital Partners II LP, its		Capital Partners II LP, its investment
investment manager		manager

Per:	/s/ Keith M. Hladek	Per:	/s/ Keith M. Hladek
Name:	Keith M. Hladek	Name:	Keith M. Hladek
Title:	Authorized Signatory	Title:	Chief Financial Officer

GLOBAL OPPORTUNITIES		PNK DEVELOPMENT 18, LLC
BREAKAWAY LTD., By: Harbinger
Capital Partners II LP, its investment manager

Per:	/s/ Keith M. Hladek	Per:	/s/ Carlos Ruisanchez
Name:	Keith M. Hladek	Name:	C. Ruisanchez
Title:	Chief Financial Officer	Title:	Chief Financial Officer & Treasurer

PNK DEVELOPMENT 31, LLC

Per:	/s/ Carlos Ruisanchez
Name:	C. Ruisanchez
Title:	Chief Financial Officer & Treasurer

Annex A

Initial Instrument	Instrument converted into	Harbinger II SARL	Credit Distressed Blue Line Master Fund	Global Opportunities Breakaway	Harbinger China Dragon Intermediate Fund	Blue Line ACDL	Breakaway ACDL	PNK Development 18	PNK Development 31	Other	TOTAL	Agreed Conversion Price if applicable
Common shares	Common shares	162,527,842	75,000,000	15,000,000	—	—	—	99,201,938	—	11,628,729	363,358,509	N/a
Series V	Common shares	6,452,333,601	—	—	—	925,647,662	185,129,532	2,657,308,623	—	—	10,220,419,419	$0.0188
Series VI	Common shares	603,176,342	141,971,299	21,146,623	2,172,963,864	—	—	1,032,712,315	—	—	3,971,970,444	$0.0162
Backstop Loan	Common shares	1,268,161,979	—	—	—	594,450,928	118,890,186	—	—	—	1,981,503,093	$0.0151
Backstop Warrants	Warrants	168,561,818	52,226,568	10,445,313		26,786,784	5,357,356	64,315,539			327,693,378	N/a
May 2013 Loan	Common shares	1,510,741,860	349,931,430	—	—	—	—	—	—	—	1,860,673,289	$0.0161
May 2013 Warrants	Warrants	196,687,074	45,558,405								242,245,479	N/a
September 2013 Loan	Common shares	298,695,397	—	—	—	1,261,438	—	105,584,806	—	—	405,541,641	$0.0167
November 2013 Loan	Common shares	824,029,263	—	107,935,542	—	—	—	—	—	—	931,964,805	$0.0170
November 2013 Warrants	Warrants	942,950,390		123,518,417							1,066,468,807	N/a
January 2014 Loan	Common shares	739,660,162	—	41,344,220	—	—	—	—	—	—	781,004,381	$0.0170
January 2014 Warrants	Warrants	865,914,519		49,231,011							915,145,530	N/a
April 2014 Loan	Common shares	452,371,549	—	26,380,051	—	—	—	—	—	—	478,751,600	$0.0170
April 2014 Warrants	Warrants	544,706,149		31,763,476							576,469,625	N/a
Options	Options	—	—	—	—	—	—	—	20,036,520	17,198,108	37,234,628	N/a

TOTAL		15,030,517,946	664,687,702	426,764,652	2,172,963,864	1,548,146,812	309,377,074	3,959,123,221	20,036,520	28,826,837	24,160,444,629

- A - 1

Schedule 6.2(a)(v)

Project Delta

Construction Budget Analysis – Zone A1

Items Subject to 3% Variance

Hard Costs:

Convention Center

Casino

Retail

Hotel

Back of House

External Works

Soft Costs:

FF&E/OS&E

IT Systems

Project Office

Nursery (Golf Course)

Acceleration Cost

Pre-Opening

Items Not Subject to 3% Variance

Remaining Budget Costs:

Consultant Fees

Local and Provincial Authority Fees

HTP OH / Insurance / MGM CAA Fees and Other

Buses

Helicopters

Currency conversion from USD to VND

Importation Duties

Cost Escalation

Project Contingency

- A - 1

Schedule 6.2(b)(i)

All agreements and instruments referred to in Schedule “D” to the Pinnacle Subscription Agreement to which Harbinger or any of its Entity Affiliates is a party, together with (i) the Blue Line Loan Agreement, (ii) the Administrative Services Agreement to be entered into between Asian Coast Development (Canada) Ltd. and PNK Development 31, LLC, among others, pursuant to the Services Agreement Term Sheet, (iii) the Stock Option Agreement dated as of August 29, 2012 between Asian Coast Development (Canada) Ltd. and PNK Development 31, LLC and (iv) all Transaction Documents to which Harbinger or any of its Entity Affiliates is a party.

Schedule 6.2(b)(ii)(B)

Illustrative Examples of Purchase Right set forth in Section 6.2(b)(ii)(B)

This Schedule 6.2(b)(ii)(B) and the attached spreadsheet and timeline are for illustrative purposes only and set forth several examples of Pinnacle’s right to acquire from Harbinger and its Entity Affiliates Financing Securities pursuant to the terms and conditions of Section 6.2(b)(ii)(B) (solely for purposes of this Schedule and corresponding spreadsheet and timeline, the “Look Back Right”). To the extent that there is a conflict between this Schedule, the corresponding spreadsheet and timeline, on the one hand, and the Agreement, on the other hand, the terms and conditions of the Agreement shall prevail. Capitalized terms used in this Schedule, the corresponding spreadsheet and timeline that are not defined herein shall have the meanings set forth in the Agreement.

Universal Assumptions

The assumptions below shall apply to each illustrative example provided for in this Schedule, and shall be in addition to the specific assumptions set forth in each illustrative example in this Schedule. These universal assumptions assume that immediately following the consummation of the transactions contemplated by this Agreement:

(a)	the Company will have 100 Common Shares issued and outstanding.

(b)	Harbinger will own 70 Common Shares on a Fully Diluted Basis.

(c)	Pinnacle will own 26 Common Shares on a Fully Diluted Basis.

(d)	As a result, relative to one another:

(i)	Harbinger will own (A) 73% of the Common Shares collectively held by Harbinger and Pinnacle and (B) 70% of the Common Shares on a Fully Diluted Basis; and

(ii)	Pinnacle will own (A) 27% of the Common Shares collectively held by Harbinger and Pinnacle and (B) 26% of the Common Shares on a Fully Diluted Basis.

(e)	For purposes of this Schedule 6.2(b)(ii)(B), the terms “Harbinger” and “Pinnacle” shall include their respective Entity Affiliates that own Equity Securities.

(collectively, the assumptions above in clauses (a) – (e) are referred to in this Schedule as the “Universal Assumptions”).

Scenario #1

•	Three issuances of Common Shares by the Company.

•	Harbinger fully exercises its preemptive rights from Company in all issuances.

•	Pinnacle’s exercises of its preemptive rights varies by issuance.

•	Pinnacle exercises Look Back Right related to Issuance 2.

In addition to the Universal Assumptions, the following additional assumptions apply to Scenario #1:

(1)	The Company issues 100 Common Shares on Day 1 (“Issuance 1”).

(a)	Harbinger fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(C), acquires 72.92 Common Shares from the Company in Issuance 1.

(i)	i.e., 72.92 Common Shares equals:

(A)	100 Common Shares issued by the Company in Issuance 1 multiplied by

(B)	a fraction, the numerator of which is 70 Common Shares held by Harbinger prior to Issuance 1 and the denominator of which is 96 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 1.

(b)	Pinnacle fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(C), acquires the remaining 27.08 Common Shares from the Company in Issuance 1.

(i)	i.e., 27.08 Common Shares equals:

(A)	100 Common Shares issued by the Company in Issuance 1 multiplied by

(B)	a fraction, the numerator of which is 26 Common Shares held by Pinnacle prior to Issuance 1 and the denominator of which is 96 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 1.

(c)	No remaining Common Shares in Issuance 1.

(2)	Exactly one year following Issuance 1, the Company issues another 100 Common Shares (“Issuance 2”).

(a)	Harbinger fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(C), acquires 72.92 Common Shares from the Company in Issuance 2.

(i)	i.e., 72.92 Common Shares equals:

(A)	100 Common Shares issued by the Company in Issuance 2 multiplied by

(B)	a fraction, the numerator of which is 142.92 Common Shares held by Harbinger prior to Issuance 2 and the denominator of which is 196.00 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 2.

(b)	Pinnacle exercises 50% of its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(C), acquires 13.54 Common Shares from the Company in Issuance 2.

(i)	i.e., 13.54 Common Shares equals:

(A)	100 Common Shares issued by the Company in Issuance 2 multiplied by

(B)	a fraction, the numerator of which is 53.08 Common Shares held by Pinnacle prior to Issuance 2 and the denominator of which is 196.00 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 2 divided by

(C)	2 (i.e., 50%).

(c)	The remaining Common Shares from Issuance 2 (i.e., 13.54 Common Shares) are acquired by stockholders other than Harbinger or Pinnacle.

(3)	Look Back Right:

(a)	During the notice period with respect to Issuance 3 as provided for in Section 4.1(c) and prior to the issuance in Issuance 3, Pinnacle fully exercises its Look Back Right with respect to Issuance 2 to acquire 6.21 Common Shares from the 72.92 Common Shares that Harbinger acquired in Issuance 2.

(i)	i.e., 6.21 Common Shares equals the difference between:

(A)	the product of:

(I)	Pinnacle’s Common Share ownership interest relative to Harbinger’s Common Share ownership interest immediately prior to Issuance 2, expressed as a percentage (27.08%), multiplied by

(II)	the Common Shares purchased by Harbinger from the Company in Issuance 2 (72.92 Common Shares).

minus

(B)	13.54 Common Shares that Pinnacle purchased from the Company in Issuance 2.

** Note: Because this Look Back Right is exercised before the First Anniversary of Issuance 2, there is no Sliding Pro Rata Adjustment.

(4)	On the second anniversary of Issuance 1, the Company issues another 100 Common Shares (“Issuance 3”).

(a)	Harbinger fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(C), acquires 74.22 Common Shares from the Company in Issuance 3.

(i)	i.e., 74.22 Common Shares equals:

(A)	100 Common Shares issued by the Company in Issuance 3 multiplied by

(B)	a fraction, the numerator of which is 209.63 Common Shares held by Harbinger prior to Issuance 3 and the denominator of which is 282.46 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 3.

(b)	Pinnacle fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(C), acquires 25.78 Common Shares from the Company in Issuance 3.

(i)	i.e., 25.78 Common Shares equals:

(A)	100 Common Shares issued by the Company in Issuance 3 multiplied by

(B)	a fraction, the numerator of which is 72.83 Common Shares held by Pinnacle prior to Issuance 3 and the denominator of which is 282.46 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 3.

Scenario #2

•	Issuance of New Class of Securities by the Company (e.g., Series VI Special Shares).

•	Two additional issuances of Series VI Special Shares over a 2–year period.

•	Harbinger fully exercises its preemptive rights from Company in all issuances.

•	Pinnacle’s exercise of its preemptive rights varies with issuance.

•	Pinnacle exercises Look Back Rights.

In addition to the Universal Assumptions, the following additional assumptions apply to Scenario #2:

(1)	On Day 1, the Company issues 100 shares of a New Class of Securities – the Series VI Special Shares (“Issuance 1”).

(a)	Harbinger fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(A), acquires 72.92 Series VI Special Shares from the Company in Issuance 1.

(i)	i.e., 72.92 Series VI Special Shares equals:

(A)	100 Series VI Special Shares issued by the Company in Issuance 1 multiplied by

(B)	a fraction, the numerator of which is 70 Common Shares held by Harbinger prior to Issuance 1 and the denominator of which is 96 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 1.

(b)	Pinnacle exercises 25% of its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(A), acquires 6.77 Series VI Special Shares from the Company in Issuance 1.

(i)	i.e., 6.77 Series VI Special Shares equals:

(A)	100 Series VI Special Shares issued by the Company in Issuance 1 multiplied by

(B)	a fraction, the numerator of which is 26 Common Shares held by Pinnacle prior to Issuance 1 and the denominator of which is 96 Common Shares held collectively by Harbinger and Pinnacle prior to Issuance 1 divided by

(C)	4 (i.e., 25%).

(c)	The remaining Series VI Special Shares from Issuance 1 (i.e., 20.31 Series VI Special Shares) are acquired by stockholders other than Harbinger or Pinnacle.

(2)	Exactly six months following Issuance 1, the Company issues Add-On Securities by issuing another 100 Series VI Special Shares (“Issuance 2”).

(a)	Harbinger fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(B), acquires 72.92 Series VI Special Shares from the Company in Issuance 2.

(i)	i.e., 72.92 Series VI Special Shares equals:

(A)	100 Series VI Special Shares issued by the Company in Issuance 2 multiplied by

(B)	a fraction, the numerator of which is 72.92 Series VI Special Shares held by Harbinger prior to Issuance 2 and the denominator of which is 100 Series VI Special Shares issued and outstanding on a Fully Diluted Basis prior to Issuance 2.

(b)	Pinnacle fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(B), acquires 6.77 Series VI Special Shares from the Company in Issuance 2.

(i)	i.e., 6.77 Series VI Special Shares equals:

(A)	100 Series VI Special Shares issued by the Company in Issuance 2 multiplied by

(B)	a fraction, the numerator of which is 6.77 Series VI Special Shares held by Pinnacle prior to Issuance 2 and the denominator of which is 100 Series VI Special Shares issued and outstanding on a Fully Diluted Basis prior to Issuance 2.

(c)	The remaining Series VI Special Shares from Issuance 2 (i.e., 20.31 Series VI Special Shares) are acquired by stockholders other than Harbinger or Pinnacle.

(3)	Look Back Right – With Respect to Issuance 1:

(a)	One day prior to the issuance in Issuance 3 (and during the notice period with respect to Issuance 3 as provided for in Section 4.1(c)), Pinnacle fully exercises its Look Back Right with respect to Issuance 1 to acquire 6.51 Series VI Special Shares from the 72.92 Series VI Special Shares that Harbinger acquired in Issuance 1.

(i)	i.e., 6.51 Series VI Special Shares equals the amount determined by:

(A)	the product of:

(I)	Pinnacle’s Common Share ownership interest relative to Harbinger’s Common Share ownership interest immediately prior to Issuance 1, expressed as a percentage (27.08%), multiplied by

(II)	the Series VI Special Shares purchased by Harbinger from the Company in Issuance 1 (72.92 Series VI Special Shares)

minus

(B)	6.77 Series VI Special Shares that Pinnacle purchased from the Company in Issuance 1 multiplied by

(C)	0.50, which represents the Sliding Pro Rata Preemptive Portion, which is equal to:

(I)	366 (representing the number of days between the date on which Pinnacle exercised the Look Back Right with respect to Issuance 1 and the Third Anniversary of Issuance 1) divided by

(II)	730.

(4)	Look Back Right – With Respect to Issuance 2:

(a)	One day prior to the issuance in Issuance 3 and immediately following the exercise of the Look Back Right on Issuance 1 (and during the notice period with respect to Issuance 3 as provided for in Section 4.1(c)), Pinnacle fully exercises its Look Back Right with respect to Issuance 2 to acquire 9.80 Series VI Special Shares from the 72.92 Series VI Special Shares that Harbinger acquired in Issuance 2.

(i)	i.e., 9.80 Series VI Special Shares equals the amount determined by:

(A)	the product of:

(I)	Pinnacle’s Common Share ownership interest relative to Harbinger’s Common Share ownership interest immediately prior to Issuance 2, expressed as a percentage (27.08%), multiplied by

(II)	the Series VI Special Shares purchased by Harbinger from the Company in Issuance 2 (72.92 Series VI Special Shares)

minus

(B)	6.77 Series VI Special Shares that Pinnacle purchased from the Company in Issuance 2 multiplied by

(C)	0.75, which represents the Sliding Pro Rata Preemptive Portion, which is equal to:

(I)	551 (representing the number of days between the date on which Pinnacle exercised the Look Back Right with respect to Issuance 2 and the Third Anniversary of Issuance 2) divided by

(II)	730.

(5)	On the second anniversary of Issuance 1, the Company issues Add-On Securities by issuing another 100 Series VI Special Shares (“Issuance 3”).

(a)	Harbinger fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(B) and taking into account the Look Back Rights exercised above, acquires 64.77 Series VI Special Shares from the Company in Issuance 3.

(i)	i.e., 64.77 Series VI Special Shares equals:

(A)	100 Series VI Special Shares issued by the Company in Issuance 3 multiplied by

(B)	a fraction, the numerator of which is 129.53 Series VI Special Shares held by Harbinger prior to Issuance 3 and the denominator of which is 200 Series VI Special Shares issued and outstanding on a Fully Diluted Basis prior to Issuance 3.

(b)	Pinnacle fully exercises its preemptive rights under Article 4, and as a result of the calculations set forth in Section 4.1(a)(i)(B), acquires 14.92 Series VI Special Shares from the Company in Issuance 3.

(i)	i.e., 14.92 Series VI Special Shares equals:

(A)	100 Series VI Special Shares issued by the Company in Issuance 3 multiplied by

(B)	a fraction, the numerator of which is 29.84 Common Shares held by Pinnacle prior to Issuance 3 and the denominator of which is 200 Series VI Special Shares issued and outstanding on a Fully Diluted Basis prior to Issuance 3.

(c)	The remaining Series VI Special Shares from Issuance 3 (i.e., 20.31 Series VI Special Shares) are acquired by stockholders other than Harbinger or Pinnacle.

Schedule 6.2(b)(ii)(B) - Spreadsheet

Scenario #1	Three Common Shares Issuances; Look Back Righton Issuance 2 Exercised

Background
100.00	Total Common Shares issued and outstanding prior to Issuance 1
70.00	Harbinger’s Common Share ownership prior to Issuance 1
26.00	Pinnacle’s Common Share ownership prior to Issuance 1
96.00	Harbinger’s and Pinnacle’s Common Share Ownership prior to Issuance 1
70.00%	Harbinger’s % of total Common Shares issued and outstanding prior to Issuance 1
26.00%	Pinnacle’s % of total Common Shares issued and outstanding prior to Issuance 1
72.92%	Harbinger’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 1
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 1

Issuance 1 (Day 1)	Issuance of Common Shares
100.00	Total Common Shares Issued in Issuance 1
72.92	Harbinger’s 100% Common Share acquisition from the Company in Issuance 1
27.08	Pinnacle’s 100% Common Share acquisition from the Company in Issuance 1
0.00	Third Party acquisition from the Company in Issuance 1
200.00	Total Common Shares issued and outstanding following Issuance 1

Issuance 2 (1 year later)	Issuance of Common Shares
142.92	Harbinger’s Common Share ownership prior to Issuance 2
53.08	Pinnacle’s Common Share ownership prior to Issuance 2
196.00	Harbinger’s and Pinnacle’s Common Share ownership prior to Issuance 2
71.46%	Harbinger’s % of total Common Shares issued and outstanding prior to Issuance 2
26.54%	Pinnacle’s % of total Common Shares issued and outstanding prior to Issuance 2
72.92%	Harbinger’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 2
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 2

100.00	Total Common Shares issued in Issuance 2
72.92	Harbinger’s 100% Common Share acquisition from the Company in Issuance 2
13.54	Pinnacle’s 50% Common Share acquisition from the Company in Issuance 2
13.54	Third Party acquisition from the Company in Issuance 2

300.00	Total Common Shares issued and outstanding following Issuance 2

Look Back Right	Prior to Issuance 3
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 2
72.92	Harbinger’s 100% Common Share acquisition from the Company in Issuance 2
13.54	Pinnacle’s purchased Common Shares in Issuance 2
6.21	Maximum number of Common Shares subject to Look Back on Issuance 2
0.00	Sliding Pro Rata Adjustment (N/A)
6.21	Common Shares purchased by Pinnacle from Harbinger via Look Back Right on Issuance 2
72.83	Pinnacle’s Common Share ownership following Look Back Right on Issuance 2
209.63	Harbinger’s Common Share ownership following Look Back Right on Issuance 2

Issuance 3 (2 years later)	Issuance of Common Shares
209.63	Harbinger’s Common Share ownership prior to Issuance 3
72.83	Pinnacle’s Common Share ownership prior to Issuance 3
282.46	Harbinger’s and Pinnacle’s Common Share Ownership prior to Issuance 3
69.88%	Harbinger’s % of total Common Shares issued and outstanding prior to Issuance 3
24.28%	Pinnacle’s % of total Common Shares issued and outstanding prior to Issuance 3
74.22%	Harbinger’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 3
25.78%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 3

100.00	Total Common Shares issued in Issuance 3
74.22	Harbinger’s 100% Common Share acquisition from the Company in Issuance 3
25.78	Pinnacle’s 100% Common Share acquisition from the Company in Issuance 3
Results
400.00	Total Common Shares issued and outstanding following Issuance 3
283.84	Harbinger’s Common Share ownership following Issuance 3
98.62	Pinnacle’s Common Share ownership following Issuance 3
382.46	Harbinger’s and Pinnacle’s Common Share Ownership following Issuance 3
70.96%	Harbinger’s % of total Common Shares issued and outstanding following Issuance 3
24.65%	Pinnacle’s % of total Common Shares issued and outstanding following Issuance 3
74.22%	Harbinger’s % of total Common Shares held by Harbinger and Pinnacle following Issuance 3
25.78%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle following Issuance 3

Schedule 6.2(b)(ii)(B) - Spreadsheet

Scenario #2	New Class of Securities Issuance with Add-Ons; Look Back Rights Exercised

Background
100.00	Total Common Shares issued and outstanding prior to Issuance 1
70.00	Harbinger’s Common Share ownership prior to Issuance 1
26.00	Pinnacle’s Common Share ownership prior to Issuance 1
96.00	Harbinger’s and Pinnacle’s Common Share Ownership prior to Issuance 1
70.00%	Harbinger’s % of total Common Shares issued and outstanding prior to Issuance 1
26.00%	Pinnacle’s % of total Common Shares issued and outstanding prior to Issuance 1
72.92%	Harbinger’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 1
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 1

Issuance 1 (Day 1)	Issuance of New Class of Securities - Series VI Special Shares
100.00	Total Series VI Special Shares Issued in Issuance 1
72.92	Harbinger’s 100% Series VI Special Shares acquisition from the Company in Issuance 1
6.77	Pinnacle’s 25% Series VI Special Shares acquisition from the Company in Issuance 1
20.31	Third Party acquisition from the Company in Issuance 1
100.00	Total Common Shares issued and outstanding following Issuance 1
100.00	Total Series VI Special Shares issued and outstanding following Issuance 1

Issuance 2 (6 months later)	Issuance of Add-On Securities - Series VI Special Shares
72.92	Harbinger’s Series VI Special Shares ownership prior to Issuance 2
6.77	Pinnacle’s Series VI Special Shares ownership prior to Issuance 2
100.00	Total Series VI Special Shares issued and outstanding prior to Issuance 2
100.00	Total Series VI Special Shares issued in Issuance 2
72.92	Harbinger’s 100% Series VI Special Shares acquisition from the Company in Issuance 2
6.77	Pinnacle’s 100% Series VI Special Shares acquisition from the Company in Issuance 2
20.31	Third Party acquisition from the Company in Issuance 2
100.00	Total Common Shares issued and outstanding following Issuance 2
200.00	Total Series VI Special Shares issued and outstanding following Issuance 2

Look Back Rights (1 day prior to Issuance 3)
With respect to Issuance 1
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 1
72.92	Harbinger’s 100% Series VI Special Shares acquisition from the Company in Issuance 1
6.77	Pinnacle’s purchased Series VI Special Shares in Issuance 1
12.98	Maximum number of Series VI Special Shares subject to Look Back on Issuance 1
0.50	Sliding Pro Rata Preemptive Portion (Third Anniversary - Exercise Date / 730)	366.00 3rd Ann - Exercise Date
6.51	Series VI Special Shares purchased by Pinnacle from Harbinger via Look Back Right on Issuance 1
20.05	Pinnacle’s Series VI Special Share ownership following Look Back Right on Issuance 1
139.33	Harbinger’s Series VI Special Share ownership following Look Back Right on Issuance 1
With respect to Issuance 2
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle prior to Issuance 2
72.92	Harbinger’s 100% Series VI Special Shares acquisition from the Company in Issuance 2
6.77	Pinnacle’s purchased Series VI Special Shares in Issuance 2
12.98	Maximum number of Series VI Special Shares subject to Look Back on Issuance 2
0.75	Sliding Pro Rata Preemptive Portion (Third Anniversary - Exercise Date / 730)	551.00 3rd Ann - Exercise Date
9.80	Series VI Special Shares purchased by Pinnacle from Harbinger via Look Back Right on Issuance 2
29.84	Pinnacle’s Series VI Special Share ownership following Look Back Right on Issuance 2
129.53	Harbinger’s Series VI Special Share ownership following Look Back Right on Issuance 2

Issuance 3 (2 years later)	Issuance of Add-On Securities - Series VI Special Shares
129.53	Harbinger’s Series VI Special Shares ownership prior to Issuance 3
29.84	Pinnacle’s Series VI Special Shares ownership prior to Issuance 3
200.00	Total Series VI Special Shares issued and outstanding prior to Issuance 3
100.00	Total Series VI Special Shares issued in Issuance 3
64.77	Harbinger’s 100% Series VI Special Shares acquisition from the Company in Issuance 3
14.92	Pinnacle’s 100% Series VI Special Shares acquisition from the Company in Issuance 3
20.31	Third Party acquisition from the Company in Issuance 3

Results

Common Shares
100.00	Total Common Shares issued and outstanding following Issuance 3
70.00	Harbinger’s Common Share ownership following Issuance 3
26.00	Pinnacle’s Common Share ownership following Issuance 3
96.00	Harbinger’s and Pinnacle’s Common Share Ownership following Issuance 3
70.00%	Harbinger’s % of total Common Shares issued and outstanding following Issuance 3
26.00%	Pinnacle’s % of total Common Shares issued and outstanding following Issuance 3
72.92%	Harbinger’s % of total Common Shares held by Harbinger and Pinnacle following Issuance 3
27.08%	Pinnacle’s % of total Common Shares held by Harbinger and Pinnacle following Issuance 3

Series VI Special Shares
300.00	Total Series VI Special Shares issued and outstanding following Issuance 3
194.30	Harbinger’s Series VI Special Shares ownership following Issuance 3
44.77	Pinnacle’s Series VI Special Shares ownership following Issuance 3
60.94	Third Party’s Series VI Special Shares ownership following Issuance 3
239.06	Harbinger’s and Pinnacle’s Series VI Special Shares Ownership following Issuance 3
64.77%	Harbinger’s % of total Series VI Special Shares issued and outstanding following Issuance 3
14.92%	Pinnacle’s % of total Series VI Special Shares issued and outstanding following Issuance 3
20.31%	Third Party’s % of total Series VI Special Shares issued and outstanding following Issuance 3
81.27%	Harbinger’s % of total Series VI Special Shares held by Harbinger and Pinnacle following Issuance 3
18.73%	Pinnacle’s % of total Series VI Special Shares held by Harbinger and Pinnacle following Issuance 3

Schedule 6.2(b)(ii)(B)

General Timeline

Scenario #1

Issuance 1
• 100 Common Shares issued
• H exercises 100% = 72.92 Common Shares
• PNK exercises 100% = 27.08 Common Shares
Issuance 2
• 100 Common Shares issued
• H exercises 100% = 72.92 Common Shares
• PNK exercises 50% = 13.54 Common Shares
Issuance 3
• 100 Common Shares issued
• H exercises 100% = 74.22 Common Shares
• PNK exercises 100% = 25.78 Common Shares
Day 1
Year 1
Year 2
Look Back Right on Issuance 2
• PNK fully exercises to acquire 6.21 Common Shares from the 72.92 that Harbinger acquired in Issuance 2

4812-0265-2169

Schedule 6.2(b)(ii)(B)

General Timeline

Scenario #2

Issuance 1
- 100 Series VI issued
- H exercises 100% = 72.92 Series VI
- PNK exercises 25% = 6.77 Series VI
- Third Party = 20.31 Series VI

Issuance 2
- 100 Series VI issued
- H exercises 100% = 72.92 Series VI
- PNK exercises 100% = 6.77 Series VI
- Third Party = 20.31 Series VI

Issuance 3
- 100 Series VI issued
- H exercises 100% = 64.77 Series VI
- PNK exercises 100% = 14.92 Series VI
- Third Party = 20.31 Series VI

Day 1
6 months
Year 2

Look Back Right on Issuance 1
- PNK fully exercises to acquire 6.51 Series VI from the 72.92 that Harbinger acquired in Issuance 1

Look Back Right on Issuance 2
- PNK fully exercises to acquire 9.80 Series VI from the 72.92 that Harbinger acquired in Issuance 2

4812-0265-2169

SCHEDULE “E”

ANTI-CORRUPTION POLICY

ASIAN COAST DEVELOPMENT (CANADA) LTD. (THE “COMPANY”)

Anti-Corruption Policy

Purpose

The purpose of this policy is to inform all Company employees of our policy regarding payments to government officials, and to set forth the requirement that all staff avoid making improper payments to government officials or otherwise violating any applicable anti-bribery or anti-corruption laws, including the U.S. Foreign Corrupt Practices Act (the “FCPA”).

All employees are prohibited from making improper payments or gifts to government officials and shall at all times maintain proper business contacts and relationships with any government officials we encounter in the course of our business. The Company expects all employees to be familiar with this policy and will take a “zero tolerance” approach to its application, which covers all payments to government officials, whether made by a Company employee or by a third party with whom we work.

Policy

The Company requires all directors, officers, managers, employees, and those acting on behalf of the Company, to abide by all applicable laws and regulations at all times. The Company will not pursue any business anywhere that requires us to participate in unethical or illegal activity in order to obtain or retain business.

Prohibited payments to Government Officials

No employees or any person acting on the Company’s behalf (including subcontractors or agents) shall:

1.	Make any offer, payment, promise, or gift, or offer anything of value to any government official—whether directly to a government official or directly or indirectly through a third party—for the purpose of unlawfully:

•	influencing any act or decision of a government official in his official capacity;

•	inducing a government official to do or fail to do anything in violation of his or her duty;

•	inducing a government official to use his or her influence to affect or influence any client act or decision to assist the Company in obtaining or retaining business; or

2.	Make any offer, payment, promise, or gift, or offer anything of value to any person or entity knowing or being aware (or where such employee or person acting on the Company’s behalf should know or be aware) that any portion of the same shall be used to unlawfully influence the acts of any client or any government official.

In addition, no employees (or other persons for the Company’s benefit) may enter into any agreement or other arrangement, whether directly or indirectly, with any government official for the purposes described above.

Exceptions to the prohibition

The above prohibition is subject to the exceptions listed below. Many of the exceptions have been the subject of specific legal interpretation. Accordingly, you should check with the Chief Legal Officer prior to relying upon the listed exceptions.

Exceptions

(1)	the payment, gift, offer, or promise of anything of value that was made, is lawful under the written laws and regulations of the foreign official’s, political party’s, party official’s, or candidate’s country; or

(2)	the payment, gift, offer, or promise of anything of value that was made, is a reasonable and bona fide expenditure, such as travel and lodging expenses, incurred by or on behalf of a foreign official, party, party official, or candidate and was directly related to:

(A)	the promotion, demonstration, or explanation of products or services; or

(B)	the execution or performance of a contract with a foreign government or agency thereof.

Indirect Payments Prohibited

If a direct payment would be improper under any applicable laws or the Company policy, then having a third party make or receive the payment on either the Company or government official’s behalf is also be prohibited. Indirect payments of the type described include any transfer of funds, property, or services to another organization or individual in order to unlawfully benefit a government official for the purposes set forth above. Indirect violations also include any transfer of funds, property, or services to any person or organization if there is reason to know that the recipient will use any portion to make unlawful payments on the Company’s behalf.

Written Contracts

Any contract between the Company and a third-party that is retained to assist the Company in obtaining or retaining business must be in writing (and as with all other written agreements must be reviewed by the Company’s Chief Legal Officer prior to its execution). The contract must also contain anti-bribery representations and warranties by the third-party.

Books and Records

The Company shall keep books and records that accurately and fairly reflect the transactions of the corporation and shall maintain an adequate system of internal accounting controls.

Reporting Responsibility

If you are aware of any conduct that you believe may violate this policy, you have a responsibility to report it to the Chief Legal Officer. Should you encounter a situation that raises a question in your mind regarding the propriety of the conduct involved, you should immediately contact the Chief Legal Officer for guidance.

Violations of the Policy

Any violation of this policy may result in disciplinary action up to and including termination.

Definitions

Employees: When used in this policy, “employees” refers to directors, officers, managers, and employees of the Company.

Government Official: includes all employees of a government department or agency, whether in the executive, legislative or judicial branches of government and whether at the national, state or local level (or their equivalents). The term covers part-time workers, unpaid workers, and any person “acting in an official capacity.” Political parties, party officials, and candidates for political office are included. Foreign officials also include employees of public international organizations such as the World Bank, International Monetary Fund or the European Union. The term covers officers and employees of companies under government ownership or control (even if the ownership is a minority interest).

Anything of value: Includes, but is not limited to, cash, gifts, entertainment, travel expenditures, excessive business promotional activities, and covering or reimbursing expenses of officials or their friends or relatives.